UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SEAGEN INC.

(Name of Registrant as Specified in Its Charter)

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Seagen

Seagen

Notice of 2021 Annual Meeting and **Proxy Statement**

ANNUAL MEETING

Friday, May 14, 2021
2:30 p.m. Pacific Time
Virtual Meeting Site:
www.virtualshareholdermeeting/SGEN2021

Dear Fellow Shareholders:

2020 was a pivotal year for Seagen as we expanded our commercial portfolio and our pipeline, broadened our geographic footprint and augmented our business with strategic partnerships. We successfully launched two important medicines for cancer patients, PADCEV®, for urothelial (bladder) cancer, and TUKYSA®, for HER2-positive breast cancer. These products, along with ADCETRIS®, for blood-related cancers, drove 2020 net product sales to $1 billion. We are focused on maximizing the potential of these products through broad clinical development programs. In addition, we are expanding our global footprint and now have presence across Europe. Recently, we received approval for TUKYSA in the European Union and Great Britain, and we and our partner, Astellas, submitted marketing applications for PADCEV in the European Union and several other ex-U.S. countries. We are committed to bringing these impactful medicines to cancer patients in need.

Beyond our commercial products, we are working to develop additional first-in-class or best-in-class cancer treatments. We and our partner, Genmab, recently submitted a Biologics License Application to the FDA for tisotumab vedotin for women with metastatic cervical cancer. We also established a co-development and co-commercialization agreement with Merck for ladiratuzumab vedotin, our novel antibody-drug conjugate (ADC) targeting breast cancer and other solid tumors. This collaboration, in addition to another agreement with Merck to commercialize TUKYSA outside of the U.S., Canada and Europe, strengthened our balance sheet. We received $725 million in upfront payments and proceeds of $1 billion from an equity investment by Merck.

We are also advancing multiple programs in our earlier-stage pipeline. These product candidates utilize novel technologies, including our industry-leading ADC technology. We believe continued investment in research and development is key to our success and will result in long-term shareholder value.

In response to the global pandemic, we implemented measures focused on protecting the health and safety of our workforce and designed to ensure business continuity. This included requiring most employees to work remotely and providing additional resources for them to successfully conduct their work. For those with roles that required them to be onsite, such as laboratory research personnel, we implemented changes including staggering work times to provide for appropriate distancing and mandatory COVID-19 screening when coming onsite. We also worked diligently across our commercial, clinical and research activities to ensure we continue to advance our programs and deliver our medicines to patients. In addition, we supported our communities through charitable giving including corporate matching campaigns, volunteer programs, and donations to patient organizations to provide financial relief and services to individuals impacted by the pandemic.

During 2020, we furthered our focus on fostering diversity, equity and inclusion at Seagen through a number of initiatives that are discussed further in this proxy statement. We believe this will contribute to our innovation, as well as better represent and serve our stakeholders.

As part of our investor relations activities, we continued our proactive shareholder engagement effort focused on corporate governance, executive compensation, and social topics. These discussions and the feedback we received from investors provided valuable information for senior management and our Board of Directors in their planning and decision making, and continue to influence changes to our practices in these areas.

We hope that you will participate in the Annual Meeting because your vote is important to us. This year, to protect the health and safety of our shareholders and employees and to facilitate shareholder participation despite the global pandemic, the Annual Meeting will be held through a live webcast at www.virtualshareholdermeeting.com/SGEN2021. The following notice of our Annual Meeting contains details of the business to be conducted at the meeting, as well as information regarding how to vote.

Sincerely,

Clay B. Siegall, Ph.D. Chairman, President and Chief Executive Officer April 1, 2021

2021 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Meeting Date:	May 14, 2021	Meeting Place:	The Annual Meeting will be held online at www.virtualshareholdermeeting.com/SGEN2021
Meeting Time:	2:30 p.m. (Pacific)
Record Date:	March 18, 2021

VOTING METHODS

Your vote is very important to us. Whether or not you expect to attend the Annual Meeting online, please ensure your representation and the presence of a quorum at the Annual Meeting by voting via one of the methods listed below, as promptly as possible. If you are an owner of record as of the record date, you may vote via any of the following methods:

Via the Internet:	Call Toll-Free:	Mail Signed Proxy Card
www.proxyvote.com	1-800-690-6903	Using the Provided Postage-Paid Envelope

If you are a beneficial owner of shares held through a broker, bank or other owner of record, you must follow the voting instructions you receive from the owner of record to vote your shares.

ATTENDING THE MEETING

To attend the Annual Meeting, access the meeting center at www.virtualshareholdermeeting.com/SGEN2021 and enter the 16-digit control number from your proxy card or Notice of Internet Availability of Proxy Materials.

MEETING AGENDA

The proposals for the Annual Meeting are to:

1.	Elect the three nominees for Class II director named in the accompanying proxy statement to hold office until Seagen’s 2024 Annual Meeting of Shareholders.

2.	Approve, on an advisory basis, the compensation of Seagen’s named executive officers as disclosed in the accompanying proxy statement.

3.	Ratify the appointment of PricewaterhouseCoopers LLP as Seagen’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

4.	Transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

You can find more information about each of these items, including the nominees for directors, in the accompanying proxy statement.

A complete list of the shareholders entitled to vote at the Annual Meeting will be available during the Annual Meeting for examination by any shareholder at www.virtualshareholdermeeting.com/SGEN2021.

By Order of the Board of Directors,

Jean I. Liu CORPORATE SECRETARY APRIL 1, 2021

YOUR VOTE IS IMPORTANT TO US.

PLEASE EXERCISE YOUR SHAREHOLDER RIGHT TO VOTE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 14, 2021: The proxy statement and annual report to shareholders are available at www.proxyvote.com.

PROXY STATEMENT SUMMARY

The following summary highlights certain information contained elsewhere in this proxy statement and does not contain all of the information you should consider. You should read the entire proxy statement carefully before voting.

2021 ANNUAL MEETING INFORMATION
Meeting Date:	May 14, 2021	Meeting Place:	The Annual Meeting will be held online at www.virtualshareholdermeeting.com/SGEN2021
Meeting Time:	2:30 p.m. (Pacific)
Record Date:	March 18, 2021

VOTING MATTERS

Proposals		Board Vote Recommendation	See Page Number for More Detail

PROPOSAL NO. 1	Election of Class II directors	FOR EACH NOMINEE	Page 8

PROPOSAL NO. 2	Advisory vote on the compensation of our named executive officers	FOR	Page 30

PROPOSAL NO. 3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm	FOR	Page 78

Our proxy materials, which include this proxy statement and our 2020 annual report, are first being mailed or made available to shareholders on or about April 1, 2021.

COMPANY OVERVIEW

Seagen is a global biotechnology company that develops and commercializes targeted therapies to treat cancer. We are commercializing ADCETRIS® (brentuximab vedotin), for the treatment of certain CD30-expressing lymphomas, PADCEV® (enfortumab vedotin-ejfv), for the treatment of certain metastatic urothelial cancers, and TUKYSA® (tucatinib), for treatment of certain metastatic HER2-positive breast cancers. We are also advancing a pipeline of novel therapies for solid tumors and blood-related cancers designed to address unmet medical needs and improve treatment outcomes for patients. Many of our programs, including ADCETRIS and PADCEV, are based on our antibody-drug conjugate, or ADC, technology that utilizes the targeting ability of monoclonal antibodies to deliver cell-killing agents directly to cancer cells.

2021 PROXY STATEMENT	1

PROXY STATEMENT SUMMARY

BUSINESS HIGHLIGHTS

In 2020, Seagen delivered on multiple important business, regulatory and development milestones. We reported record net product sales of $1 billion driven by the successful launches of PADCEV and TUKYSA and continued growth of ADCETRIS. PADCEV, approved in late 2019 for the treatment of previously treated urothelial (bladder) cancer, and TUKYSA, approved in 2020 for previously treated HER2-positive metastatic breast cancer, address significant unmet patient needs and have been rapidly adopted by oncologists. To build on the potential of our three approved drugs, we are conducting clinical trials in earlier lines and stages of disease as well as in other cancer types.

We are also extending the availability of our products outside of the U.S. and recently received approval of TUKYSA in the European Union and United Kingdom. Additionally, in 2020 we entered into a strategic collaboration with Merck for TUKYSA commercialization beyond the U.S, Canada and Europe. For PADCEV, in early 2021 we and our partner Astellas submitted marketing applications for approval in the European Union and Japan. ADCETRIS use continues to expand globally, and in 2020 our partner Takeda received approval in China.

Over the past year, we have also made significant progress in advancing our late-stage pipeline. In early 2021, we and our partner Genmab submitted a Biologics License Application to the FDA for tisotumab vedotin based on positive results from a pivotal trial in metastatic cervical cancer in women who progress following first-line treatment. We also established an important strategic partnership with Merck to co-develop and co-commercialize ladiratuzumab vedotin, which is in development for breast cancers and other solid tumors. Under this collaboration and the TUKYSA commercial agreement with Merck we received $725 million in upfront payments and, in connection with the ladiratuzumab vedotin collaboration, Merck made a $1 billion equity investment in Seagen.

Our earlier-stage pipeline is robust, with seven clinical-stage and multiple preclinical programs in development for a range of solid tumors and hematologic malignancies. Our product candidates include both ADCs as well as other types of empowered antibodies. We are making significant investment in our pipeline and technologies as we believe it is important to ensuring long-term growth.

Our accomplishments in 2020 and early 2021 required us to address the impact of the global pandemic on our business. This included proactive efforts designed to protect the health and safety of our workforce, patients and healthcare professionals and ensure business continuity while we advance our goal of bringing important medicines to patients in need. Entering 2021, we will continue to closely monitor and respond to any further impacts of the global pandemic, while focusing on our strategic priorities to maximize the global potential of our approved medicines, advance our late-stage programs and expand our early-stage pipeline.

2

PROXY STATEMENT SUMMARY

BOARD OF DIRECTORS AND NOMINEES SNAPSHOT

The names of the nominees and of the directors whose terms of office will continue after the Annual Meeting, their ages as of April 1, 2021, and certain other information about them are set forth below. For more detailed information about the background of each of our directors, please see “Nominees for the Board of Directors and Continuing Directors,” below.

Director Nominee	Age	Director Since	Term Expires	Principal Occupation	Audit	Compensation	Nominating & Corporate Governance

Felix J. Baker, Ph.D. Lead Independent Director	52	2003	2021	Founder and Co-Managing Member of Baker Bros. Advisors LP		¡	●

Clay B. Siegall, Ph.D.	60	1997	2021	President, Chief Executive Officer and Chairman of the Board of Seagen Inc.

Nancy A. Simonian, M.D.	60	2012	2021	Chief Executive Officer of Syros Pharmaceuticals, Inc.			¡

Director

David W. Gryska	65	2005	2023	Former Executive Vice President and Chief Financial Officer of Incyte Corporation	¡

Marc E. Lippman, M.D.	76	2000	2022	Professor of Oncology at Georgetown University Medical Center’s Lombardi Comprehensive Cancer Center			●

Ted Love, M.D.	62	2020	2022	President and Chief Executive Officer of Global Blood Therapeutics, Inc.	●

John A. Orwin	56	2014	2023	President and Chief Executive Officer of Atreca, Inc.		●

Alpna H. Seth, Ph.D.	57	2018	2023	Chief Executive Officer and President of Nura Bio Inc. (formerly Proneurotech Inc.)	●

Daniel G. Welch	63	2007	2022	Former Executive Partner, Sofinnova Ventures		●
¡ = Committee Chair

BOARD COMPOSITION

2021 PROXY STATEMENT	3

PROXY STATEMENT SUMMARY

GOVERNANCE HIGHLIGHTS

Our Board of Directors is committed to building long-term shareholder value and maintaining sound corporate governance practices. We highlight some of our corporate governance practices below.

Number of directors	9

Percentage of directors who are independent	89%

Directors who attended at least 75% of board and committee meetings	ALL

Strong and active lead independent director	✓

100% independent audit, compensation and nominating and corporate governance committees	✓

Board and committees may engage outside advisors independent of management	✓

Adopted a policy to instruct search firms to include diverse candidates in director candidate pools	✓

Corporate governance guidelines formalize policy of considering diversity of race, ethnicity, gender, age and sexual orientation in selecting director nominees	✓

Annual Board self-evaluations	✓

Active shareholder engagement program	✓

Corporate governance guidelines	✓

Majority voting in uncontested elections	✓

All employees, officers and directors must adhere to a Code of Conduct and Business Ethics	✓

4

PROXY STATEMENT SUMMARY

SHAREHOLDER ENGAGEMENT

In 2020, we continued our proactive shareholder outreach program to solicit feedback and better understand investor perspectives on operational, governance and executive compensation matters. We held discussions with a number of our shareholders in the spring before the Annual Meeting and again in late fall. Our cross-functional team that participated in these discussions to address investors’ specific focus areas included executives from our Investor Relations, Human Resources and Legal departments as well as our Chief Financial Officer. Feedback from these engagement activities was shared with management and our Board of Directors to inform our goal of aligning Company interests with those of our shareholders. Investor feedback is important to us, and we are committed to continuing to engage with our shareholders in the future to understand and consider their views.

2020 SHAREHOLDER ENGAGEMENT EFFORT

SHAREHOLDER FEEDBACK

In 2020, these discussions covered a wide range of topics, including:

•	diversity, equity and inclusion and human capital management

•	director commitments
•	executive compensation

•	managing the business during the global pandemic

OUTCOMES OF ENGAGEMENT

The feedback from discussions with shareholders led to changes in 2020 to our executive compensation program and corporate governance practices, as described below.

Executive Compensation	• Incorporated performance-based equity awards into the annual long-term incentive awards for all executives serving on our executive committee, including all of our named executive officers

Corporate Governance

•  Formally adopted a policy to instruct third-party search firms to include women and candidates from underrepresented communities in the pool as part of director nominee searches

•  Revised our Code of Conduct and Business Ethics, including updates to reflect our global expansion

•  Enhanced our disclosure on diversity, equity and inclusion (please see “Diversity, Equity and Inclusion” below in this proxy statement) and human capital management (please see “Business—Human Capital Resources” in our Annual Report on Form 10-K)

•  In recognition of shareholder feedback about director board commitments, Dr. Simonian has committed to reduce the number of public company boards on which she serves prior to the end of the year

2021 PROXY STATEMENT	5

PROXY STATEMENT SUMMARY

2020 COMPENSATION HIGHLIGHTS

We endeavor to maintain sound executive compensation policies and practices consistent with our executive compensation philosophy. The following table highlights some of our executive compensation policies and practices, which are structured to drive performance and align our executives’ interests with our shareholders’ long-term interests. For more detailed information, please see the discussion under “Compensation Discussion and Analysis—Our Executive Compensation Practices.”

WHAT WE DO	WHAT WE DON’T DO

Pay for Performance	No Special Health or Welfare Benefits for Executives

Significant Portion of Compensation is at Risk	No Post-Employment Tax Gross-Ups

Double-Trigger Vesting	No Hedging or Pledging of Our Stock Permitted

Independent Compensation Committee	No Stock Option Repricing

Independent Compensation Advisor Reports Directly to the Compensation Committee

Annual Market Review of Executive Compensation

Stock Ownership Guidelines for Directors and Executive Officers

Multi-Year Vesting Requirements

Annual Say-on-Pay Vote

Active Shareholder Engagement Program

Clawback Policy

Cap on Annual Cash Bonuses

Minimize Inappropriate Risk Taking

Competitive Peer Group

6

PROXY STATEMENT SUMMARY

ALIGNMENT OF CEO PAY TO TOTAL SHAREHOLDER RETURN

We design our executive compensation program to align pay with company performance, and as highlighted in the charts below, there is strong alignment between the two. The charts below show the relative degree of alignment between our CEO’s total compensation and our total shareholder return, or TSR, over the one- and three- year periods ended December 31, 2020. TSR is calculated by dividing the change in share price over the relevant period by the initial share price. For comparison purposes, the charts below also show the relative degree of alignment between the total compensation of the CEOs of the companies in our compensation peer group over the one- and three-year periods ended December 31, 2019, which are the most recent periods for which data was available to the Compensation Committee when making pay decisions in August 2020, and the TSRs of the companies in our compensation peer group over the one- and three-year periods ended December 31, 2020. For more information on our pay elements and our compensation decision making process, including our compensation peer group, please see “Executive Compensation—Compensation Discussion and Analysis—Principal Elements of Pay” and “Executive Compensation—Compensation Discussion and Analysis —Compensation-Setting Process” below.

CERTAIN DEFINED TERMS

In this Proxy Statement:

•	“We,” “us,” “our”, the “Company” and “Seagen” refer to Seagen Inc. and its wholly-owned subsidiaries on a consolidated basis;

•	“Annual Meeting” means our 2021 Annual Meeting of Shareholders;

•	“Board of Directors” or “Board” means our Board of Directors; and

•	“SEC” means the Securities and Exchange Commission.

2021 PROXY STATEMENT	7

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors is divided into three equal classes with staggered three-year terms, as shown in the table below:

Director Nominee	Class	Age*	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated

Felix J. Baker, Ph.D.	II	52	Lead Independent Director	2003	2021	2024

Clay B. Siegall, Ph.D.	II	60	President, CEO and Chairman of the Board	1997	2021	2024

Nancy A. Simonian, M.D.	II	60	Director	2012	2021	2024

Director

Marc E. Lippman, M.D.	III	76	Director	2000	2022

Ted Love, M.D.	III	62	Director	2020	2022

Daniel G. Welch	III	63	Director	2007	2022

David W. Gryska	I	65	Director	2005	2023

John A. Orwin	I	56	Director	2014	2023

Alpna H. Seth, Ph.D.	I	57	Director	2018	2023

*	Ages as of April 1, 2021

If elected at the Annual Meeting, each of the above director nominees would serve until the 2024 Annual Meeting of Shareholders and until the director’s successor is elected and has qualified, or, if sooner, until the director’s death, resignation or removal.

As this is an uncontested election, each nominee for director must receive a majority of the votes cast in order to be elected, meaning the number of shares voted “for” each nominee must exceed the number of shares voted “against” such nominee.

In addition, under our Corporate Governance Guidelines, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” such election is required to submit an offer of resignation for consideration by the Nominating and Corporate Governance Committee, or the Governance Committee. In such case, the Governance Committee will then consider all of the relevant facts and circumstances and recommend to the full Board the action to be taken with respect to such offer of resignation.

If any nominee is unavailable for election due to an unexpected occurrence, such shares will be voted for the election of such substitute nominees as the Governance Committee may propose. Proxies may not be voted for a greater number of persons than the number of nominees named. Each person nominated for election has consented to being named as a nominee in this proxy statement and has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

The Board recommends a vote FOR all three of the nominees for director named above.

8

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

The names of the nominees and of the directors whose terms of office will continue after the Annual Meeting, their ages as of April 1, 2021, and certain other information about them are set forth below. Such information includes the specific and particular experience, qualifications, attributes or skills of each nominee and continuing director that led the Governance Committee and the Board to believe that such nominee or continuing director should continue to serve on the Board as of the date of this proxy statement.

DIRECTOR NOMINEE PROFILES

FELIX J. BAKER, PH.D. LEAD INDEPENDENT DIRECTOR

	KEY QUALIFICATIONS	RECENT EXPERIENCE

Age: 52 Director Since: 2003 Term Expires: 2021 Committees: • Compensation (Chair) • Governance

As a board member and investor in many successful biotechnology companies, Dr. Baker is able to draw on his experience and vision in investing in and building companies to add significant value to Board of Directors discussions and company strategy.

Baker Bros. Advisors LP, a biotechnology investment firm

•  Founder and Co-Managing Member (2000-present)

OTHER PUBLIC COMPANY BOARDS

Current

•  IGM Biosciences, Inc.

•  Kiniksa Pharmaceuticals, Ltd.

•  Kodiak Sciences Inc.

•  Talis Biomedical Corporation

Past 5 Years

•  Alexion Pharmaceuticals, Inc.

•  Genomic Health, Inc.

2021 PROXY STATEMENT	9

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

DIRECTOR NOMINEE PROFILES

CLAY B. SIEGALL, PH.D. CHAIRMAN OF THE BOARD

	KEY QUALIFICATIONS	RECENT EXPERIENCE

Age: 60 Director Since: 1997 Term Expires: 2021

Dr. Siegall’s experience in founding and building Seagen is integral to our success and our mission. His scientific understanding along with his corporate vision and operational knowledge provide strategic insights to our Board of Directors.

Seagen Inc.

•  Chairman of the Board (2004-present)

•  Chief Executive Officer (2002-present)

•  President (2000-present)

•  Chief Scientific Officer (1997-2002)

•  Co-founder (1997-present)

OTHER PUBLIC COMPANY BOARDS

Current

•  Ultragenyx Pharmaceutical Inc.

Past 5 Years

•  Alder BioPharmaceuticals, Inc.

•  Mirna Therapeutics, Inc.

NANCY A. SIMONIAN, M.D. INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE

Age: 60 Director Since: 2012 Term Expires: 2021 Committees: • Governance (Chair)

As a current and former senior executive of several other biotechnology companies, including Syros Pharmaceuticals, Inc., Millennium Pharmaceuticals, Inc. and Biogen, Inc., Dr. Simonian possesses a strong understanding of the biotechnology industry and the development and commercialization of our product candidates. Her knowledge of late-stage product development, as former Chief Medical Officer of Millennium Pharmaceuticals, Inc., and her understanding of patient perspectives as a medical doctor, bring important insights to our Board of Directors.

Syros Pharmaceuticals, Inc., a publicly-traded life sciences company

•  Chief Executive Officer (2012-present)

Millennium Pharmaceuticals, Inc., an affiliate of The Takeda Oncology Company

•  Chief Medical Officer (2006-2011)

OTHER PUBLIC COMPANY BOARDS

Current*

•  Evelo Biosciences, Inc.

•  Syros Pharmaceuticals, Inc.

* Dr. Simonian has committed to reduce the total number of public company boards on which she serves to two prior to the end of the year.

10

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

CONTINUING DIRECTOR PROFILES

DAVID W. GRYSKA INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE

Age: 65 Director Since: 2005 Term Expires: 2023 Committees: • Audit (Chair)

Mr. Gryska has years of experience as Chief Financial Officer at Incyte Corporation, Celgene Corporation, Scios, Inc., and Cardiac Pathways Corporation. He brings to the Board valuable and relevant experience as a senior financial executive at life sciences and biotechnology companies engaged in financings, global expansion and other strategic transactions. He also has extensive knowledge of accounting principles and financial reporting rules and regulations, tax compliance and oversight of the financial reporting processes of several large, publicly-traded corporations, which assists Mr. Gryska in fulfilling his duties as chair of our Audit Committee.

Incyte Corporation, a publicly-traded biopharmaceutical company

•  Executive Vice President and Chief Financial Officer (2014-2018; retired)

Myrexis, Inc., a publicly-traded biotechnology company

•  Chief Operating Officer and Interim Chief Executive Officer (2012)

Celgene Corporation, a publicly-traded biopharmaceutical company

•  Senior Vice President and Chief Financial Officer (2006-2010)

OTHER PUBLIC COMPANY BOARDS

Current

•  Aerie Pharmaceuticals, Inc.

•  GW Pharmaceuticals plc

Past 5 Years

•  PDL BioPharma, Inc.

MARC E. LIPPMAN, M.D. INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE

Age: 76 Director Since: 2000 Term Expires: 2022 Committees: • Governance

Dr. Lippman’s extensive experience in treating patients and conducting oncology research at the National Cancer Institute and at the medical schools of the University of Miami, the University of Michigan and Georgetown University provides an important patient perspective and focus on innovation in our development of targeted oncology therapies.

Georgetown University Medical Center’s Lombardi Comprehensive Cancer Center

•  Professor of Oncology (2018-present)

University of Miami Leonard M. Miller School of Medicine

•  Kathleen and Stanley Glaser Professor of Medicine and Chairman of the Department of Medicine (2017-2018)

•  Deputy Director of the Sylvester Comprehensive Cancer Center (2008-2017)

OTHER PUBLIC COMPANY BOARDS

•  None

2021 PROXY STATEMENT	11

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

CONTINUING DIRECTOR PROFILES

TED LOVE, M.D. INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE

Age: 62 Director Since: 2020 Term Expires: 2022 Committees: • Audit

Dr. Love has more than twenty years of leadership and management experience in the pharmaceutical industry, including Global Blood Therapeutics, Inc. and Onyx Pharmaceuticals, Inc., in addition to his prior experience as a practicing physician. He brings both strong business expertise and knowledge of patient perspectives to our Board of Directors.

Global Blood Therapeutics, Inc., a publicly-traded biopharmaceutical company

•  President and Chief Executive Officer (2014-present)

Onyx Pharmaceuticals, Inc.

•  Executive Vice President, Research and Development and Technical Operations (2010-2012)

OTHER PUBLIC COMPANY BOARDS

Current

•  Global Blood Therapeutics, Inc.

•  Royalty Pharma plc

Past 5 Years

•  Amicus Therapeutics, Inc.

•  Cascadian Therapeutics, Inc.

•  Portola Pharmaceuticals, Inc.

JOHN A. ORWIN INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE

Age: 56 Director Since: 2014 Term Expires: 2023 Committees: • Compensation

Mr. Orwin has many years of experience as a senior executive at leading pharmaceutical and biotechnology companies, including Atreca, Inc., Relypsa, Inc., Affymax, Inc., Genentech, Inc., and Johnson & Johnson. This gives him a strong understanding of the biotechnology industry and the challenges we must meet in order to continue developing and commercializing ADCETRIS, PADCEV, TUKYSA and our product candidates.

Atreca, Inc., a publicly-traded biopharmaceutical company

•  President and Chief Executive Officer (2018-present)

Relypsa, Inc., now an affiliate of Vifor Pharma AG, a Swiss-listed public company

•  Chief Executive Officer (2013-2017)

Affymax, Inc., a biotechnology company

•  Board member (2011-2014)

•  Chief Executive Officer (2011-2013)

•  President and Chief Operating Officer (2010-2011)

Genentech, Inc., now a member of the Roche Group

•  Vice President and then Senior Vice President of the BioOncology Business Unit (2005-2010)

OTHER PUBLIC COMPANY BOARDS

Current

•  Atreca, Inc.

•  Travere Therapeutics, Inc.

Past 5 Years

•  Array BioPharma Inc.

12

NOMINEES FOR THE BOARD OF DIRECTORS AND CONTINUING DIRECTORS

CONTINUING DIRECTOR PROFILES

ALPNA H. SETH, PH.D. INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE

Age: 57 Director Since: 2018 Term Expires: 2023 Committees: • Audit

Dr. Seth has over 20 years of global experience in the biotechnology industry. Having held a range of leadership roles around the globe, Dr. Seth brings a breadth of experience in drug development, commercial, international operations and general management.

Nura Bio Inc. (formerly Proneurotech Inc.), a private biotechnology company

•  Chief Executive Officer and President (2019-present)

Vir Biotechnology, Inc., now a publicly traded biopharmaceutical company

•  Chief Operating Officer (2017-2019)

Biogen, Inc., a publicly-traded biotechnology company

•  Senior Vice President and Global Head of the Biosimilars Global Business Unit (2014-2017)

•  Range of leadership roles in business development, drug development and commercial (1998-2014)

OTHER PUBLIC COMPANY BOARDS

Current

•  Bio-Techne Corporation

DANIEL G. WELCH INDEPENDENT

	KEY QUALIFICATIONS	RECENT EXPERIENCE

Age: 63 Director Since: 2007 Term Expires: 2022 Committees: • Compensation

Mr. Welch’s global commercial background and strong senior executive experience at a wide range of biotechnology companies, including previously serving as Chairman and Chief Executive Officer of two publicly-traded biotechnology companies, InterMune, Inc. and Triangle Pharmaceuticals, Inc., gives him insight into strategy and planning for a biopharmaceutical company that is valuable to our senior management and our Board of Directors.

Sofinnova Ventures, a venture capital firm

•  Executive Partner (2015-2018; retired)

InterMune, Inc., a publicly-traded biotechnology company

•  Chief Executive Officer and President (2003-2014)

•  Chairman of the Board (2007-2014)

OTHER PUBLIC COMPANY BOARDS

Current

•  Intercept Pharmaceuticals, Inc.

•  Nuvation Bio Inc. (Chairman of the Board)

•  Ultragenyx Pharmaceutical, Inc. (Chairman of the Board)

Past 5 Years

•  Avexis, Inc.

2021 PROXY STATEMENT	13

CORPORATE GOVERNANCE

CORPORATE GOVERNANCE

Our Board of Directors is committed to building long-term shareholder value and maintaining sound corporate governance practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our processes, policies and procedures in light of such developments.

DIRECTOR INDEPENDENCE; AUDIT COMMITTEE FINANCIAL EXPERT

Our Board of Directors has determined that all of our directors are independent directors within the meaning of Rule 5605(a)(2) of the Nasdaq listing standards, except for Clay B. Siegall, our President and Chief Executive Officer. Our Board of Directors considered Dr. Baker’s role as a Co-Managing Member of Baker Brothers Investments, and the relationship Seagen has with Baker Brothers Investments and affiliated entities as significant shareholders in making the determination that Dr. Baker is independent.

Our Board of Directors has also determined that all of the members of the Compensation Committee currently serving are independent under the additional criteria for members of the Compensation Committee under the Nasdaq listing standards. In the case of Dr. Baker, our Board of Directors determined that, given his affiliation with our largest shareholder, his interests are aligned with other shareholders in seeking an appropriate executive compensation program for Seagen. In addition, the Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of Rules 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and that Mr. Gryska is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. There are no family relationships among any of the directors or executive officers of Seagen.

BOARD LEADERSHIP STRUCTURE

Our Board of Directors has chosen to combine the principal executive officer and Board chairman positions and, in addition, has appointed a separate lead independent director. Dr. Siegall has served as our principal executive officer and Board chairman since 2004. At the present time, the independent directors believe that Dr. Siegall’s in-depth knowledge of our operations and vision for our development make him the best-qualified director to serve as Board chairman. We believe that combining the positions of chief executive officer and Board chairman provides a single, clear chain of command to execute our strategic initiatives and business plans. In addition, we believe that a combined chief executive officer/Board chairman is better positioned to act as a bridge between management and the Board, facilitating the regular flow of information. We also believe that it is advantageous to have a Board chairman with an extensive history with and knowledge of Seagen (as is the case with our chief executive officer) as compared to an independent Board chairman with less direct involvement.

Under our Corporate Governance Guidelines, when the Board chairman also serves as our chief executive officer or as another executive officer of Seagen, the Board may designate an independent director who acts as a lead independent director. The position of lead independent director has been structured to serve as an effective balance to a combined chief executive officer/Board chairman. In addition, we believe that having a lead independent director, who is independent of management, creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board of Directors to monitor whether management’s actions are in the best interests of Seagen and its shareholders. Since February 2005, Dr. Baker has served as the lead independent director of the Board. His formal and informal duties include, among others:

•	providing leadership to the Board complementary to the Board chairman;

•	working with the Board chairman and Corporate Secretary to set the agenda for Board meetings;

•	serving as the principal liaison between the independent directors and the Board chairman;

•	calling meetings of the independent directors;

•	chairing meetings of independent directors without management present;

•	chairing Board meetings if the Board chairman is not in attendance;

•	if requested by shareholders, ensuring that he is available, when appropriate, for consultation and direct communication; and

•	reviewing and providing input on Board meeting schedules.

14

CORPORATE GOVERNANCE

In addition, as chair of our Compensation Committee, Dr. Baker provides additional oversight of management by leading the annual evaluation of the pay and performance of our chief executive officer and our other executive officers.

DIRECTOR COMMITMENTS

Our Board only nominates candidates who it believes will be able to devote sufficient time and attention to fulfill their duties, taking into account each candidate’s principal occupation, other board service, attendance and performance. In 2020, based on discussions during shareholder engagements, as well as our Governance Committee’s review of institutional and proxy advisory firms’ policies on director time commitments and the policies of peers and other public companies, our Governance Committee and Board revised our Corporate Governance Guidelines as outlined below. All of our directors are in compliance with this policy.

Director who also serves as a Section 16 executive officer of a public company	≤3 public company boards including our Board unless approved in advance by our Board

Director who is not an Executive Officer	≤5 public company boards including our Board unless approved in advance by the Board

Non-employee directors are required to notify the Governance Committee if they:

•	retire from their executive positions at outside companies;

•	change the position they held when they became a member of the Board; or

•	join the board of a private or public company.

After receiving such a notice, the Governance Committee will review the appropriateness of continued Board membership under the circumstances and the affected director will be expected to act in accordance with the Governance Committee’s recommendation.

We are aware that some shareholders have policies that are more restrictive than our policy on director commitments. Over the past year, our Governance Committee has continued to review shareholder policies on director time commitments. We also discussed this topic during shareholder engagements.

Our Governance Committee and Board believe that each of our directors has demonstrated an ongoing commitment and ability to devote ample time and attention to their duties as directors of Seagen based on their exemplary participation in meetings of our Board and, where applicable, the Board committees on which they serve. Each of our directors also brings important expertise and experience to Seagen, as described more fully under “Nominees for the Board of Directors and Continuing Directors” above in this proxy statement. The Board believes that it is in the Company’s best interest that each of our current directors continue to serve on our Board. In addition, as indicated above, our Board continues to actively discuss the topic of director commitments in light of evolving shareholder positions on this topic. In 2020, the Chair of our Governance Committee, Dr. Simonian, committed to reduce the total number of public company boards on which she serves to two, prior to the end of this year.

2021 PROXY STATEMENT	15

CORPORATE GOVERNANCE

BOARD COMMITTEES

The Board has a standing Audit Committee, Compensation Committee and Governance Committee, each of which is made up solely of independent directors. Each of these committees operates under a written charter setting forth the functions and responsibilities of the committee, which is available on our website at www.seagen.com.

AUDIT COMMITTEE

Chair: David W. Gryska Other Members: Ted Love* Alpna H. Seth	KEY FUNCTIONS

•  appoint and establish the fees for our independent registered public accounting firm;

•  review and approve the procedures we use to prepare our periodic and annual reports;

•  review and discuss with management and our independent auditor our quarterly earnings release, financial statements, and related periodic SEC filings;

•  review our critical accounting policies and critical audit matters;

•  review the independence of the independent registered public accounting firm in accordance with the Public Company Accounting Oversight Board;

•  monitor the effectiveness of the audit effort; and

•  oversee our financial and accounting organization, our system of internal accounting controls and our internal audit function.

*	Mr. Orwin served as a member of the Audit Committee until September 2020, when Dr. Love joined the Audit Committee.

COMPENSATION COMMITTEE

Chair: Felix J. Baker Other Members: John A. Orwin Daniel G. Welch	KEY FUNCTIONS

•  review and advise the Board regarding the performance of the CEO and other executive officers;

•  review overall corporate performance against goals and determine corporate payout factor used for annual executive and nonexecutive bonuses;

•  review and determine the compensation to be paid to the Company’s executive officers;

•  establish and administer our policies regarding annual executive salaries, cash incentives and long-term equity incentives;

•  oversee our equity plans, long-term incentive plans, executive bonus plan and other compensation policies, plans and programs;

•  review with management our Compensation Discussion and Analysis; and

•  review the compensation paid to our directors.

16

CORPORATE GOVERNANCE

GOVERNANCE COMMITTEE

Chair: Nancy A. Simonian Other Members: Felix J. Baker Marc E. Lippman	KEY FUNCTIONS

•  identify and evaluate individuals qualified to serve as members of the Board of Directors and consider board composition, including evaluating incumbent directors for re-election;

•  recommend nominees to the Board for election as directors of Seagen and appointment as members of the committees of the Board of Directors;

•  develop and make recommendations to the Board regarding the Company’s Corporate Governance Guidelines and provide oversight with respect to corporate governance and ethical conduct; and

•  oversee an annual evaluation of the performance of the Board.

BOARD AND COMMITTEE MEETINGS AND ATTENDANCE

The Board met nineteen times and acted by written consent four times during 2020. On at least a quarterly basis, the Board meets in executive sessions of independent directors without management present. During 2020, the Audit Committee held five meetings and acted by written consent two times, the Compensation Committee held eight meetings and acted by written consent four times and the Governance Committee met twice and acted by written consent two times. Each of our directors attended at least 75% of the aggregate of Board and applicable committee meetings during his or her service on the Board or applicable committees during 2020.

Although we do not have a formal policy regarding attendance by members of the Board of Directors at our annual meetings of shareholders, directors are encouraged to attend. Six of the directors then serving on our Board attended the 2020 Annual Meeting of Shareholders.

BOARD RISK OVERSIGHT

Our Board of Directors has overall responsibility for risk oversight with a focus on the most significant risks facing Seagen. Throughout the year, the Board and the committees to which it has delegated responsibility dedicate a portion of their meetings to reviewing and discussing specific risk topics in greater detail. Strategic and operational risks are presented and discussed in the context of the Chief Executive Officer’s report on operations to the Board at regularly scheduled Board meetings and at presentations to the Board and its committees by the respective committee chairs, our Chief Financial Officer, our General Counsel and Executive Vice President, Legal Affairs, and other officers. In addition, management periodically reports to the Board on enterprise risk management. Our Board also retains responsibility for assessment of succession-related risks and succession planning.

The Board has delegated responsibility for the oversight of specific risks to Board committees as follows:

Audit Committee

•  Reviews and oversees risks related to cybersecurity and compliance matters, including but not limited to, Foreign Corrupt Practices Act compliance.

•  Reviews and oversees related-party transactions on behalf of Seagen.

Compensation Committee

•  Evaluates the risks and rewards associated with our compensation philosophy and programs.

•  Reviews and approves compensation programs with features that mitigate risk without diminishing the  incentive nature of the compensation. For more detail see “Compensation of Executive Officers—Compensation Discussion and Analysis—Compensation and Risk,” below in this proxy statement.

•  Discusses with management the procedures that have been put in place to identify and mitigate potential  risks in compensation.

Governance Committee	• Oversees risks related to Seagen’s governance structure and processes, board composition, refreshment and committee leadership.

2021 PROXY STATEMENT	17

CORPORATE GOVERNANCE

In addition, our General Counsel and Executive Vice President, Legal Affairs works with our committees and Board to develop risk identification, risk management and risk mitigation strategies and reports periodically to the Board and the committees on Seagen’s risk profile and various management and mitigation strategies.

COMPENSATION COMMITTEE PROCESS AND PROCEDURES

Information on the Compensation Committee’s processes and procedures for consideration of executive compensation are addressed in “Compensation Discussion and Analysis” below. For information regarding our processes and procedures for the consideration and determination of director compensation, please see “Director Compensation” below. In accordance with its charter, the Compensation Committee may delegate any of its authority or responsibility as appropriate, except to the extent inconsistent with any applicable laws and rules, including the Nasdaq listing standards. Our Compensation Committee does not, however, delegate any of its functions to others in determining or recommending executive or director compensation.

BOARD REFRESHMENT

Under our Corporate Governance Guidelines, our Governance Committee is responsible for assessing the appropriate balance of experience, skills and characteristics required of the Board. In this regard, our Governance Committee identifies and evaluates individuals qualified to serve as Board members, including evaluating incumbent directors for re-election, and recommends to the Board nominees for election as directors. On an annual basis, our Governance Committee is tasked with considering and articulating the qualities, experiences, skills and attributes that qualify each director to be a member of the Board in light of our business and structure and assessing its effectiveness in diversifying the Board. Our Governance Committee also oversees an annual Board self-evaluation process. Director responses are collated into a summary by an outside third party, and the results are discussed with the full Board.

CRITERIA FOR BOARD MEMBERSHIP

The Governance Committee assesses many characteristics and diversity considerations when reviewing director candidates and these characteristics are set forth in our Corporate Governance Guidelines. Among the characteristics to be considered are:

•	professional background;

•	depth and breadth of experience;

•	wisdom;

•	sound business judgment;

•	integrity;

•	collegiality;

•	ability to make independent analytical inquiries;

•	understanding of the Company’s business environment;

•	familiarity with the biotechnology industry;

•	willingness to devote adequate time to Board duties;

•	the interplay of the candidate’s experience and skills with those of other Board members; and

•	the extent to which a candidate would be a desirable addition to the Board and any committees of the Board.

Our Corporate Governance Guidelines further provide that the Governance Committee seeks nominees with:

•	a broad range of experience, viewpoints, professions, skills, geographic representations and cultural backgrounds; and

•	diversity of race, ethnicity, gender, age and sexual orientation.

We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities and should represent an appropriate balance between institutional knowledge and fresh perspectives.

18

CORPORATE GOVERNANCE

BOARD SKILLS AND EXPERIENCE

	Baker	Gyrska	Lippman	Love	Orwin	Seth	Siegall	Simonian	Welch

CEO/CFO Leadership Experience serving as a chief executive officer or chief financial officer at a publicly traded or private organization		●		●	●	●	●	●	●

Financial / Accounting Experience or expertise in financial accounting and reporting processes or the financial management of an organization	●	●		●	●	●	●	●	●

Scientific Scientific expertise related to the healthcare industry	●		●	●		●	●	●

Healthcare Industry Experience with complex issues within the healthcare industry	●	●	●	●	●	●	●	●	●

Regulatory Experience with regulation in the healthcare industry				●	●	●	●	●	●

Business Strategy / Operations Experience overseeing and/or driving strategic direction and growth of an organization	●	●	●	●	●	●	●	●	●

Public Company Governance Experience as a board member of another public company	●	●		●	●	●	●	●	●

Capital Markets Experience Experience in capital market transactions or mergers and acquisitions	●	●		●	●	●	●	●	●

BOARD COMPOSITION

2021 PROXY STATEMENT	19

CORPORATE GOVERNANCE

DIRECTOR NOMINATION PROCESS

The Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. In determining whether to recommend a director for re-election, the Governance Committee considers the director’s past attendance at meetings and participation in and contributions to the activities of the Board and its committees, as well as the nature and time involved in a director’s service on other boards. It also considers the overall composition of the Board, including considerations of refreshment and diversity. If there is a vacancy on the Board as a result of a resignation or otherwise, or if the Board decides not to nominate a member for re-election or decides to add a member to the Board, the Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above and the Board’s needs. Current members of the Board are asked to submit suggestions as to individuals meeting the criteria described above.

In February 2021, in order to advance our efforts to promote a diverse set of directors, our Board revised our Corporate Governance Guidelines to implement a policy that, when a third-party search firm is engaged and requested to furnish a list of possible director candidates, the firm will be instructed to include women and candidates from underrepresented communities who meet the applicable business and search criteria.

SHAREHOLDER DIRECTOR NOMINATIONS AND RECOMMENDATIONS

In accordance with our bylaws and applicable law, nominations for directors may be made by any shareholder of record entitled to vote for the election of directors at shareholder meetings held for such purpose. The requirements a shareholder must follow for nominating persons for election as directors are set forth in our bylaws and under the heading “Frequently Asked Questions and Other Information—When are proposals and nominations due for the 2022 Annual Meeting?” below in this proxy statement.

The Governance Committee will also consider director candidates recommended by shareholders. In order to recommend director candidates to the Governance Committee, shareholders should follow the procedures in our bylaws for director nominations. If a shareholder complies with these procedures for recommending persons for election as directors, the Governance Committee will conduct the appropriate and necessary inquiries into the backgrounds, qualifications and skills of the recommended candidates and, in the exercise of the Governance Committee’s independent judgment in accordance with the policies and procedures adopted in the Governance Committee’s charter, will determine whether to recommend the candidate(s) recommended by the shareholders to the Board for inclusion in the list of candidates for election as directors at the next shareholder meeting held to elect directors. The Governance Committee does not intend to alter the manner in which it evaluates director candidates based on whether or not the candidate was recommended by a shareholder.

20

CORPORATE GOVERNANCE

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our Board of Directors currently does not have a formal process for shareholders to send communications to the Board of Directors. Nevertheless, efforts are made to ensure that the views of shareholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to shareholders on a timely basis. The Board does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. Shareholders wishing to formally communicate with the Board of Directors may send communications directly to Seagen Inc., Attention: Investor Relations, 21823 – 30th Drive SE, Bothell, Washington 98021, and communications that are relevant to the duties and responsibilities of the Board will be forwarded, as appropriate. If the communication regards a shareholder proposal to be considered at an annual meeting of shareholders, the methods and timing for submitting a shareholder proposal are covered under the heading “Frequently Asked Questions and Other Information—When are proposals and nominations due for the 2022 Annual Meeting?”

MAJORITY VOTING IN UNCONTESTED ELECTIONS

Our bylaws provide for a majority voting standard in uncontested director elections, instead of plurality voting. In uncontested elections, a director must be elected by a majority of the votes cast with respect to the election of such director (meaning the number of shares voted “for” such nominee’s election must exceed the number of votes cast “against” his or her election) at any meeting for the election of directors at which a quorum is present. However, in the event of a contested election of directors, directors shall be elected by the highest number of votes, or a plurality of votes, cast.

In addition, under our Corporate Governance Guidelines, any nominee for director who receives a greater number of votes “against” his or her election than votes “for” such election is required to submit an offer of resignation for consideration by the Governance Committee. In such case, the Governance Committee will then consider all of the relevant facts and circumstances and recommend to the full Board the action to be taken with respect to such offer of resignation.

BOARD CLASSIFICATION

The Board believes that there is no single approach to corporate governance that is appropriate for all companies and that the key consideration in determining whether to implement a particular governance practice is whether that practice promotes the interests of shareholders, taking into account the specific circumstances of Seagen. While the Board acknowledges that declassification proposals have received popular support, it has reviewed the rationale for its current classified structure and continues to believe that a classified board is the appropriate board structure for Seagen at this time and is in the best interest of our shareholders for the reasons set forth below:

•

Long-Term Focus. The Board believes that a classified board encourages directors to look to the long-term best interest of Seagen and our shareholders by strengthening the independence of non-employee directors against the often short-term focus of certain investors and special interests.

•

Continuity of Board Leadership. A classified board allows for a greater amount of stability and continuity, providing institutional perspective and knowledge both to management and other directors in a time of rapid growth and transformation for Seagen. In addition, the development and commercialization of pharmaceuticals is complex and requires significant expertise. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our highly technical business, including our relationships with our current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the biotechnology and pharmaceutical industries. Each year the Governance Committee reviews the qualifications and performance of the directors prior to nominating them to stand for re-election. We believe the benefit of a classified board to Seagen and our shareholders comes not from continuity alone—but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term shareholder interests.

•

Unsolicited Takeover Protection. A classified board can reduce vulnerability to potential abusive takeover tactics by encouraging persons seeking control of Seagen to negotiate with the Board and thereby better positioning the Board to negotiate effectively on behalf of all shareholders. Because less than a majority of directors stand for election at each annual meeting under a classified board structure, a hostile bidder could not simply replace a majority of the Board at a single annual meeting with directors aligned with the hostile bidder’s own interests,

2021 PROXY STATEMENT	21

CORPORATE GOVERNANCE

thereby gaining control of Seagen without paying a fair market price to all shareholders. Rather, in the interests of fairness to shareholders as a whole, having a classified board encourages the hostile bidder to negotiate directly with the Board on a potential transaction.

In sum, Seagen has benefited from the independence and continuity of experienced leadership provided by our Board of Directors under the classified structure, and we believe these factors have been critical drivers of the significant growth in shareholder value that Seagen has generated over time.

SUCCESSION PLANNING

Succession planning is an important part of planning for the long-term success of our business. Under our Corporate Governance Guidelines, our Board is responsible for CEO succession planning, and they discuss CEO and executive officer performance and succession in executive session. In addition, our CEO and senior executives actively discuss future candidates for leadership positions at all levels within our organization. In fall 2020, we held an executive succession planning session at the Board level with the support of our Executive Vice President, Human Resources.

CORPORATE GOVERNANCE GUIDELINES

As a part of the Board’s commitment to building long-term shareholder value and maintaining sound corporate governance, the Board has adopted a set of Corporate Governance Guidelines, which guides the operation of the Board and its committees. Our Corporate Governance Guidelines cover, among other topics, Board composition, structure and functioning, including our director resignation policy, Board membership criteria, including but not limited to diversity considerations, director independence, Board self-evaluations, committees of the Board, Board access to management and independent advisers, stock ownership guidelines for members of the Board and our executive officers, and succession and leadership development. A copy of the Corporate Governance Guidelines can be viewed on our website at www.seagen.com.

STOCK OWNERSHIP GUIDELINES

Our Corporate Governance Guidelines include stock ownership guidelines for our directors and executive officers. For more information about these guidelines, please see “Director Compensation—Director Stock Ownership Guidelines” and “Compensation of Executive Officers—Compensation Discussion and Analysis—Stock Ownership Guidelines” below.

CODE OF CONDUCT AND BUSINESS ETHICS

The Board of Directors has adopted a Code of Conduct and Business Ethics, or the Code of Ethics, for all directors, officers and employees of Seagen Inc. A copy of the Code of Ethics can be viewed on our website at www.seagen.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of the Code of Ethics by posting such information on our website at the website address specified above.

WHISTLEBLOWER POLICY

Seagen has adopted a Whistleblower Policy applicable to its employees that provides for protection from retaliation or discrimination by Seagen due to reporting issues relating to concerns involving questionable accounting or auditing matters and compliance with applicable laws and regulations.

PROHIBITIONS ON HEDGING, PLEDGING AND SHORT-TERM SPECULATIVE TRANSACTIONS

Under the terms of our insider trading policy, no employees (including executive officers) of Seagen or its subsidiaries, members of our Board or consultants who know or have access to material information regarding Seagen that has not been fully disclosed to the public may engage in any hedging or monetization transactions relating to Seagen or its securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, nor may any of these persons engage in short-term speculative transactions involving Seagen securities (or derivatives of Seagen securities), including short sales and the buying and selling of put or call options. In addition, none of these persons may hold Seagen securities in a margin account or otherwise pledge Seagen securities as collateral for a loan.

22

CORPORATE GOVERNANCE

CORPORATE RESPONSIBILITY

At Seagen, we are committed to developing transformative medicines for patients with cancer in a socially responsible and sustainable manner. We are dedicated to providing patients access to our medicines and education about their disease. We also believe that fostering a culture of inclusion with diverse teams and perspectives and operating with integrity are key to our success. We continue to support the community both locally and through nonprofits that are dedicated to patients and advancing research. Finally, as we grow, we are striving to limit our environmental impact and operate in an increasingly sustainable manner.

PATIENTS	EMPLOYEES & COMMUNITY	ENVIRONMENT

Providing patients with safe and effective medicines as well as supporting patient advocacy and education through philanthropic donations	Continuing to be an employer of choice by promoting an inclusive and rewarding workplace and being a good corporate citizen in the communities where we operate	Seeking to operate our business in a sustainable manner and aligning with suppliers that we believe share our vision

✓  Assisting patients with access to our medicines through coverage and reimbursement support, as well as financial support for eligible patients through our Seagen Secure program

✓  Supporting patient advocacy organizations to help patients learn more about their disease states and find a community support group

✓  Improving patients’ lives through scientific excellence by seeking to develop therapies for areas of significant unmet need

✓  Working to ensure that our supply chain meets or exceeds good manufacturing practices (GMP) as well as U.S. Food & Drug Administration and European Medicines Agency standards

✓  Continuing to foster a diverse and inclusive workforce at all levels. See the “Diversity, Equity and Inclusion” section below.

✓  Proactively seeking feedback from employees, including a 2020 survey where employee responses included the following:

•   97% are proud to work for Seagen

•   95% consider our culture and values as very important to their satisfaction

✓  Expanding philanthropic and volunteer opportunities in support of nonprofits, including environmental and cancer groups, through our Employee Impact Committee

✓  Educating our employees on adherence to our Code of Ethics and seeking partners who share our standards for suppliers

✓  Focusing on improving energy, water and waste management practices

✓  Continuing to make available and promote to employees environmentally friendly options such as alternative commute options, bicycle racks, and electric vehicle charging stations

✓  Implementing and maintaining a risk management process and internal controls designed to comply with our policy on Environmental, Health and Safety (EHS) management

✓  Identifying and seeking to manage EHS risks and issues in line with principles of good governance and tiered accountability

Corporate social responsibility and sustainability are important to us and to our Board. We are continuing to direct resources towards these topics, and our management is undertaking a cross-functional effort to identify areas where we can enhance our disclosures on these topics during the upcoming year.

2021 PROXY STATEMENT	23

CORPORATE GOVERNANCE

DIVERSITY, EQUITY AND INCLUSION

We believe that fostering diversity, equity and inclusion is a key element to discovering, developing, and bringing transformative therapies to patients with cancer. We strive to build a workforce representative of the people we serve and to build an inclusive culture where all voices are welcomed, heard, and respected.

As of the end of 2020, 57% of our global workforce and 37% of our leadership (at the executive director level and above) were women. In addition, as of the end of 2020, 33% of our U.S. workforce and 36% of our U.S. leadership (at the executive director level and above) were racially or ethnically diverse.

In 2020 and early 2021, our executive management took the following steps to advance our progress toward improving diversity, equity and inclusion, or DEI, at Seagen:

✓	Established DEI goals to promote our focus and serve as a baseline for measuring our progress over time

✓	Included progress towards our DEI goals in our 2021 corporate goals

✓	Engaged with the Board on the Company’s DEI initiatives

✓

Hired a Head of Diversity, Equity and Inclusion, a leader who will work closely with our executive leadership and Human Resources department to continue to evolve and execute our DEI strategy, including our goal to ensure a powerful, inclusive experience for all of our employees and to hire and retain the diverse talent needed to achieve our business strategy

✓

Established two new Employee Resource Networks, both with executive sponsorship, to advance our efforts to improve DEI at Seagen, Seagen Black Employees Supporting Talent (BEST) and Seagen PRIDE, and established a Diversity in Leadership Committee in our employee-led Leaders in Action organization

✓	Increased training programs to further promote diversity and inclusion at Seagen, including training on recognizing unconscious bias and supporting an inclusive environment

Please see “Corporate Governance—Criteria for Board Membership” and “—Director Nomination Process” above in this proxy statement for information on the diversity of our Board and the recent adoption by our Board of a policy to instruct third-party search firms to include women and candidates from underrepresented communities in the pool as part of director nominee searches.

24

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

The responsibility for reviewing director compensation and recommending changes to the Board is vested in the Compensation Committee per its charter. The Compensation Committee reviews our director compensation against the director compensation of our peer group companies annually, as described below under “—Processes and Procedures for Determining Director Compensation.”

CASH COMPENSATION

Our non-employee directors receive an annual cash retainer for service on the Board, plus reimbursement for out-of-pocket expenses incurred in connection with attendance at Board and Board committee meetings, as well as additional retainers for service as our lead independent director or service on committees of the Board. In January 2020, on the recommendation of the Compensation Committee based on a review of our peer group companies, the retainers for service on the Board and Board committees were revised as follows:

Service	Previous Annual Cash Compensation	New Annual Cash Compensation

Non-Employee Director	$55,000	$60,000

Lead Independent Director	$37,500	no change

	Chair	Member	Chair	Member

Audit Committee	$25,000	$12,000	no change	no change

Compensation Committee	$20,000	$10,000	$22,000	no change

Governance Committee	$15,000	$6,500	no change	no change

Effective January 1 2021, on the recommendation of the Compensation Committee based on a review of our peer group companies, the annual retainer for service as the lead independent director was further revised from $37,500 to $40,000, and the annual retainers for non-chair members of the Audit and Governance Committees were further revised from $12,000 and $6,500, respectively, to $12,500 and $7,500, respectively. If a non-employee director has not served on the Board or a Board committee for the full year, the Board and any applicable Board committee retainers will be prorated for the portion of the year served.

EQUITY COMPENSATION

Our Board has established a policy of providing each new non-employee director of Seagen an initial grant of stock options and restricted stock units, or RSUs, under our Amended and Restated 2007 Equity Incentive Plan, or the 2007 Equity Plan. These initial awards are granted effective on the date on which a recipient first becomes a non-employee director of Seagen. In addition, effective on the date of each annual meeting of shareholders, each non-employee director receives an annual grant of stock options and RSUs under the 2007 Equity Plan if, on such date, he or she has served on the Board for at least six months prior to such date. The target values of the initial and annual grants to non-employee directors are as follows:

	Target Value of Option Award (1)	Target Value of RSU Award (2)	Total Target Value of Award

Initial grant	$300,000	$300,000	$600,000

Annual grant	$200,000	$200,000	$400,000
(1)

The actual number of shares underlying each option grant is calculated based on an approximation of the target award value based on the average stock price during the 30 calendar days preceding the effective date of the grant and using the Black Scholes methodology for stock option valuation.

(2)

The actual number of shares underlying each RSU grant is calculated by dividing the target value of the RSU award by the average stock price during the 30 calendar days preceding the effective date of the grant.

2021 PROXY STATEMENT	25

DIRECTOR COMPENSATION

In 2020, each of our non-employee directors who was serving at the time of our 2020 Annual Meeting of Shareholders received an annual option grant to purchase 3,171 shares of common stock and an annual RSU grant covering 1,335 shares of common stock, effective on the date of our 2020 Annual Meeting of Shareholders. In addition, effective August 17, 2020, in connection with his appointment to our Board, Dr. Love received an initial stock option grant to purchase 4,460 shares of common stock and an initial RSU grant covering 1,799 shares of common stock.

The exercise price of options granted to our directors is equal to the fair market value of our common stock on the Nasdaq Global Select Market on the effective date of grant. Options granted to non-employee directors under the 2007 Equity Plan have ten year terms and remain exercisable for up to three months following the grantee’s termination of service, unless such termination is a result of death or disability, in which case the options remain exercisable for up to a twelve-month period (or such lesser period as is determined by the Board).

The initial option grants vest as to 25% of the underlying shares on the first anniversary of the grant date and ratably thereafter on a monthly basis until such grant is fully vested on the fourth anniversary of the grant date, and the initial RSU grant vests as to 25% per year over a four year period on the anniversaries of the vesting commencement date, subject in both cases to continued service. The annual option and RSU awards made to each of our eligible directors in 2020 will vest on May 15, 2021. In addition, all non-employee directors would receive full acceleration of vesting of any outstanding options or RSU awards under the 2007 Equity Plan immediately prior to a change in control of Seagen.

DIRECTOR STOCK OWNERSHIP GUIDELINES

In order to align the interests of the directors with Seagen’s shareholders, our Corporate Governance Guidelines state that all non-employee directors should, not later than December 31st of the year during which the applicable director achieves his or her fifth anniversary as a non-employee director, own, directly or indirectly, a number of shares of Seagen common stock with a value not less than a multiple of the annual cash retainer paid by Seagen to such director for service on the Board, and thereafter such director should continue to own a number of shares with such value until he or she is no longer a director. In 2020, the minimum multiple was three times the annual cash retainer. The Compensation Committee used December 31, 2020 as the date to assess compliance with these director ownership guidelines. All of our non-employee directors serving as of such date were in compliance with these guidelines or had not yet reached the applicable deadline for compliance.

In February 2021, on the recommendation of the Compensation Committee following a review of the policies of our peer group companies, the Board increased the stock ownership guidelines for non-employee directors from three times to five times the annual cash retainer.

PROCESSES AND PROCEDURES FOR DETERMINING DIRECTOR COMPENSATION

In December 2020, Radford, part of the Rewards Solutions practice of Aon plc, or Radford, our Compensation Committee’s compensation consultant, conducted an analysis to compare our director compensation to the director compensation of the peer group of companies approved by our Compensation Committee, with input from senior management and Radford, in June 2020. For additional information on this peer group, please see “Compensation of Executive Officers—Compensation Discussion and Analysis—Compensation-Setting Process—Competitive Positioning.” Radford concluded that the annual retainer paid to our lead independent director and the annual retainers for service as a member of the Audit and Governance Committees were below the 50th percentile of our peer group medians. As a result of this analysis, in December 2020, our Compensation Committee recommended that these annual cash retainers be increased to approximate the 50th percentile of cash compensation received by members of the boards of directors of our peer companies, and in February 2021, the Board approved this recommended change, resulting in the revised cash compensation effective January 1, 2021 described above.

In addition, the 2007 Equity Plan includes a limit on the amount of non-employee director compensation under the 2007 Equity Plan. Under the 2007 Equity Plan, the aggregate value of all compensation granted or paid to any individual solely for service as a non-employee director of the Board of Directors with respect to any calendar year may not exceed $1,000,000 in total value, calculating the value of any stock awards based on the grant date fair value of such awards for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to the Board, $1,500,000. This limit does not serve as an increase in the annual amount of non-employee director compensation; rather, its purpose is limiting the amount of compensation the Board can approve for non-employee directors each year.

26

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

The following table sets forth all of the compensation awarded to or earned by each person who served as a non-employee director during 2020. Dr. Siegall, our only employee director, receives no compensation for Board service but is reimbursed for reasonable and customary travel expenses. Dr. Siegall’s compensation is described under “Compensation of Executive Officers” below.

Name	Fees Earned or Paid in Cash in 2020(1) $	Stock Awards(2) $	Option Awards(3) $	All Other Compensation $	Total $

Felix J. Baker, Ph.D.(4)(13)	116,083	214,041	186,547	—	516,671

David W. Gryska(5)(13)	78,333	214,041	186,547	—	478,921

Marc E. Lippman, M.D.(6)(13)	61,375	214,041	186,547	—	461,963

Ted W. Love M.D.(7)(13)	26,190	291,114	293,238	—	610,542

John A. Orwin(8)(13)	71,893	214,041	186,547	—	472,481

Alpna H. Seth, Ph.D.(9)(13)	66,417	214,041	186,547	—	467,005

Nancy A. Simonian, M.D.(10)(13)	69,167	214,041	186,547	—	469,755

Daniel G. Welch(11)(13)	64,583	214,041	186,547	—	465,171

Srinivas Akkaraju, M.D., Ph.D.(12)(13)	32,917	214,041	186,547	10,000	443,505

(1)

Fees paid in cash for Board and Committee services reflect a portion paid at the current fee retainers, reflecting the changes made during January 2020 as discussed above, and a portion paid at the fee retainers paid prior to the change.

(2)

The amounts in this column represent the aggregate full grant date fair value of RSU awards granted during 2020 in accordance with FASB ASC Topic 718 with no estimate for future forfeitures, which value is based on the closing price of our common stock on the date of grant of May 15, 2020.

(3)

The amounts in this column represent the aggregate full grant date fair value of options granted during 2020 calculated in accordance with FASB ASC Topic 718 with no estimate for future forfeitures. For information regarding the assumptions used in calculating these amounts, see Note 17 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The option awards amounts represent the grant date fair value of options granted on May 15, 2020 and with respect to Dr. Love, August 17, 2020.

(4)

Dr. Baker served as our lead independent director, chairman of our Compensation Committee and a member of our Governance Committee in 2020. The fees earned included a $55,417 retainer for Board service, a $34,375 retainer for service as the lead independent director, a $20,333 retainer for service as the chairman of our Compensation Committee, and a $5,958 retainer for service as a member of our Governance Committee.

(5)

Mr. Gryska served as chairman of our Audit Committee in 2020. The fees earned included a $55,417 retainer for Board service and a $22,916 retainer for service as chairman of our Audit Committee during 2020.

(6)

Dr. Lippman served as a member of our Governance Committee in 2020. The fees earned included a $55,417 retainer for Board service and a $5,958 retainer for service as a member of our Governance Committee.

(7)

Dr. Love served as a member of our Audit Committee from August through December 2020. The fees earned included a prorated retainer for Board service in the amount of $22,500 and a prorated retainer for service as a member of the Audit Committee in the amount of $3,690.

(8)

Mr. Orwin served as a member of our Audit Committee until August 2020, and our Compensation Committee during 2020. The fees earned included a $55,417 retainer for Board service, a $7,310 retainer for service as a member of the Audit Committee, and a $9,166 retainer for service as a member of the Compensation Committee.

(9)	Dr. Seth served as a member of our Audit Committee in 2020. The fees earned included a $55,417 retainer for Board service and $11,000 retainer for service as a member of the Audit Committee.
(10)	Dr. Simonian served as chair of our Governance Committee in 2020. The fees earned included a $55,417 retainer for Board service and a $13,750 retainer for service as chair of our Governance Committee.
(11)

Mr. Welch served as a member of our Compensation Committee in 2020. The fees earned included a $55,417 retainer for Board service and a $9,166 retainer for service as a member of our Compensation Committee.

(12)

The fees earned by Dr. Akkaraju consisted entirely of a retainer for Board service and all other compensation consists of $10,000 for consulting services. Dr. Akkaraju resigned from our Board in August 2020.

(13)	As of December 31, 2020, our non-employee directors listed in the table above held outstanding stock awards and options, as follows:

Name	Number of Shares Underlying Outstanding Restricted Stock Units	Number of Shares Subject to Outstanding Options

Felix J. Baker, Ph.D.	1,335	99,749

David W. Gryska	1,335	82,249

Marc E. Lippman, M.D.	1,335	19,469

Ted W. Love, M.D.	1,799	4,460

John A. Orwin	1,335	59,749

Alpna H. Seth, Ph.D.	7,085	24,459

Nancy A. Simonian, M.D.	1,335	89,749

Daniel G. Welch	1,335	47,249

Srinivas Akkaraju, M.D., Ph.D.*	1,335	73,749

*

Dr. Akkaraju resigned from our Board in August 2020. In August 2020, we entered into a consulting agreement with Dr. Akkaraju upon his departure from our Board. Under the agreement, Dr. Akkaraju’s outstanding equity awards previously granted to him continued to vest during the term of the agreement, which ends on December 31, 2021. Please see “Certain Relationships and Related Party Transactions” for more information.

2021 PROXY STATEMENT	27

EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

The executive officers of Seagen, their ages as of April 1, 2021, and certain other information about them are set forth below:

Non-Director Executive Officers	Age	Company Positions/Offices

Clay B. Siegall, Ph.D.	60	President and Chief Executive Officer

Todd E. Simpson	60	Chief Financial Officer

Roger D. Dansey, M.D.	64	Chief Medical Officer

Vaughn B. Himes	60	Chief Technical Officer

Chip R. Romp	53	Executive Vice President, Commercial U.S.

Jean I. Liu	52	General Counsel and Executive Vice President, Legal Affairs

EXECUTIVE OFFICER PROFILES

Clay B. Siegall, Ph.D. co-founded Seagen in 1997. He has served as our Chief Executive Officer since November 2002, as our President since June 2000, as one of our directors since December 1997 and as our Board chairman since March 2004. Dr. Siegall also served as our Chief Scientific Officer from December 1997 until November 2002. Prior to co-founding Seagen, Dr. Siegall was with the Bristol-Myers Squibb Pharmaceutical Research Institute from 1991 to 1997, most recently as a Principal Scientist. From 1988 to 1991, Dr. Siegall was a Staff Fellow/Biotechnology Fellow at the National Cancer Institute, National Institutes of Health. In addition to Seagen, Dr. Siegall serves as a director of Ultragenyx Pharmaceutical Inc., a publicly-traded biotechnology company. He previously served as a director of two other publicly-traded biotechnology companies, Alder BioPharmaceuticals, Inc., which was acquired by H. Lundbeck A/S in 2019, and Mirna Therapeutics, Inc. Dr. Siegall received a Ph.D. in Genetics from George Washington University and a B.S. in Zoology from the University of Maryland.

Todd E. Simpson has served as our Chief Financial Officer since October 2005. Previously, Mr. Simpson served from October 2001 to October 2005 as Vice President, Finance & Administration and Chief Financial Officer of Targeted Genetics Corporation, a biotechnology company. From January 1996 to October 2001, Mr. Simpson served as Vice President, Finance & Administration and CFO of Aastrom Biosciences, Inc., a biotechnology company. From August 1995 to December 1995, he served as Treasurer of Integra LifeSciences Corporation, a biotechnology company, which acquired Telios Pharmaceuticals, Inc., in August 1995. From 1992 until its acquisition by Integra, he served as Vice President of Finance and CFO of Telios and in various other finance-related positions. Mr. Simpson is a certified public accountant (inactive), and from 1983 to 1992 he practiced public accounting with the firm of Ernst & Young LLP. Mr. Simpson currently serves as chairman of the board of directors of Neoleukin Therapeutics, Inc., a publicly-traded biotechnology company. Mr. Simpson received a B.S. in Accounting and Computer Science from Oregon State University.

28

EXECUTIVE OFFICERS

Roger D. Dansey, M.D. has served as our Chief Medical Officer since May 2018. Prior to that, Dr. Dansey served as Senior Vice President, Clinical Oncology Research at Merck & Co. from January 2015 through April 2018. While at Merck, Dr. Dansey was Therapeutic Area Head for Late Stage Oncology and was responsible for the ongoing registration efforts for KEYTRUDA® (pembrolizumab) across multiple tumor types. Prior to Merck, from August 2013 to December 2014, Dr. Dansey served as the Vice President, Oncology Clinical Research at Gilead Sciences, Inc. Dr. Dansey previously worked at Amgen in roles of increasing responsibility in Amgen’s oncology and hematology therapeutic areas, including as the Global Development Leader for XGEVA®. Dr. Dansey received his Medical Degrees from the University of Witwatersrand, Johannesburg, South Africa.

Vaughn B. Himes, Ph.D. has served as our Chief Technical Officer since August 2016. Dr. Himes joined Seagen as Executive Vice President, Technical Operations in April 2009 and served as our Executive Vice President, Technical Operations and Process Science from July 2012 until August 2016. Previously, Dr. Himes was with ZymoGenetics, Inc. from November 2005 to March 2009, most recently as Senior Vice President, Technical Operations where his responsibilities included commercial and clinical manufacturing, supply chain and logistics, quality control and process development. From March 2003 to October 2005, he was Vice President, Manufacturing at Corixa, Inc. Prior to that, he held Vice President positions in manufacturing and development at Targeted Genetics and Genovo, Inc. Dr. Himes received a B.A. in Chemistry from Pomona College in California and a Ph.D. in Chemical Engineering from the University of Minnesota.

Chip R. Romp has served as our Executive Vice President, Commercial U.S. since April 2020. Prior to that, he served in various capacities with Seagen, including Senior Vice President from February 2014 to April 2020 and Vice President from May 2010 to February 2014. From 1998 to 2010, he was with Genentech (a member of the Roche Group) where he was a National Sales Director for oncology and immunology products. Prior to Genentech, Mr. Romp was a product manager at Marquette Medical Systems, which was acquired by GE, and a pharmaceutical sales representative at Sankyo Park Davis and GlaxoSmithKline. Mr. Romp holds an M.B.A. from Saint Leo University (formerly Saint Leo College) and a B.A. from the University of Florida.

Jean I. Liu, J.D. has served as our General Counsel, Executive Vice President, Legal Affairs and Corporate Secretary since November 2014. Prior to that, she served as Vice President and General Counsel of Halozyme Therapeutics, Inc., a publicly-traded biotechnology company, from November 2011 to November 2014. From 1998 to 2011, she was with Durect Corporation, a publicly-traded biotechnology company, where she served in positions of increasing responsibility, including most recently Chief Legal Officer and Corporate Secretary. Prior to Durect, Ms. Liu was with the law firms of Pillsbury, Madison & Sutro (now Pillsbury Winthrop) and Venture Law Group where she focused on broad areas of legal advisory for early stage companies, including technology transfer, licensing, patents, and copyright and trademark litigation. Ms. Liu received her B.S. in Cellular and Molecular Biology with highest distinction from the University of Michigan, her M.S. in Biology from Stanford University and her J.D. from Columbia University where she was a Harlan Fiske Stone Scholar.

2021 PROXY STATEMENT	29

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to Section 14A of the Securities Exchange Act of 1934, or the Exchange Act, we ask shareholders to cast an advisory vote to approve the compensation of our named executive officers disclosed in the “Compensation of Executive Officers” section of this proxy statement. While this vote is non-binding, we value the opinions of our shareholders and will consider the outcome of the vote when making future compensation decisions. As described in the Compensation Discussion and Analysis below, we believe that our executive compensation program strongly aligns pay with company performance and the interests of our shareholders and to enhance our governance practices.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our shareholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the Company’s proxy statement for the 2021 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.”

Unless our Board of Directors modifies its policy on the frequency of future advisory votes on the compensation of our named executive officers, the next advisory vote on the compensation of our named executive officers will be held at the 2022 Annual Meeting of Shareholders. In addition, our shareholders will be able to indicate by advisory vote at our 2023 Annual Meeting of Shareholders their preference as to the frequency of future advisory votes.

Shareholder approval of this Proposal No. 2 will require the affirmative vote of a majority of the votes cast in person, virtually or by proxy at the Annual Meeting.

The Board recommends a vote FOR this Proposal No. 2.

30

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION OF EXECUTIVE OFFICERS

A MESSAGE FROM THE COMPENSATION COMMITTEE

We are committed to ensuring that our compensation programs help support and drive the Company’s focus to discover, develop and commercialize transformative medicines targeting cancer to make a meaningful difference in people’s lives.

2020 was another tremendous year for Seagen and we believe the Company’s future is bright. In determining compensation, we wanted to make sure that the compensation of the executive team reflected their strong performance and the need to retain them for the long term to deliver on our key, strategic objectives over the next several years.

With an approval of nearly 95% of votes cast on the say-on-pay vote at the 2020 Annual Meeting of Shareholders, the changes we implemented to our executive compensation program in 2019 and 2020 demonstrate our commitment to align our compensation programs to our business strategy and industry best practices.

We remain committed to listening to shareholder feedback as we continue to evaluate and refine the Company’s compensation programs.

Sincerely,

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes how the Compensation Committee determined the total compensation for the following executive officers during the year ended December 31, 2020, whom we refer to as our named executive officers:

•	Clay B. Siegall, Ph.D., President and Chief Executive Officer, or CEO;

•	Todd E. Simpson, Chief Financial Officer;

•	Roger D. Dansey, M.D., Chief Medical Officer;

•	Chip R. Romp, Executive Vice President, Commercial U.S.; and

•	Jean I. Liu, General Counsel and Executive Vice President, Legal Affairs.

This Compensation Discussion and Analysis also describes our overall executive compensation philosophy, objectives and practices, as well as the Compensation Committee’s decisions and determinations regarding executive compensation for 2020.

2021 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

SHAREHOLDER ENGAGEMENT

In 2020, we continued our proactive shareholder outreach program to solicit feedback and better understand investor perspectives on operational, governance and executive compensation matters. We held discussions with a number of our shareholders in the spring before the Annual Meeting and again in late fall. Our cross-functional team that participated in these discussions to address investors’ specific focus areas included executives from our Investor Relations, Human Resources and Legal departments as well as our Chief Financial Officer. Feedback from these engagement activities was shared with management and our Board of Directors to inform our goal of aligning Company interests with those of our shareholders. Investor feedback is important to us, and we are committed to continuing to engage with our shareholders in the future to understand and consider their views.

2020 SHAREHOLDER ENGAGEMENT EFFORT

SHAREHOLDER FEEDBACK

In 2020, these discussions covered a wide range of topics, including:

•	diversity, equity and inclusion and human capital management
•	director commitments

•	executive compensation

•	managing the business during the global pandemic

OUTCOMES OF ENGAGEMENT

The feedback from the say-on-pay vote and discussions with shareholders led to changes in 2020 to our executive compensation program and corporate governance practices, as described below.

Executive Compensation	• Incorporated performance-based equity awards into the annual long-term incentive awards for all executives serving on our executive committee, including all of our named executive officers

Corporate Governance

•  Formally adopted a policy to instruct third-party search firms to include women and candidates from underrepresented communities in the pool as part of any director nominee searches

•  Revised our Code of Ethics, including updates to reflect our global expansion

•  Enhanced our disclosure on diversity, equity and inclusion (please see “Diversity, Equity and Inclusion” above in this proxy statement) and human capital management (please see “Business—Human Capital Resources” in our Annual Report on Form 10-K)

•  In recognition of shareholder feedback about director board commitments, Dr. Simonian has committed to reduce the number of public company boards on which she serves prior to the end of the year

32

COMPENSATION DISCUSSION AND ANALYSIS

KEY COMPENSATION CHANGES AND HIGHLIGHTS FOR 2020

•	Expanded our performance-based RSU, or PSU, program to all our named executive officers	•	In 2020, we granted approximately 33% of our CEO’s annual equity award, and approximately 20% of our other named executive officers’ annual equity awards, in the form of PSU awards to further align our equity program with market practices and shareholder expectations. The performance goals for the PSU awards are based on certain cumulative product sales revenue and relative TSR goals over a three-year period.

•	Changed our PSU target from a one-year revenue goal to a three-year cumulative revenue goal	•	We listened to feedback regarding our revenue target used in the 2019 PSU plan for our CEO and changed it from a one-year revenue target achievable in three years to a three-year cumulative revenue goal.

•	Increased the stock ownership guidelines for our CEO and executive officers	•

As part of our annual review, we determined that it was appropriate to increase our ownership guidelines to more closely align with the market. We revised the guideline applicable to our CEO from 5x to 6x base salary, and the guideline applicable to our other executive officers from 1.5x to 2x base salary.

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our compensation philosophy is to provide overall compensation that is competitive with biotechnology peers to attract and retain the highest caliber executive talent. Key objectives of our executive compensation program include:

•	supporting our business strategy,

•	aligning pay with company performance and shareholder interests,

•	ensuring competitiveness when compared to companies with whom we compete for talent,

•	rewarding success in building both short- and long-term growth,

•	weighting pay deliberately toward “at risk” performance-based compensation,

•	ensuring that our pay practices are executed consistently and fairly for all executives, regardless of ethnicity or gender, and

•	motivating performance that aligns with our corporate values of integrity, scientific excellence, teamwork, innovation and mutual respect.

2021 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

OUR EXECUTIVE COMPENSATION PRACTICES

We endeavor to maintain sound executive compensation policies and practices consistent with our executive compensation philosophy. The following table highlights some of our executive compensation policies and practices, which are structured to drive performance and align our executives’ interests with our shareholders’ long-term interests:

WHAT WE DO

Pay for Performance. We design our executive compensation program to align pay with company performance.

Significant Portion of Compensation is at Risk. Under our executive compensation program, a significant portion of compensation is “at risk” based on our performance, including short-term cash incentives and long-term cash and equity incentives, to align the interests of our executive officers and shareholders.

Double-Trigger Vesting. We use double-trigger accelerated vesting of equity awards in the event of a change in control. Cash amounts payable upon a change in control are also subject to a double trigger.

Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors.

Independent Compensation Advisor Reports Directly to the Compensation Committee. The Compensation Committee engages its own compensation consultant to assist with making compensation decisions.

Annual Market Review of Executive Compensation. The Compensation Committee and its compensation consultant annually assess the Company’s peer group and the competitiveness and market alignment of our compensation plans and practices.

Stock Ownership Guidelines for Directors and Executive Officers. We maintain a policy that requires minimum ownership of shares of our common stock by our CEO and other executive officers.

Multi-Year Vesting Requirements. The equity awards granted to our executive officers generally vest over multi-year periods, consistent with current market practice and our retention objectives.

Annual Say-on-Pay Vote. We hold an annual say-on-pay advisory vote for shareholders.

Active Shareholder Engagement Program. We proactively engage with our shareholders throughout the year.

Clawback Policy. We have the ability to recoup certain cash and equity incentive compensation paid to any of our executives if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under securities laws and it is determined that such noncompliance was due in whole or in part to such executive’s misconduct.

Cap on Annual Cash Bonuses. Each executive officer’s annual bonus is capped at 200% of the target award amount.

Minimize Inappropriate Risk Taking. Our compensation program is weighted toward long-term incentive compensation to discourage short-term risk taking, and it includes goals that are quantifiable with objective criteria, multiple performance measures and caps on short-term incentive compensation.

Competitive Peer Group. Our Compensation Committee selects our peers from publicly traded biotechnology companies that are similar to us with respect to market capitalization, revenue, headcount, commercialization stage, and research focus, while also taking into account a number of qualitative criteria.

34

COMPENSATION DISCUSSION AND ANALYSIS

WHAT WE DON’T DO

No Special Health or Welfare Benefits for Executives. Our executive officers participate in broad-based, company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees. Executives do not have access to special benefits programs.

No Post-Employment Tax Gross-Ups. We do not provide any post-employment tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.

No Hedging or Pledging Permitted. Our insider trading policy prohibits our employees (including executive officers) and directors from engaging in hedging or short-term speculative transactions involving our securities. In addition, none of these persons may hold Seagen securities in a margin account or otherwise pledge Seagen securities as collateral for a loan.

No Stock Option Repricing. Our equity plan does not permit repricing underwater stock options without shareholder approval.

COMPANY OVERVIEW

Seagen is a global biotechnology company that develops and commercializes targeted therapies to treat cancer. We are commercializing ADCETRIS® (brentuximab vedotin), for the treatment of certain CD30-expressing lymphomas, PADCEV® (enfortumab vedotin-ejfv), for the treatment of certain metastatic urothelial cancers, and TUKYSA® (tucatinib), for treatment of certain metastatic HER2-positive breast cancers. We are also advancing a pipeline of novel therapies for solid tumors and blood-related cancers designed to address unmet medical needs and improve treatment outcomes for patients. Many of our programs, including ADCETRIS and PADCEV, are based on our antibody-drug conjugate, or ADC, technology that utilizes the targeting ability of monoclonal antibodies to deliver cell-killing agents directly to cancer cells.

BUSINESS HIGHLIGHTS

In 2020, Seagen delivered on multiple important business, regulatory and development milestones. We reported record net product sales of $1 billion driven by the successful launches of PADCEV and TUKYSA and continued growth of ADCETRIS. PADCEV, approved in late 2019 for the treatment of previously treated urothelial (bladder) cancer, and TUKYSA, approved in 2020 for previously treated HER2-positive metastatic breast cancer, address significant unmet patient needs and have been rapidly adopted by oncologists. To build on the potential of our three approved drugs, we are conducting clinical trials in earlier lines and stages of disease as well as in other cancer types.

We are also extending the availability of our products outside of the U.S. and recently received approval of TUKYSA in the European Union and United Kingdom. Additionally, in 2020 we entered into a strategic collaboration with Merck for TUKYSA commercialization beyond the U.S, Canada and Europe. For PADCEV, in early 2021 we and our partner Astellas submitted marketing applications for approval in the European Union and Japan. ADCETRIS use continues to expand globally, and in 2020 our partner Takeda received approval in China.

Over the past year, we have also made significant progress in advancing our late-stage pipeline. In early 2021, we and our partner Genmab submitted a Biologics License Application to the FDA for tisotumab vedotin based on positive results from a pivotal trial in metastatic cervical cancer in women who progress

2021 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

following first-line treatment. We also established an important strategic partnership with Merck to co-develop and co-commercialize ladiratuzumab vedotin, which is in development for breast cancers and other solid tumors. Under this collaboration and the TUKYSA commercial agreement with Merck we received $725 million in upfront payments and, in connection with the ladiratuzumab vedotin collaboration, Merck made a $1 billion equity investment in Seagen.

Our earlier-stage pipeline is robust, with seven clinical-stage and multiple preclinical programs in development for a range of solid tumors and hematologic malignancies. Our product candidates include both ADCs as well as other types of empowered antibodies. We are making significant investment in our pipeline and technologies as we believe it is important to ensuring long-term growth.

Our accomplishments in 2020 and early 2021 required us to address the impact of the global pandemic on our business. This included proactive efforts designed to protect the health and safety of our workforce, patients and healthcare professionals and ensure business continuity while we advance our goal of bringing important medicines to patients in need. Entering 2021, we will continue to closely monitor and respond to any further impacts of the global pandemic, while focusing on our strategic priorities to maximize the global potential of our approved medicines, advance our late-stage programs and expand our early-stage pipeline.

ALIGNMENT OF CEO PAY TO TOTAL SHAREHOLDER RETURN

We design our executive compensation program to align pay with company performance, and as highlighted in the charts below, there is strong alignment between the two. The charts below show the relative degree of alignment between our CEO’s total compensation and our TSR over the one- and three-year periods ended December 31, 2020. For comparison purposes, they also show the relative degree of alignment between the total compensation of the CEOs of the companies in our compensation peer group over the one- and three-year periods ended December 31, 2019, which are the most recent periods for which data was available to the Compensation Committee when making pay decisions in August 2020, and the TSRs of the companies in our compensation peer group over the one- and three-year periods ended December 31, 2020. For more information on our pay elements and our compensation decision making process, including our compensation peer group, please see “Principal Elements of Pay” and “Compensation-Setting Process” below.

36

COMPENSATION DISCUSSION AND ANALYSIS

PRINCIPAL ELEMENTS OF PAY

Our 2020 executive compensation program generally consisted of three principal components, as further described below. We also provide other forms of compensation, including discretionary and other cash bonuses and equity awards and other cash or equity long-term incentive plans or awards when the Compensation Committee determines it is appropriate to do so. In addition, we provide retirement and benefits plans to executives on the same basis as our other employees and we provide certain other limited remuneration to them. For additional information, please see “Compensation-Setting Process” and “Summary Compensation Table” below.

Percentage of 2020 Target Compensation(1)

	President and CEO	Average of Other Named Executive Officers	Description and Purpose

Base Salary			Competitive fixed cash compensation used to attract and retain talented executives.

Annual Cash Incentive Awards			Cash incentives designed to reward executive officers for successful corporate performance against Board-approved annual bonus targets and individual performance toward achieving corporate goals.

Annual Long-Term Equity Awards			Stock option, RSU and PSU awards subject to time-based and/or performance-based vesting designed to align each executive officer’s incentives with shareholder value creation.

(1)

For purposes of the charts in this table, target compensation consists of base salary and target annual cash incentive awards as set by the Compensation Committee in February 2020 and target annual equity awards determined by the Compensation Committee in August 2020. It does not include other forms of compensation the executive officers received. Target compensation for Dr. Dansey and Mr. Romp consists of annualized amounts of base salary as approved by the Compensation Committee in April 2020 and August 2020, respectively.

2021 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION-SETTING PROCESS

The Compensation Committee oversees, reviews, and approves our executive compensation program. The calendar below summarizes the key compensation-setting decisions made by our Compensation Committee throughout the year:

Compensation Committee Calendar

February – March	June – August	December

•  Assess Company and individual performance in the prior year and determine corporate payout factor for corporate performance

•  Approve annual bonus awards for the prior year and base salary adjustments based on prior year’s performance and market data on compensation for the executive’s position

•  Finalize corporate and strategic goals for the upcoming year

•  Approve annual equity budget

•  Set annual bonus targets for the upcoming year as a percentage of base salary

•  Review Compensation Committee charter

•  Conduct compensation risk assessment

•  Review director and executive officer share ownership against corporate ownership guidelines

•  Review and approve Compensation Discussion and Analysis

•  Update compensation peer group

•  Conduct market assessment of base salaries, annual bonuses and long-term equity incentive compensation using new peer group

•  Make market-based adjustments to base salaries and annual bonus award opportunities when appropriate

•  Review metrics for annual equity awards

•  Review and refresh performance-based equity programs

•  Approve long-term RSU, stock option and PSU equity awards

•  Review feedback from investor outreach

•  Assess compensation governance practices

•  Prepare for incentive plans for the following year

•  Prepare for annual compensation decisions

•  Review director compensation against the market

The Compensation Committee also believes it is important to align the mix and levels of compensation we offer to those offered by our peers in order to retain and incentivize the talented executive officers whose efforts are key to our long-term success. As an executive’s ability to impact operational performance increases, so does the proportion of at-risk compensation. Target long-term incentive compensation grows proportionately as job responsibilities increase, which encourages our executives to focus on the Company’s long-term success and aligns with the long-term interests of our shareholders. The charts below show the mix of the target compensation of our CEO and the average target compensation of our other named executive officers.

38

COMPENSATION DISCUSSION AND ANALYSIS

2020 TARGET COMPENSATION AT RISK(1)

(1)

For purposes of these charts, target compensation consists of base salary and target annual cash incentive awards as set by the Compensation Committee in February 2020 and target annual equity awards determined by the Compensation Committee in August 2020. It does not include other forms of compensation the executive officers received. Target compensation for Dr. Dansey and Mr. Romp consists of annualized amounts of base salary as approved by the Compensation Committee in April 2020 and August 2020, respectively.

ROLE OF EXECUTIVE OFFICERS

Our CEO makes recommendations to the Compensation Committee with respect to base salary levels, annual cash incentive awards, individual performance assessments, and the amount of long-term equity awards to be granted to our executive officers (other than with respect to his own compensation) in consultation with Radford and our Executive Vice President, Human Resources. In addition, our Executive Vice President, Human Resources supports the Compensation Committee in its work, including preparation of historical and prospective executive compensation data, review of peer group data and biotechnology market practices, and research in response to technical Compensation Committee inquiries. Other than as described above, neither the CEO nor any other executive officers take part in the Compensation Committee’s decisions regarding executive officer compensation.

ROLE OF COMPENSATION CONSULTANT

Radford provides support to the Compensation Committee on matters related to the compensation of our executive officers, including reviewing pay against the market, providing independent and expert advice relative to our pay programs, and ensuring the Compensation Committee stays abreast of trends in practices and legislative updates and is equipped to properly make decisions regarding the Company’s compensation programs. In 2020, the Compensation Committee analyzed whether the work of Radford as a compensation consultant raised any conflict of interest, taking into consideration the factors set forth in the SEC and Nasdaq rules regarding compensation advisor conflicts of interest and independence. The Compensation Committee determined that, based on those factors, Radford is independent and free from conflicts of interest.

2021 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

COMPETITIVE POSITIONING

The Compensation Committee reviews our peer group annually to reflect changes in market capitalization and other factors, including acquisitions, and revises the companies included in the peer group accordingly. The compensation peer group used by the Compensation Committee to review compensation in August 2020 and February 2021 was approved by the Compensation Committee, with input provided by senior management and Radford, in June 2020. The criteria used to select this peer group are described below:

CORE CRITERIA

Market Capitalization	~25%-~300% of our market cap (~$7B-~$70B)

Sector	Publicly-traded, commercial-stage biotechnology companies with preference given to oncology companies

Revenue	~25%-~500% of trailing twelve months reported revenue (~$300M-~$5B) to capture companies becoming like us and directionally where we are heading

Global Headcount	~25%-~300% of our headcount (~500-~5,500)

OTHER QUALITATIVE CRITERIA

Cutting Edge Research and Development	Focus on innovative, research-based R&D companies with cutting edge science and a preference for oncology focus

Headquarters Location	Primarily focused on U.S.-based companies

Past Peer	Preference given to past peer companies to ensure year-over-year stability

Recruiting	Companies that the Company loses talent to and recruits from are considered to help narrow the list

Cross-Pollination	Peers of peers and companies listing us as a peer, in addition to companies that comprise proxy advisor peer lists, will also be considered

40

COMPENSATION DISCUSSION AND ANALYSIS

Based on this analysis, the Compensation Committee selected the following peer group in June 2020:

Peer Group Companies

ACADIA Pharmaceuticals Inc.

Alexion Pharmaceuticals, Inc.

Alnylam Pharmaceuticals, Inc.

BeiGene, Ltd.

Biogen Inc.

BioMarin Pharmaceutical Inc.

Exact Sciences Corporation

Exelixis, Inc.

Horizon Therapeutics plc

Incyte Corporation

Ionis Pharmaceuticals, Inc.

Jazz Pharmaceuticals plc

Neurocrine Biosciences, Inc.

Regeneron Pharmaceuticals, Inc.

Sarepta Therapeutics, Inc.

United Therapeutics Corporation

Vertex Pharmaceuticals Incorporated

(1) Based on data used by the Compensation Committee in June 2020 when selecting the peer group.

(2) Market capitalization is the 30-day average as of May 22, 2020.

(3) Revenue for the peer group reflects the trailing twelve months ended March 31, 2020.

(4) Global headcount for the peer group is as of December 31, 2019.

Changes from Prior Peer Group	Added: Biogen Inc. Exact Sciences Corporation Horizon Therapeutics plc Regeneron Pharmaceuticals, Inc.	Deleted: Alkermes plc bluebird bio, Inc. Nektar Therapeutics

The peer group used by the Compensation Committee when making salary and bonus target compensation decisions in February 2020 was approved by the Compensation Committee, with input provided by senior management and Radford, in July 2019. The criteria used to select this peer group were similar to the criteria used to select the new peer group in June 2020, as described above, and were applied to the data available to the Compensation Committee in July 2019. As of June 21, 2019, these prior peer group companies had a median market capitalization of approximately $7.5 billion, as compared to our market capitalization of approximately $11.1 billion. For the twelve months ended March 31, 2019, these prior peer group companies had median revenue of approximately $974 million, as compared to our twelve-month revenue of approximately $709 million, and as of December 31, 2018, these peer group companies had a median of 963 employees, as compared to our 1,302 employees.

2021 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

BASE SALARY

In considering the appropriate level of base salary for our named executive officers for 2020, the Compensation Committee referenced market data on compensation for the executive’s position and considered aspects of individual performance. In making such determination, the Compensation Committee also considered any changes in the executive’s job duties and responsibilities due to growth and scale of the organization or other changes, base compensation relative to our other executive officers and the scope and criticality of the executive’s role. The factors considered by the Compensation Committee in determining the individual performance percentage of each executive officer are further described below under “2020 Key Compensation Decisions for Named Executive Officers.” The Compensation Committee did not apply a formula, but rather employed a holistic analysis of these factors using its professional judgment and experience. We compare executive base salaries to similar roles at our peer companies and review them annually to ensure competitiveness and internal equity for the value of our unique roles. The Compensation Committee does not target a specific percentile within our peer group to determine base salary levels for the named executive officers. Instead, we review the practices of our peer group and the general biotechnology market as merely a reference point to assist us in developing programs designed to attract and retain exceptional talent and drive company performance.

Named Executive Officer	2019 Base Salary	2020 Base Salary Approved in February 2020	Revised 2020 Base Salary	Total Percentage Increase

Dr. Siegall	$967,208	$1,050,600	No adjustment	8.62%

Mr. Simpson	$575,200	$604,000	No adjustment	5.01%

Dr. Dansey(1)	$672,800	$706,400	$730,000	8.50%

Mr. Romp(2)	$450,000	$465,800	$500,000	11.11%

Ms. Liu	$522,200	$548,300	No adjustment	5.00%

(1)	On August 14, 2020, the Compensation Committee approved an increase in Dr. Dansey’s base salary , effective September 1, 2020, to maintain his competitive positioning in the market.
(2)

Mr. Romp was promoted to his position in April 2020, at which time his salary was increased to reflect his expanded leadership responsibilities and to establish competitive positioning in the market based on his new role.

ANNUAL CASH INCENTIVE AWARDS

We maintain an annual cash incentive bonus plan, or the Executive Bonus Plan, which provides annual cash incentives designed to reward each executive officer for our corporate performance and such officer’s individual contributions and performance toward achieving key corporate goals. The Executive Bonus Plan has a strong link to performance, focusing both on team-based corporate performance and individual-based functional and department performance under the executive’s remit. In the case of the CEO, 100% of his annual cash incentive award is linked to the performance of the Company against Board-approved corporate goals. In the case of our other executive officers, under the Executive Bonus Plan for 2020, 60% of each executive’s annual cash incentive award was tied to corporate performance and 40% was tied to individual performance toward achieving corporate goals. Additionally, each executive officer’s annual cash incentive award was capped at 200% of the target award amount.

In February 2021, to increase the focus on individual pay-for-performance while maintaining our strong team-based culture, the Compensation Committee amended the Executive Bonus Plan to change the relative weight of the corporate and individual performance factors for our executive officers other than the CEO so that, for 2021, 50% of each executive’s annual cash incentive award will be tied to corporate performance and 50% will be tied to individual performance toward achieving corporate goals. Additionally, the Company modified the funding approach on the individual component to more closely align with corporate performance. As a result, both the 50% that is based on corporate performance alone and the 50% that is modified by individual performance are tied to corporate results. These changes more closely align the executive’s full bonus with corporate performance and allow the Compensation Committee to better align the total bonus earned with results and hold individual executives accountable for their performance.

42

COMPENSATION DISCUSSION AND ANALYSIS

CORPORATE PERFORMANCE GOALS

The corporate performance goals under the Executive Bonus Plan for 2020 were approved by the Compensation Committee in March 2020. The 2020 performance goals were aggressive and set at challenging levels such that the attainment of executive target annual cash incentive award opportunities was not assured at the time they were set and would require a high level of effort and execution on the part of the executive officers and others in order to achieve the goals. The Compensation Committee believes that each of these goals is strongly aligned to the creation of shareholder value.

The specific performance goals, and their relative weightings, established for 2020 are set forth below:

Annual Sales Goals (25%) • Achieve sales goals established by the Board

Regulatory Goals for TUKYSA, PADCEV and Tisotumab Vedotin (17.5%)

•   Secure first U.S. approval and one ex-U.S. approval for TUKYSA

•   Submit a supplemental Biologics License Application, or BLA, for PADCEV to the FDA based on cohort 2 of the EV-201 trial

•   Submit a BLA to the FDA for tisotumab vedotin

Potential Expansion Strategies for ADCETRIS, PADCEV and TUKYSA (15%) • Execute strategies for potential future label expansions for ADCETRIS, PADCEV, and TUKYSA

Development Goals for Tisotumab Vedotin and Ladiratuzumab Vedotin (12.5%)

•   Make go/no-go decisions for potential tisotumab vedotin and ladiratuzumab vedotin weekly dosing schedule and solid tumor program expansions

Pipeline Development Goals (12.5%)

•   Achieve goals to make go/no-go decisions for Phase 1 programs, submit new investigational new drug applications, or INDs, and advance new programs from research to development

Business Infrastructure Goals (7.5%)

•   Achieve business infrastructure goals to enable multiple product launches in expanding territories and support the hiring, development and retention of a diverse workforce

External Portfolio Enhancement Goals (5%) • Enhance our product portfolio through external sources of innovation and business opportunities

Stock Performance Goals (5%) • Stock performance relative to appropriate biotechnology indices

2021 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

CORPORATE PERFORMANCE LEVELS

The Compensation Committee considered 2020 to be another exceptional year for our Company. In addition to meeting or exceeding most of our 2020 performance goals, the Compensation Committee believed that the Company had several other outstanding accomplishments, including strategic collaborations with Merck for TUKYSA and ladiratuzumab vedotin, a $1 billion equity investment in Seagen by Merck, a joint commercialization agreement with Genmab for tisotumab vedotin and management’s ability to maintain business continuity and productivity during the COVID-19 pandemic while prioritizing the safety of patients, healthcare workers and employees. The Compensation Committee considered management’s response to the COVID-19 pandemic to be strong, including managing the pivot to remote working for the majority of office employees, establishing safety protocols for essential laboratory and other personnel whose jobs cannot be performed remotely and implementing protocols to enable rapid contact tracing and communication in the event of suspected or confirmed cases. To determine our corporate performance percentage for 2020, the Compensation Committee employed a holistic analysis that took into account both the extent to which the performance goals had been achieved or exceeded as well as the relative difficulty of achieving the goals that were met and that were only partially met. The table below provides additional details about the Compensation Committee’s assessment of our actual performance against our 2020 corporate performance goals:

2020 Corporate Performance Goal	Relative Weighting	Highlights	2020 Performance

Annual Sales Goals	25%

•  Significantly exceeded plan for sales of PADCEV and TUKYSA

•  Achieved ADCETRIS sales within guidance as revised due to impacts of the COVID-19 pandemic, partially achieving our pre-pandemic sales goal

			Exceeded most goals

Regulatory Goals for TUKYSA, PADCEV and Tisotumab Vedotin	17.5%

•  Obtained regulatory approvals for TUKYSA in the U.S., Canada, Switzerland, Singapore, and Australia through the Project Orbis initiative of the FDA’s Oncology Center of Excellence

•  Submitted Marketing Authorization Application for TUKYSA to the European Medicines Authority, leading to approval in the European Union in February 2021

•  Achieved positive results from second cohort of EV-201 pivotal trial of PADCEV, providing the basis for a BLA filed February 2021 seeking an additional indication in the U.S.

•  Achieved positive results from EV-301 phase 3 trial showing that PADCEV significantly improved overall survival in previously treated metastatic urothelial cancer patients. Data intended to serve as the confirmatory trial following accelerated approval in the U.S. and support global marketing applications. Although the submission of the BLA for PADCEV based on the results of cohort 2 of the EV-201 trial and the supplemental BLA for PADCEV based on the results of the EV-301 trial were not completed until February 2021, the Compensation Committee determined that this goal was mainly achieved as the first part of the submissions under the FDA’s Real-Time Oncology Review pilot program were made in December 2020.

•  Achieved positive results from the innovaTV 204 trial of tisotumab vedotin, providing the basis for a BLA submitted in February 2021

			Met or exceeded most goals

44

COMPENSATION DISCUSSION AND ANALYSIS

2020 Corporate Performance Goal	Relative Weighting	Highlights	2020 Performance

Potential Expansion Strategies for ADCETRIS, PADCEV and TUKYSA	15%

•  Initiated phase 3 trial for ADCETRIS in relapsed or refractory diffuse large B-cell lymphoma and phase 2 trial for ADCETRIS as a frontline treatment in earlier stage Hodgkin lymphoma

•  Reached agreements with Merck and Astellas to evaluate PADCEV in combination with pembrolizumab in two phase 3 trials in cis-ineligible and cis-eligible muscle-invasive bladder cancer

•  Announced that, based on discussions with the FDA, data from randomized cohort K in the EV-103 trial of PADCEV, along with other data from the EV-103 trial, could potentially support application for accelerated approval in the U.S.

•  Initiated EV-302 phase 3 trial of PADCEV in combination with pembrolizumab in first-line metastatic urothelial cancer, with Astellas and Merck

•  Initiated EV-202 phase 2 trial of PADCEV in solid tumors that have high-levels of Nectin-4 expression, with Astellas

•  Initiated a phase 1b trial of TUKYSA in combination with chemotherapy in first-line unresectable or metastatic colorectal, gastric, esophageal and gallbladder cancers, which may inform potential registrational trials

•  Initiated a number of additional trials of TUKYSA, including the potentially registrational HER2CLIMB-02 and MOUNTAINEER-02 trials

			Met or exceeded all goals

Development Goals for Tisotumab Vedotin and Ladiratuzumab Vedotin	12.5%	• Refined and advanced ladiratuzumab vedotin and tisotumab vedotin development strategies and programs	Met all goals

Pipeline Development Goals	12.5%	• Initiated three new phase 1 trials, submitted three new INDs, and added new programs from research to development	Met or exceeded all goals

Business Infrastructure Goals	7.5%

•  Successfully hired nearly 700 employees in the U.S. and Europe, including new senior executives and key talent in several areas

•  Achieved low turnover with overall turnover rate below biotechnology benchmarks

			Exceeded all goals

External Portfolio Enhancement Goals	5%	• In-licensed pre-clinical antibodies and finalized multiple clinical collaboration agreements with third parties	Met all goals

Stock Performance Goals	5%	• Stock performance exceeded goals relating to appropriate biotechnology indices and resulted in total shareholder return of 53% in 2020	Exceeded all goals

In light of our strong performance and the challenging nature of the goals, the Compensation Committee, in its judgment, determined our corporate performance percentage to be 150% of the target performance level for 2020.

2021 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

INDIVIDUAL PERFORMANCE LEVELS

Our CEO assessed the other executive officers’ contributions to the 2020 corporate goals and made a recommendation to the Compensation Committee with respect to the individual performance percentages for the other executive officers for 2020. The factors considered by the CEO in making this determination included a holistic, non-formulaic evaluation of individual officer’s performance, as well as his or her contribution to achieving corporate goals. The Compensation Committee reviewed the CEO’s recommendations on individual performance factors for each executive officer for 2020 and then made a final determination of the 2020 individual performance percentage for each executive officer. The factors considered by the Compensation Committee in determining the individual performance percentage of each executive officer are further described below under “2020 Key Compensation Decisions for Named Executive Officers.” The individual performance percentages for each of our executive officers are set forth under “Annual Cash Incentive Payout Formula” below.

ANNUAL CASH INCENTIVE PAYOUT FORMULA

Named Executive Officer	Target Cash Incentive Award for 2020		Corporate Performance Weighting	Corporate Performance Percentage			Annual Cash Incentive Award for 2020
	Percentage of Base Salary	Dollar Amount			Individual Performance Weighting	Individual Performance Percentage

Dr. Siegall	100%	$1,050,600	100%	150%	0%	—	$1,575,900

Mr. Simpson	50%	$302,000	60%	150%	40%	140%	$440,900

Dr. Dansey	65%	$474,500	60%	150%	40%	175%	$759,300

Mr. Romp	45%	$225,000	60%	150%	40%	150%	$337,500

Ms. Liu	50%	$274,150	60%	150%	40%	140%	$400,200

With the exception of Dr. Dansey, the target cash incentive awards of our executive officers as a percentage of base salary remained unchanged from 2019 to 2020. For 2020, Dr. Dansey’s target cash incentive award changed from 50% to 65% of base salary based on an analysis of market data and the importance of Dr. Dansey’s role to the Company’s achievement of its strategic goals. For 2021, Mr. Simpson’s target cash incentive award changed from 50% to 60% of base salary, and Mr. Romp’s target cash incentive award changed from 45% to 50% of base salary. Both changes were based on an analysis of market data, the importance of their roles to the achievement of the Company’s strategic goals and to align with similarly situated peers.

Each executive officer’s annual cash incentive award is targeted at 100%, and capped at 200%, of the target award amount. Each executive officer (other than our CEO whose annual cash incentive award is based solely on the achievement of corporate goals) must achieve at least a 50% individual performance percentage to receive a bonus award under our Executive Bonus Plan. If the executive officer’s individual performance percentage is less than 100%, then when calculating the bonus payout, the executive officer’s corporate performance percentage will be capped at such individual performance percentage, regardless of actual corporate performance.

DISCRETIONARY AND OTHER CASH BONUS AWARDS

Historically, the Compensation Committee has approved sign-on bonuses for new executives as an inducement to joining Seagen and to compensate the executive for forgone compensation with a previous employer. Discretionary bonuses may also be awarded for an anniversary with Seagen. In 2020, Mr. Simpson received a fifteen-year work anniversary bonus in the amount of $1,500, and Mr. Romp received a ten-year work anniversary bonus in the amount of $1,500.

ANNUAL LONG-TERM EQUITY AWARDS

We offer long-term incentive compensation in the form of equity awards to our executive officers. Generally, a significant equity award is granted on the date an executive officer commences employment. Thereafter, equity awards may be granted at varying times and in varying amounts in the discretion of the Compensation Committee, but are generally granted once a year at the Compensation Committee’s regularly scheduled meeting held in August unless

46

COMPENSATION DISCUSSION AND ANALYSIS

such executive officer is promoted, provided with a retention grant, recognized for outstanding performance or granted a performance-based incentive award intended to incentivize achievement of a company milestone of particular importance. We do not have any program, plan or practice to time stock awards to our executive officers or other employees in coordination with the release of material, non-public information.

Annual equity awards are granted under our 2007 Equity Plan, using a mix of different equity instruments to further our goal of attracting and retaining top performers and to balance the relative advantages of different instruments.

•

Stock options are an important vehicle for tying executive pay to performance, because they deliver future value only if the value of our common stock increases above the exercise price. As a result, they provide strong incentives for our executive officers to increase the value of our common stock over the long term, and they tightly align the interests of our executives with those of our shareholders.

•

RSU awards are granted because they are less dilutive to our shareholders, as fewer shares of our common stock are granted to achieve an equivalent value relative to stock options, and because RSU awards are an effective retention tool that maintain value even in cases where the share price is trading lower than the initial grant price.

•

PSU awards are granted to align executive compensation with the shareholder experience and to help focus executives on key metrics to drive business results. In 2020, our Compensation Committee granted a portion of each named executive officer’s annual long-term incentive award in the form of PSU awards, with metrics tied to a three-year cumulative net product sales revenue target and relative TSR performance, to further align their compensation with company performance, as further described below.

ALLOCATION OF ANNUAL EQUITY AWARDS

Generally, the Compensation Committee determines the value of each executive officer’s annual equity grant using a holistic evaluation that takes into account a competitive market analysis prepared by our independent compensation consultant with market data for each role, the recommendations of our CEO based on his evaluation of their individual performance (except with respect to the CEO’s performance), the extent to which the executive officer is currently vested in his or her stock awards, scope and criticality of the executive’s role and parity in targets among executives in roles of a given level. The Compensation Committee does not target a specific percentile within our peer group to determine annual equity awards for the named executive officers. Instead, we review the practices of our peer group and the general biotechnology market as a reference point to assist us in developing programs and targets designed to attract and retain exceptional talent and drive company performance.

In August 2020, the Compensation Committee granted approximately one-third of the overall value of our CEO’s annual equity awards in the form of PSU awards, one-third in the form of RSU awards and one-third in the form of stock options. For the annual equity awards to each of our named executive officers (other than our CEO), the Compensation Committee granted approximately 20% of the overall value in the form of PSU awards, 40% in the form of RSU awards, 40% in the form of stock options.

2020 TARGET ANNUAL LONG-TERM EQUITY AWARDS

The number of shares underlying each stock option grant was calculated by dividing the target value of the option award by the product of the average stock price for the 30 calendar days prior to the effective date of the grant and the Company’s then-current Black-Scholes factor. The number of shares underlying each RSU grant and the target number of shares underlying each PSU grant were calculated by dividing the target value of the grant by the average stock price over the 30 calendar days leading up to the date of grant.

2021 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS

Each RSU award granted as part of the annual equity awards in 2020 vests in four equal installments on the anniversary of the grant vesting commencement date. Each option award granted as part of the annual equity awards in 2020 have a ten-year term and vest as to 1/4th of the shares subject to the options on the one year anniversary of the grant date and 1/36th of the remaining shares each month thereafter until such option is fully vested on the four year anniversary of the grant date. These vesting provisions are subject to continued employment of the executive on the applicable vesting date and are subject to accelerated vesting under the terms of each executive’s employment agreement with us and pursuant to the 2007 Equity Plan. These vesting provisions are consistent with the intention that these awards serve as a long-term retention incentive.

PSU AWARDS

The PSU awards granted to our named executive officers were allocated among two separate awards and are not earned unless certain pre-specified long-term performance goals are achieved, as shown in the table below.

Percentage of Total PSU Grant, by Target Number of Shares	Type of Target	Factors Considered to Establish Rigorous Targets	Performance Period

Product Sales Revenue—consolidated total net product sales revenue during the performance period attributable to sales of products, product candidates, technology or other assets as to which we or our affiliates hold commercialization rights in any territory at the time of grant

Target value is based on an internal benchmark for revenue growth and long-range goals that incorporate optimistic assumptions. In order to achieve the target, the Company must achieve significant revenue growth.

Three years, beginning January 1, 2021

	Relative TSR—designed to measure our relative TSR performance compared to a group of other public biotechnology companies, or the BTK Index Companies(1)	Based on relative performance as compared to other public biotechnology companies.	Three years, beginning August 17, 2020
(1)

The other public biotechnology companies are ACADIA Pharmaceuticals Inc.; Agios Pharmaceuticals, Inc.; Alexion Pharmaceuticals, Inc.; Alkermes plc; Alnylam Pharmaceuticals, Inc.; Amgen Inc.; Bio-Techne Corporation; Biogen Inc.; BioMarin Pharmaceutical Inc.; bluebird bio, Inc.; Charles River Laboratories International, Inc.; Exact Sciences Corporation; Exelixis, Inc.; FibroGen Inc.; Gilead Sciences, Inc.; Grifols SA ADR; Illumina, Inc.; Incyte Corporation; Intercept Pharmaceuticals Inc.; Ionis Pharmaceuticals, Inc.; IQVIA Holdings Inc.; Nektar Therapeutics; Neurocrine Biosciences, Inc.; QIAGEN N.V.; Regeneron Pharmaceuticals, Inc.; Sarepta Therapeutics, Inc.; Ultragenyx Pharmaceutical Inc.; United Therapeutics Corporation; and Vertex Pharmaceuticals Incorporated. The list of companies is subject to adjustment in certain circumstances such as a bankruptcy, acquisition of the reference company or going private transaction.

Each PSU award granted to our named executive officers in 2020 will vest upon the Compensation Committee’s certification as to the level of achievement of the performance target. The payout on each of these PSU awards may vary from 0% to 200% of target, depending on the level of achievement certified. In addition, for each of these PSU awards, a threshold level of performance must be achieved or no stock units will be earned.

With respect to the PSU awards based on the net product sales revenues described in the table above, or the Product Sales Revenue PSU awards, the Compensation Committee set the three-year target at a level that it believed challenging and that presented significant risk of not being achieved in light of the competitive nature of our industry, pricing pressures, the stage of our pipeline candidates and the degree of execution required to achieve its multi-product strategies on the scale necessary to meet the target. In addition, adequately forecasting revenues three years in the future for multiple products involves a significant amount of challenge, uncertainty and risk of error, which could result in a forecast that ultimately proves to be unattainable.

48

COMPENSATION DISCUSSION AND ANALYSIS

The PSU awards based on relative TSR, or the Relative TSR PSU awards, vest based on the Company’s TSR performance relative to the BTK Index Companies over a three-year performance period. To calculate the Company’s relative TSR performance, the cumulative three-year TSR for the Company and each of the BTK Index Companies is calculated and then the Company’s discrete percentile rank is calculated. The potential payouts for the Relative TSR PSU are set forth below. If the Company’s percentile ranking falls between the 25th percentile and the 90th percentile, the payout percentage will be linearly interpolated between the applicable levels set forth below. In addition, if the Company’s TSR is below 0%, the number of shares that vest may not exceed 100% of the target number of shares.

Company’s Relative TSR Ranking	Percentage of Target Shares

90th percentile or above	200%

75th percentile	150%

50th percentile	100%

25th percentile	25%

Below 25th percentile	0%

Vesting of the PSU awards granted as part of the annual equity awards in 2020 will cease upon termination of service as an employee for any reason other than death or disability. The PSU awards provide for acceleration of vesting if the applicable named executive officer’s employment is terminated due to death or disability or in the event of certain specified change in control events wherein the PSU awards are not assumed by the surviving entity. In the event of certain specified change in control events wherein the PSU awards are assumed by the surviving entity, the PSU awards will convert to time-based vesting and cliff vest on the last day of the applicable performance period, subject to the named executive officer’s continued service through the applicable vesting date; provided, however, that if a named executive officer is involuntarily terminated immediately prior to or within 12 months after any such change in control event, the PSU awards will vest effective as of the date of such involuntary termination.

CERTIFICATION OF MILESTONE UNDER TUCATINIB LTIP

In October 2018, the Compensation Committee approved a company-wide long-term incentive plan, or the Tucatinib LTIP, for the purpose of incentivizing the Company’s employees to achieve the FDA approval of TUKYSA. The Tucatinib LTIP provides that each eligible employee, including each named executive officer, is eligible to receive grants of equity awards relating to our common stock, which consist of a “First Tranche” and a “Second Tranche” as set forth in the Tucatinib LTIP, each of which is granted as a separate stock unit award on the applicable date of grant.

The First Tranche was granted on November 1, 2018. The target number of stock units granted in the First Tranche equaled 50% of the target award value applicable to each executive officer divided by the average closing sales price of our common stock for the 30 calendar day period ending on October 31, 2018. The First Tranche vested on April 19, 2020, or the Certification Date, upon the Compensation Committee’s certification of the first approval by the FDA for the commercial sale and marketing of TUKYSA in the United States by us or any of our partners for any indication, which approval was based on the data from the pivotal HER2CLIMB trial l (such achievement, the Tucatinib Milestone). The number of shares that vested was determined by multiplying the target number of stock units subject to each stock unit award by an earn out percentage, or the Earn Out Percentage, to be determined using a sliding scale from 0% to 144% based on the date of achievement of the Tucatinib Milestone and the breadth of the indication for which TUKYSA was approved. The sliding scale was established so that the Earn Out Percentage would equal 100% if TUKYSA was approved by the FDA according to an optimistic internal timeline established in October 2018. The Earn Out Percentage could increase above 100% only for achieving FDA approval ahead of schedule or for achieving a broader indication. The Earn Out Percentage would decrease if FDA approval was achieved behind schedule or for a narrower indication. When the Tucatinib LTIP was established, it was not clear whether TUKYSA would ever earn any regulatory approvals or, if it did, what the indication might be. On the Certification Date, the Compensation Committee determined that the earn out percentage was 120%.

The Second Tranche was granted upon certification of the Tucatinib Milestone. The number of stock units granted with respect to the Second Tranche was equal to 50% of the target award value applicable to each executive officer multiplied by the earn out percentage, with the product of these numbers then divided by the average closing sales price of our common stock for the 30 calendar day period ending on the calendar day prior to the date of grant of the Second Tranche. The Second Tranche will vest on the second anniversary of the Certification Date, provided that the executive officer’s continuous service with us has not terminated prior to the vesting date.

2021 PROXY STATEMENT	49

COMPENSATION DISCUSSION AND ANALYSIS

PSU AWARDS DEEMED ELIGIBLE TO VEST

In August 2018, the Compensation Committee also approved a PSU grant to Dr. Dansey with a target and maximum number of shares equal to 17,263. The PSU awards vest in tranches contingent on the FDA’s approval of PADCEV, TUKSYA and tisotumab vedotin but will not vest prior to December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date. When Dr. Dansey received these PSU awards, it was not clear whether PADCEV, TUKYSA or tisotumab vedotin would ever earn any FDA approvals, and tisotumab vedotin still may not receive any FDA approvals. In 2019, upon the Compensation Committee’s certification that PADCEV received accelerated approval from the FDA, the PADCEV portion of the PSU was deemed eligible to vest. In 2020, upon the Compensation Committee’s certification that TUKYSA received FDA approval, the TUKYSA portion of the PSU was deemed eligible to vest. The PADCEV and TUKYSA portions will vest on December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date.

DISCRETIONARY AND OTHER EQUITY AWARDS

Discretionary equity awards may be granted for special recognition of achievement or in connection with a promotion and to provide an additional long-term retention and other incentives to top performing employees. In May 2020, per our standard practice of providing equity awards in connection with promotions, Mr. Romp received an RSU award with a target value of $450,000 following his promotion to Executive Vice President, Commercial U.S. The number of shares subject to this RSU award was determined by dividing the target value of the award by the average stock price for the month of April 2020. This RSU award is subject to vesting in four equal tranches on the anniversary of the vesting commencement date until vested in full, subject to continued employment on the applicable vesting date.

When a new executive joins the Company, the Compensation Committee, in accordance with past practice, may also approve sign-on equity grants for the new executive as an inducement to joining Seagen, to compensate the executive for forgone compensation with a previous employer and to provide long-term retention incentive. No such grants were provided to our named executive officers in 2020.

HEALTH AND WELFARE AND RETIREMENT BENEFITS

All of our named executive officers are eligible to receive our standard employee benefits, such as our 401(k) plan, medical, dental and vision coverage, short-term disability, long-term disability, group life insurance, and employee stock purchase plan, in each case on the same basis as our other employees, including the matching contributions provided under our Section 401(k) plan. For 2020, we made a matching contribution equal to 100% of each employee’s salary deferral contribution up to 5.5% of the employee’s compensation, subject to the applicable statutory limit. The matched contribution is not subject to a vesting period.

OTHER BENEFITS

In 2020, Dr. Dansey received reimbursement for commuting expenses incurred in connection with his travel from his California residence to our headquarters in Bothell, Washington, including airfare and the cost of a corporate apartment, grossed up for related taxes. These commuting benefits were negotiated with Dr. Dansey at the time of his initial employment and were deemed a reasonable expense and necessary inducement to his commencement of employment with us, particularly in light of the importance of his skills and experience in late stage drug development to our efforts to become a multi-product oncology company. During 2020, Dr. Dansey’s travel to our corporate headquarters was limited due to travel restrictions and guidelines from governmental authorities on limiting travel due to the COVID-19 pandemic, and Dr. Dansey discontinued rental of his corporate apartment. However, he was reimbursed for travel prior to the pandemic and the cost of his corporate apartment prior to the discontinuation.

50

COMPENSATION DISCUSSION AND ANALYSIS

2020 KEY COMPENSATION DECISIONS FOR NAMED EXECUTIVE OFFICERS

The table below highlights performance factors and key compensation decisions for our named executive officers for 2020. It includes decisions regarding base salary, annual cash incentive awards and annual equity awards. It does not include other forms of compensation the executive officers received, including earned awards under the Tucatinib LTIP, discretionary or other cash or equity awards, retirement and benefits plans or other remuneration. For additional information, please see “Compensation-Setting Process” above and “Summary Compensation Table” below.

	Named Executive Officer Performance	2020 Key Compensation Decisions
Dr. Siegall

FINANCIAL PERFORMANCE

•  Under Dr. Siegall’s leadership in 2020, product sales grew by more than 59% in 2020 to over $1 billion. This growth was powered by ADCETRIS sales as well as our two new products, TUKYSA and PADCEV.

• Additionally, the Company’s one-year TSR was at the 90th percentile when compared to our peers for 2020.

PRODUCTS

•  During 2020, under Dr. Siegall’s leadership, the Company received approval in the U.S., Canada, Switzerland, Singapore, and Australia, for TUKYSA, the first product that we are commercializing outside the U.S. and Canada, which was approved for patients suffering with previously treated, metastatic HER2+ breast cancer.

• Additionally, the Company released positive results from the innovaTV 204 trial of tisotumab vedotin for which it is seeking accelerated approval from the FDA for previously treated metastatic cervical cancer.

• In addition, the Company filed three IND applications with the FDA to bring new potential therapies into the clinic.

PEOPLE

•  During 2020, Dr. Siegall oversaw the continued evolution of the Company into a global, multi-product oncology company and the integration of nearly 700 new employees to deliver on the vision of serving more patients.

•  He oversaw the hiring and onboarding of new key executive leaders including our new EVP, Commercial—International. He also oversaw a talent review of senior leadership for succession planning and development at the Board level.

•  He was heavily engaged in discussions around our global commercial strategy and footprint as we commercialize TUKYSA.

•  He remains very involved in overseeing the work to drive cultural changes that support the creation of an environment where each employee can thrive, do their best work and support the Company’s mission.

•  He also continues to be involved in work promoting diversity, inclusion and equity.

Base Salary: Effective February 1, 2020 Dr. Siegall’s base salary increased by 8.62% to $1,050,600 due to performance and to maintain competitive positioning in the market.

Annual Cash Incentive Award: Dr. Siegall’s annual bonus was 150% of target and reflected the corporate performance percentage. To ensure absolute alignment between the CEO’s bonus and corporate performance, Dr. Siegall’s bonus percentage is equal to the corporate performance percentage.

Annual Equity Awards: Dr. Siegall’s annual equity awards granted August 17, 2020 had an aggregate grant date fair value of $13,856,879, which consisted of approximately 1/3 options, 1/3 RSU awards and 1/3 PSU awards. The PSU awards consisted of an award representing 20% of the target number of shares with a goal based on our TSR performance relative to the BTK Index Companies and an award representing 80% of the target number of shares, with a product sales revenue goal.

2021 PROXY STATEMENT	51

COMPENSATION DISCUSSION AND ANALYSIS

	Named Executive Officer Performance	2020 Key Compensation Decisions
Mr. Simpson

FINANCIAL PERFORMANCE

•  Mr. Simpson provided leadership in multiple transactions, including collaborations with Genmab and Merck and a $1 billion equity investment by Merck in Seagen. The Company ended 2020 with $2.7 billion in cash and investments and no debt.

PRODUCTS

•  Under Mr. Simpson’s leadership, the Company invested over $827.1 million into research and development, and made investments to expand our pipeline and commercial footprint in 2020.

PEOPLE

•  During 2020, Mr. Simpson oversaw the expansion of his finance team to support a growing, organization to support multiple products and our expanding global operations.

•  Mr. Simpson also supported the creation of a new corporate strategy function that includes Investor Relations and Corporate Communications, as well as the scale-up in advance of the TUKYSA launch in Europe.

•  Mr. Simpson also oversaw the Facilities, Real Estate and Engineering function, which drove our on-site safety protocols during the COVID-19 pandemic.

Base Salary: Effective February 1, 2020, Mr. Simpson’s salary increased by 5.01% to $604,000 due to performance and to maintain competitive positioning in the market.

Annual Cash Incentive Award: Mr. Simpson’s annual bonus was 146% of target and reflected an individual performance factor of 140%.

Annual Equity Awards: Mr. Simpson’s annual equity awards granted August 17, 2020 had an aggregate grant date fair value of $3,540,404, which consisted of approximately 40% options, 40% RSU awards and 20% PSU awards. The PSU awards consisted of an award representing 20% of the target number of shares with a goal based on our TSR performance relative to the BTK Index Companies and an award representing 80% of the target number of shares, with a product sales revenue goal.

52

COMPENSATION DISCUSSION AND ANALYSIS

	Named Executive Officer Performance	2020 Key Compensation Decisions
Dr. Dansey

FINANCIAL PERFORMANCE

•  Dr. Dansey oversaw the significant budget of a sizable clinical development engine.

PRODUCTS

•  Under Dr. Dansey’s leadership in 2020, the Company obtained FDA accelerated approval for TUKYSA in the U.S. and Canada, Switzerland, Singapore, and Australia through the Project Orbis initiative of the FDA’s Oncology Center of Excellence and filed for approval in the EU.

•  Dr. Dansey also oversaw a large expansion of the scope of development efforts for ADCETRIS, PADCEV and TUKYSA to potentially expand the labels for these drugs and bring these drugs to more patients in need. He also oversaw the announcement of positive topline data from the EV-301 clinical trial of PADCEV and the innovaTV 204 clinical trial of tisotumab vedotin.

•  Under Dr. Dansey’s leadership in 2020, we filed three IND applications with the FDA to bring new potential therapies into the clinic and advanced our early stage clinical pipeline.

PEOPLE

•  During a pandemic, Dr. Dansey and his leadership team were able to maintain the dedication, productivity, and engagement of a highly skilled workforce with below average turnover.

•  Dr. Dansey brought on a new Senior Vice President of Late Stage Development and successfully recruited 21 medical doctors as well as other key talent across our clinical development function.

Base Salary: Effective February 1, 2020, Dr. Dansey’s salary increased by 4.99% to $706,400 due to performance and to maintain competitive positioning in the market. Effective September 1, 2020, his salary increased by 3.34% to $730,000 to maintain his competitive positioning in the market.

Annual Cash Incentive Award: Dr. Dansey’s annual bonus was 160% of target and reflected an individual performance factor of 175%.

Annual Equity Awards: Dr. Dansey’s annual equity awards granted August 17, 2020 had an aggregate grant date fair value of $5,408,958, which consisted of approximately 40% options, 40% RSU awards and 20% PSU awards. The PSU awards consisted of an award representing 20% of the target number of shares with a goal based on our TSR performance relative to the BTK Index Companies and an award representing 80% of the target number of shares, with a product sales revenue goal.

2021 PROXY STATEMENT	53

COMPENSATION DISCUSSION AND ANALYSIS

	Named Executive Officer Performance	2020 Key Compensation Decisions
Mr. Romp

FINANCIAL PERFORMANCE

•  Product sales under Mr. Romp’s leadership grew by over 59% in 2020 to over $1 billion.

PRODUCTS

•  Mr. Romp oversaw the commercial launch of two products in 2020, PADCEV and TUKYSA, as well as the preparations for our potential fourth new product in the U.S.

PEOPLE

•  In 2020, Mr. Romp served as our interim Chief Commercial Officer while we recruited a new Executive Vice President, Commercial - International and successfully worked with our new Executive Vice President, Commercial - International, once hired, to transition to a new U.S. and international commercial model.

•  Under Mr. Romp’s leadership, a new franchise model was introduced for the U.S. Commercial team to ensure scalability and support for our different therapeutic areas. Additionally, Mr. Romp and his leadership team oversaw the commercialization of our products at a time when representatives of the Company were unable to meet in-person with healthcare providers. Even during these difficult circumstances, we were still able to serve more patients in need of our therapies.

Base Salary: Effective February 1, 2020, Mr. Romp’s salary increased by 3.51% to $465,800 due to performance and to maintain competitive positioning in the market. Effective on his promotion to Executive Vice President, Commercial U.S. on April 15, 2020, Mr. Romp’s salary increased 7.34% to $500,000 to reflect his expanded leadership responsibilities and to establish competitive positioning in the market based on his new role.

Annual Cash Incentive Award: Mr. Romp’s annual bonus was 150% of target and reflected an individual performance factor of 150%.

Annual Equity Awards: Mr. Romp’s annual equity awards granted August 17, 2020 had an aggregate grant date fair value of $3,196,245, which consisted of approximately 40% options, 40% RSU awards and 20% PSU awards. The PSU awards consisted of an award representing 20% of the target number of shares with a goal based on our TSR performance relative to the BTK Index Companies and an award representing 80% of the target number of shares, with a product sales revenue goal.

54

COMPENSATION DISCUSSION AND ANALYSIS

	Named Executive Officer Performance	2020 Key Compensation Decisions
Ms. Liu

FINANCIAL PERFORMANCE

•  With the support of Ms. Liu’s leadership, the Company executed multiple transactions, including new strategic collaborations, the in-licensing of new antibodies and raising $1 billion in new capital through Merck’s equity investment.

PRODUCTS

•  Ms. Liu’s leadership was important in our preparations to commercialize multiple products and to do so in regions where we have not previously had commercial operations.

•  In addition, Ms. Liu was instrumental in our efforts to protect our intellectual property assets and to build and maintain our compliance program, as well as in managing our litigation matters.

PEOPLE

•  During 2020, Ms. Liu oversaw the continued growth of our legal team and its capabilities in transactional law, securities law, compliance and the Company’s European expansion.

•  Ms. Liu also took a leadership role in overseeing the company’s efforts surrounding DEI in 2020, including helping to formulate the Company’s DEI strategy and roadmap for creating a more diverse, equitable and inclusive workplace.

Base Salary: Effective February 1, 2020, Ms. Liu’s salary increased by 5.00% to $548,300 due to performance and to maintain competitive positioning in the market.

Annual Cash Incentive Award: Ms. Liu’s annual bonus was 146% of target and reflected an individual performance factor of 140%.

Annual Equity Awards: Ms. Liu’s annual equity awards granted August 17, 2020 had an aggregate grant date fair value of $2,950,272, which consisted of approximately 40% options, 40% RSU awards and 20% PSU awards. The PSU awards consisted of an award representing 20% of the target number of shares with a goal based on our TSR performance relative to the BTK Index Companies and an award representing 80% of the target number of shares, with a product sales revenue goal.

2021 PROXY STATEMENT	55

COMPENSATION DISCUSSION AND ANALYSIS

POST-EMPLOYMENT COMPENSATION

We provide severance benefit protection to our named executive officers through our individual employment agreements with each such individual.

The Compensation Committee believes these severance payments and benefits are important from a retention perspective to provide some level of protection to our executive officers from having their employment terminated without cause or constructively terminated prior to or after a change in control of the Company, or from experiencing a life-changing disability, and that the amounts are reasonable when compared with similar arrangements adopted by other biotechnology companies. In addition, the Compensation Committee believes that these severance payments and benefits align our executive officer and shareholder interests by enabling them to consider corporate objectives and possible transactions that are in the best interests of the shareholders and other constituents of the Company without undue concern over whether such objectives or transactions may jeopardize their own employment.

With these arrangements, the Compensation Committee sought uniformity of terms among our executive officers based on their positions at the Company. In addition, the Compensation Committee believes that the payment-triggering event outside of the death or disability context, namely, being terminated without cause or constructively terminated, and then only when there is no misconduct by the executive officer, is a fair hurdle for the corresponding compensation.

More information regarding these arrangements is provided under the heading “—Potential Payments Upon Termination or Change-in-Control—Employment Agreements.”

CLAWBACK POLICY

Our clawback policy provides for the recoupment of certain cash and equity incentive compensation paid to any of our executives if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws and it is determined that such noncompliance was due in whole or in part to such executive’s misconduct.

TAX AND ACCOUNTING CONSIDERATIONS

DEDUCTION LIMITATION

Under Section 162(m) of the Internal Revenue Code, or the Code, compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible.

Prior to the enactment of the Tax Cuts and Jobs Act, Section 162(m) of the Code provided a performance-based compensation exception, pursuant to which the deduction limit under Section 162(m) of the Code did not apply to any compensation that qualified as “performance-based compensation” under Section 162(m) of the Code. Pursuant to the Tax Cuts and Jobs Act, the performance-based compensation exception under Section 162(m) of the Code was repealed with respect to taxable years beginning after December 31, 2017, except that certain transition relief is provided for compensation paid pursuant to a written binding contract which was in effect on November 2, 2017 and which is not modified in any material respect on or after such date.

Compensation paid to each of the Company’s “covered employees” in excess of $1 million per taxable year generally will not be deductible unless it qualifies for the performance-based compensation exception under Section 162(m) of the Code pursuant to the transition relief described above. Because of certain ambiguities and uncertainties as to the application and interpretation of Section 162(m) of the Code, as well as other factors beyond the control of the Compensation Committee, no assurance can be given that any compensation paid by the Company will be eligible for such transition relief and be deductible by the Company in the future. Although the Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of the Company’s executive compensation program and the best interests of the Company and its shareholders (which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m) of the Code). The Compensation Committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) of the Code if it determines that such modifications are consistent with the Company’s business needs.

56

COMPENSATION DISCUSSION AND ANALYSIS

ACCOUNTING CONSIDERATIONS

We follow Financial Accounting Standards Board ASC Topic 718 for our stock-based compensation awards. In accordance with ASC Topic 718, stock-based compensation cost is measured at the grant date, or with respect to performance-based awards, the service inception date, based on the estimated fair value of the awards using a variety of assumptions. This calculation is performed for accounting purposes and, as applicable, reported in the compensation tables, even though recipients may never realize any value from their awards. We record this expense on an ongoing basis over the requisite employee service period. For performance-based stock options, we record compensation expense over the estimated service period once the achievement of the performance-based milestone is considered probable. At each reporting date, we assess whether achievement of a milestone is considered probable, and if so, record compensation expense based on the portion of the service period elapsed to date with respect to that milestone, with a cumulative catch-up, net of estimated forfeitures. We will recognize remaining compensation expense with respect to a milestone, if any, over the remaining estimated service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.

STOCK OWNERSHIP GUIDELINES

In 2020, our Corporate Governance Guidelines included the following stock ownership guidelines for our named executive officers:

Role	2020 Stock Ownership Guidelines
CEO	5x base salary
Other Executive Officers	1.5x base salary

Our executives were required to be in compliance with these stock ownership guidelines by December 31st of the fifth year following the year during which such individual became subject to the ownership guidelines. As of December 31, 2020, our CEO was in compliance with those stock ownership guidelines. With the exception of Dr. Dansey and Mr. Romp, our currently serving executive officers first became subject to the guidelines in 2017 when we first adopted stock ownership guidelines for executive officers other than our CEO. Dr. Dansey first became subject to the guidelines in 2018 when he commenced employment with us, and Mr. Romp first became subject to the guidelines in 2020 when he assumed his current role. As a result, as of December 31, 2020, none of our executive officers, other than our CEO, were yet required to comply with the 2020 stock ownership guidelines. However, all of our named executive officers still satisfied the stock ownership guidelines as of that date.

In February 2021, on the recommendation of the Compensation Committee based on a review of our peer group companies, the Board increased the stock ownership guidelines as shown in the table below. Each of our named executives is required to be in compliance with these new stock ownership guidelines by December 31st of the year during which such individual achieves his or her fifth anniversary as an executive on our Executive Committee.

Role	New Stock Ownership Guidelines
CEO	6x base salary
Other Executive Officers	2x base salary

PROHIBITIONS ON HEDGING, PLEDGING AND SHORT-TERM SPECULATIVE TRANSACTIONS

Under the terms of our insider trading policy, no employees (including executive officers) of Seagen or its subsidiaries, members of our Board or consultants who know or have access to material information regarding Seagen that has not been fully disclosed to the public may engage in any hedging or monetization transactions relating to Seagen or its securities, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds, nor may any of these persons engage in short-term speculative transactions involving Seagen securities (or derivatives of Seagen securities), including short sales and the buying and selling of put or call options. In addition, none of these persons may hold Seagen securities in a margin account or otherwise pledge Seagen securities as collateral for a loan.

2021 PROXY STATEMENT	57

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION AND RISK

We believe that the risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage our employees to assume excessive risks.

The Compensation Committee periodically reviews the elements of executive compensation to determine whether any portion of executive compensation encourages excessive risk taking. The Compensation Committee most recently conducted this review in March 2021 with input from its compensation consultant, Radford, and concluded that it does not. Among the factors that the Compensation Committee considered were:

•	significant weighting towards long-term incentive compensation discourages short-term risk taking;

•	goals are appropriately set to provide meaningful target levels that enhance shareholder value but that are quantifiable using objective criteria and include multiple performance measures;

•	short-term incentive awards are capped by the Compensation Committee; and

•	sales incentive plans and associated award programs for the Company’s sales team are aligned with market practice and support performance towards appropriate business objectives.

COMPENSATION COMMITTEE REPORT(1)

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Submitted by the members of the Compensation Committee:

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Seagen under the Securities Act or the Exchange Act, other than in Seagen’s Annual Report on Form 10-K where it shall be deemed to be furnished, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2020, the Compensation Committee consisted of Felix J. Baker (chair), John A. Orwin and Daniel G. Welch. None of these directors is a current or former officer or employee of Seagen. Please refer to the section of this proxy statement entitled “Certain Relationships and Related Party Transactions” for information concerning certain transactions involving entities affiliated with Dr. Baker.

During 2020, no member of the Compensation Committee or executive officer of Seagen has or had a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

58

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

The following table sets forth all of the compensation awarded to, or earned by, our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)		Option Awards(3) ($)	Non-Equity Incentive Plan Compensation(4) ($)	All Other Compensation(5) ($)	Total ($)

Clay B. Siegall, Ph.D.	2020	1,043,651	—	9,295,156		4,561,723	1,575,900	17,127	16,493,557

President and CEO	2019	963,369	—	8,137,179		3,502,217	1,903,500	15,230	14,521,495

	2018	918,554	2,000	8,217,394		7,539,792	1,409,995	19,302	18,107,037

Todd E. Simpson	2020	601,600	1,500	2,132,760		1,407,644	440.900	17,127	4,601,531

Chief Financial Officer	2019	572,342	—	1,824,697		1,552,123	525,700	15,230	4,490,092

	2018	519,458	13,300	1,847,912		1,627,287	411,550	12,855	4,432,362

Roger D. Dansey, M.D.	2020	711,467	—	3,258,442		2,150,516	759,300	181,812	7,061,537

Chief Medical Officer	2019	670,900	150,000	2,831,698		2,149,091	622,675	294,460	6,718,824

	2018	399,479	300,000	6,804,499		1,970,275	276,455	176,312	9,927,020

Chip R. Romp	2020	488,708	1,500	2,477,660	(6)	1,270,762	337,500	1,452	4,577,582

Executive Vice President, Commercial U.S.	2019	437,233	125,000	2,062,862		405,948	349,600	1,999	3,382,642

	2018	409,646	—	1,101,443		455,624	271,947	815	2,239,475

Jean I. Liu	2020	546,125	—	1,777,282		1,172,990	400,200	17,127	3,913,724

General Counsel and Executive Vice President, Legal Affairs	2019	520,325	500	1,578,609		1,384,957	466,500	15,230	3,966,121

	2018	485,017	13,300	1,536,026		1,383,188	330,802	12,855	3,761,188

(1)	For 2020, the amounts in this column consist of a 15 and 10 year work anniversary bonus for Mr. Simpson and Mr. Romp, respectively.
(2)

The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts include the aggregate grant date fair value of stock awards granted during the relevant year in accordance with FASB ASC Topic 718 with no estimate for future forfeitures. For time-based RSUs, the aggregate grant date fair value is based on the closing price of our common stock on the date of grant. For 2020, the amounts in this column include the fair value of awards granted on August 17, 2020 for Product Sales Revenue PSU and Relative TSR PSU awards granted on August 17, 2020 each in accordance with FASB ASC Topic 718 based upon the probable outcome of the performance conditions. For these purposes, the fair value of the Product Sales Revenue and Relative TSR PSUs awards were computed based on achieving the target level. Assuming the highest level of achievement of the performance conditions under each of these performance based RSUs, the fair value for these awards would be $9,534,217 for Dr. Siegall, $1,470,889 for Mr. Simpson, $2,247,425 for Dr. Dansey, $1,328,192 for Mr. Romp, and $1,225,974 for Ms. Liu. Please see “—Compensation Discussion and Analysis” above and “Grants of Plan-Based Awards” below for more information regarding the RSUs we granted to the named executive officers. For 2020, the amounts in this column do not include the fair value of the Tucatinib LTIP Second Tranche that were granted in 2020, as the fair value of such RSUs were reported in 2018 at the fair value on the service inception date (i.e. the date the Compensation Committee approved the Tucatinib LTIP RSUs), based on the then-probable outcome of the performance conditions.

(3)

The amounts in this column represent the aggregate grant date fair value of stock options granted during the relevant year in accordance with FASB ASC Topic 718 with no estimate for future forfeitures. For information regarding the assumptions used in calculating these amounts for 2020, see Note 17 of the Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020.

(4)	The amounts in this column reflect the 2020 annual cash bonus awards to the named executive officers under our Executive Bonus Plans.
(5)

The amounts in this column consist of life insurance premiums and company matching contributions to our 401(k) plan for all named executive officers. In addition, for 2020 the amount in this column with respect to Dr. Dansey includes $164,685 for corporate housing in Washington and travel to and from his residence in California, grossed up for related payroll taxes.

(6)

The amount includes the aggregate grant date fair value of $552,177 for RSUs awarded on May 15, 2020 in connection with Mr. Romp’s promotion. The fair value of stock awards granted is in accordance with FASB ASC Topic 718 with no estimate for future forfeitures and is based on the closing price of our common stock on the date of grant.

2021 PROXY STATEMENT	59

COMPENSATION OF EXECUTIVE OFFICERS

GRANTS OF PLAN-BASED AWARDS

The following table sets forth each equity and non-equity award granted to our named executive officers during 2020.

		Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts under Equity Incentive Plan Awards

Name	Grant Date	Target	Maximum ($)	Target	Maximum	All Other Stock Awards: Number of Shares of Stock or Units ($)	All Other Option Awards: Number of Securities Underlying Options ($)	Exercise or Base price of Option Awards (per share) ($)	Grant Date Fair Value of Stock Options and Awards ($)(2)

Clay B. Siegall, Ph.D.

Executive Bonus Plan	N/A	1,050,600	2,101,200	—	—	—	—	—	—

Discretionary Stock Option Award(3)	8/17/2020	—	—	—	—	—	69,383	161.82	4,561,723

Discretionary RSU Award(4)	8/17/2020	—	—	—	—	27,982	—	—	4,528,047

Product Sales Revenue PSU Award(5)	8/17/2020	—	—	22,386	44,772	—	—	—	3,622,503

Relative TSR PSU Award(6)	8/17/2020	—	—	5,596	11,192	—	—	—	1,144,606

Todd E. Simpson

Executive Bonus Plan	N/A	302,000	604,000	—	—	—	—	—	—

Discretionary Stock Option Award(3)	8/17/2020	—	—	—	—	—	21,410	161.82	1,407,644

Discretionary RSU Award(4)	8/17/2020	—	—	—	—	8,635	—	—	1,397,316

Product Sales Revenue PSU Award(5)	8/17/2020	—	—	3,454	6,908	—	—	—	558,926

Relative TSR PSU Award(6)	8/17/2020	—	—	863	1,726	—	—	—	176,518

Roger D. Dansey, M.D.

Executive Bonus Plan	N/A	474,500	949,000	—	—	—	—	—	—

Discretionary Stock Option Award(3)	8/17/2020	—	—	—	—	—	32,709	161.82	2,150,516

Discretionary RSU Award(4)	8/17/2020	—	—	—	—	13,192	—	—	2,134,729

Product Sales Revenue PSU Award(5)	8/17/2020	—	—	5,277	10,554	—	—	—	853,924

Relative TSR PSU Award(6)	8/17/2020	—	—	1,319	2,638	—	—	—	269,788

Chip R. Romp

Executive Bonus Plan	N/A	225,000	450,000	—	—	—	—	—	—

Discretionary RSU Award(4)	5/15/2020	—	—	—	—	3,444	—	—	552,177

Discretionary Stock Option Award(3)	8/17/2020	—	—	—	—	—	19,328	161.82	1,270,762

Discretionary RSU Award(4)	8/17/2020	—	—	—	—	7,795	—	—	1,261,387

Product Sales Revenue PSU Award(5)	8/17/2020	—	—	3,118	6,236	—	—	—	504,555

Relative TSR PSU Award(6)	8/17/2020	—	—	780	1,560	—	—	—	159,541

Jean I. Liu

Executive Bonus Plan	N/A	274,150	548,300	—	—	—	—	—	—

Discretionary Stock Option Award(3)	8/17/2020	—	—	—	—	—	17,841	161.82	1,172,990

Discretionary RSU Award(4)	8/17/2020	—	—	—	—	7,195	—	—	1,164,295

Product Sales Revenue PSU Award(5)	8/17/2020	—	—	2,878	5,756	—	—	—	465,718

Relative TSR PSU Award(6)	8/17/2020	—	—	720	1,440	—	—	—	147,269

(1)

The dollar amounts represent the target and maximum amounts of each named executive officer’s potential annual cash bonus award for the year ended December 31, 2020, pursuant to our Executive Bonus Plan. The amount shown as target reflects the target payment level under the Executive Bonus Plan if Seagen and each individual had achieved 100% of the specific performance objectives and goals previously approved by the Compensation Committee in 2020. An individual must have attained an individual performance percentage of 50% or more to receive any compensation under the Executive Bonus Plan. The amount shown as maximum reflects the payment level under the Executive Bonus Plan if Seagen and each individual had achieved 200% performance percentages based on the corporate goals approved by the Compensation Committee in 2020. A percentage of 200% is the maximum percentage allowed for both Seagen and individual performance percentages. Actual payouts made under the Executive Bonus Plan differed based on the actual performance objectives and goals achieved. The actual cash bonus award earned for the year ended December 31, 2020 under our Executive Bonus Plan for each named executive officer is set forth in the “Summary Compensation Table” above. As such, the amounts set forth in these columns do not represent additional compensation earned by the named executive officers for the year ended December 31, 2020. The Executive Bonus Plan is discussed in greater detail under the heading “—Compensation Discussion and Analysis” above.

60

COMPENSATION OF EXECUTIVE OFFICERS

(2)

The amounts in this column do not represent amounts the named executive officers received or are entitled to receive. Rather, the reported amounts represent the fair value of each award as computed in accordance with FASB ASC Topic 718 on the applicable grant date, as required to be disclosed under SEC rules.

(3)

Discretionary stock options were granted under our 2007 Equity Plan. Vesting of all of these discretionary options occurs 1/4th on the one-year anniversary of the grant date and 1/36th of the remaining shares thereafter on a monthly basis until the grant is fully vested on the fourth anniversary of the grant date.

(4)	Discretionary RSUs were granted under our 2007 Equity Plan. Vesting of all of these discretionary RSUs vests 25% per year over a four-year period.
(5)

PSU awards were approved by the Compensation Committee and granted to our named executive officers on August 17, 2020. The vesting of such PSU awards is based on Product Sale Revenue for the 3 years beginning on January 1, 2021 as described under the heading “Compensation Discussion and Analysis—PSU Awards.” The share amounts reported represent the target and maximum number of shares to be issued upon the vesting of these PSU awards. The payout of this award may vary from 0% to 200% of the target number of shares.

(6)

PSU awards were approved by the Compensation Committee and granted to our named executive officers on August 17, 2020. The vesting of such PSU awards is based on Relative TSR for the 3 years beginning August 17, 2020 as described under the heading “Compensation Discussion and Analysis—PSU Awards.” The share amounts reported represent the target and maximum number of shares to be issued upon the vesting of these PSU awards. The payout of this award may vary from 0% to 200% of the target number of shares.

EMPLOYMENT AGREEMENTS AND ARRANGEMENTS

EMPLOYMENT AGREEMENTS

Each of our named executive officers has entered into a written employment agreement with Seagen. For a description of these employment agreements, please see the section of this proxy statement under the heading “—Potential Payments Upon Termination or Change-In-Control—Employment Agreements” below.

ANNUAL CASH BONUS AWARDS

We have adopted our Executive Bonus Plan that provides for annual bonus awards to reward executive officers based on our achievement of specific corporate goals and a holistic evaluation of several factors, including the executive’s performance and contribution toward achieving corporate goals. For more information regarding our Executive Bonus Plan, please see the section of this proxy statement under the heading “—Compensation Discussion and Analysis—Compensation-Setting Process—Cash Incentive Awards” and footnote (1) to the “Grants of Plan-Based Awards” table above.

TIME-BASED STOCK AWARDS

Discretionary options that we granted in 2020 under the 2007 Equity Plan have a ten year term and vest as to 1/4th of the shares subject to the options on the one year anniversary of the grant date and 1/36th of the remaining shares each month thereafter until such option is fully vested on the four year anniversary of the grant date, subject to the accelerated vesting of such options under the terms of each executive’s employment agreement with us and pursuant to the 2007 Equity Plan. Options granted under the 2007 Equity Plan carry an exercise price equal to the closing price of our common stock on the grant date on the Nasdaq Global Select Market, and the 2007 Equity Plan permits the exercise price of stock options to be paid by cash, check, wire transfer, other shares of our common stock (with some restrictions), broker assisted same-day sales, cancellation of debt, cashless “net exercise” arrangements, and any other form of consideration permitted by applicable law. If an executive’s service with us terminates for any reason other than cause, death, disability or, with respect to options granted on or after August 30, 2018, retirement, then options held by the executive under the 2007 Equity Plan generally will be exercisable to the extent they are vested on the termination date for a period of three months after the termination (if an executive’s service with us terminates for cause, then the Board or the Compensation Committee has the authority to terminate all options held by the executive under the 2007 Equity Plan immediately), however, an executive terminated under the involuntary termination provision of the employment agreements will be eligible for one year of acceleration of such executive’s equity awards as further described in the section below. Generally, if an executive’s service with us terminates as a result of the executive’s death or in the event of the executive’s death within 30 days following the executive’s termination of service, all outstanding options that were vested and exercisable as of the date of the executive’s death or termination of service, if earlier, may be exercised for six months following the executive’s death for options granted on or prior to May 18, 2018 and may be exercised for twelve months following the executive’s death for options granted after May 18, 2018, but in no event after the expiration date of such option. Generally, if an executive’s service with us terminates as a result of the executive’s disability or, with respect to options granted on or after August 30, 2018, retirement, then all options to the extent they are vested and exercisable on the termination date may be exercised for one year following the termination date but in no event after the expiration date of such option. Each RSU represents a right to receive one share of our common stock (subject to adjustment for certain specified changes in our capital structure). In the event that RSU awards vest, we will deliver one share of our common stock for each RSU that has vested. Discretionary RSU awards that we granted in 2020 generally vest in four equal tranches on the anniversary of the vesting commencement date until vested in full, provided that vesting will cease if an executive’s service with us terminates for any reason.

2021 PROXY STATEMENT	61

COMPENSATION OF EXECUTIVE OFFICERS

Under the 2007 Equity Plan, in the event of (i) an acquisition of Seagen by means of any reorganization, merger, consolidation or other transaction or series of transactions, but excluding any merger effected exclusively for the purpose of changing the domicile of the Company, (ii) any sale of all or substantially all of our assets or (iii) any other event specified by the plan administrator, so long as in either (i) or (ii), our shareholders of record immediately prior to the transaction hold less than 50% of the voting power of the surviving entity and provided that (iii) shall not be deemed to occur upon announcement or commencement of a tender offer or upon a “potential” takeover or upon shareholder approval of a merger or other transaction, in each case without a requirement that the change in control actually occur, then the Board or the Compensation Committee may, in its discretion: (i) provide for the assumption or substitution of, or adjustment (including to the number and type of shares and exercise price applicable) to, each outstanding equity award; (ii) accelerate the vesting of equity awards; and/or (iii) provide for termination of awards as a result of the change in control on such terms and conditions as it deems appropriate, including providing for the cancellation of awards for a cash or other payment to the executive.

Additionally, (i) if the successor corporation does not assume or substitute equivalent awards for all outstanding equity awards granted pursuant to the 2007 Equity Plan, then as of the date of completion of the acquisition or merger, the vesting of such equity awards will be accelerated in full; and (ii) if outstanding equity awards are assumed or equivalent awards are substituted by the successor corporation and if at the time of, immediately prior to or within twelve months after the effective time of the change in control, an equity awardee’s service as an employee or consultant is terminated without cause or due to constructive termination, then the vesting of such substituted equity award will be accelerated in full.

LONG-TERM INCENTIVE PLANS AND PSU AWARDS

In May 2016, the Compensation Committee approved the ECHELON-1 LTIP, a performance-based long-term incentive plan, or LTIP, to incentivize our executive officers and other employees to achieve FDA regulatory approval of a label expansion of ADCETRIS based on the phase 3 ECHELON-1 trial. Under the ECHELON-1 LTIP, each eligible employee, including each named executive officer other than Dr. Dansey, was eligible to receive a cash award and an option to purchase shares of our common stock, with the amount of each cash and option award based on the participant’s position with the Company. The cash awards were paid to participants in the ECHELON-1 LTIP following the Compensation Committee’s certification of the achievement of the FDA approval milestone in March 2018. The ECHELON-1 LTIP options, which were granted to our named executive officer participants in ECHELON-1 LTIP on May 9, 2016 with an exercise price of $34.20 per share (the fair market value of our common stock on the date of grant), commenced vesting upon the Compensation Committee’s certification of the achievement of the FDA approval milestone, and vest in four equal annual installments on the first four anniversaries of the date the FDA approval milestone was achieved, subject to continuous service with the Company as of each vesting date.

In September 2017, the Compensation Committee approved a company-wide long-term incentive plan, or the EV/TV LTIP, for the purpose of incentivizing the Company’s employees to achieve the FDA approval of PADCEV and tisotumab vedotin. The EV/TV LTIP provides that each eligible employee, including each named executive officer, is eligible to receive a cash award and, depending on the participant’s position with the Company, may also be eligible for an RSU award, subject to the participant’s (i) continued employment with the Company and (ii) good standing as of each applicable payment and grant date. A portion of each cash award was payable and a portion of each RSU award was to be granted upon certification by the Compensation Committee that the FDA approved PADCEV. PADCEV received FDA accelerated approval on December 18, 2019. As a result, the Compensation Committee approved cash awards and the grant of RSU awards to eligible employees, including our named executive officers, under the EV/TV LTIP in December 2019. The remaining portion of each cash award and the remaining portion of each RSU award will be granted only upon certification by the Compensation Committee that the FDA has approved tisotumab vedotin, or the TV milestone, subject to the participant’s (i) continued employment with the Company and (ii) good standing as of the applicable payment and grant date. The portion of the EV/TV LTIP RSU awards that were granted will vest on the second anniversary of the date of FDA approval of PADCEV, subject to continuous service with the Company through the vesting date. Any additional RSU awards that may by granted due to achievement of the TV milestone, will vest on the second anniversary of the occurrence of the TV milestone, subject to continuous service with the Company through the vesting date. If the TV milestone is not achieved by a specified date, then no cash award will be made nor will an RSU award be granted with respect to that milestone.

In July 2018, the Compensation Committee approved a special PSU grant to Mr. Romp with vesting contingent on the achievement of certain ADCETRIS revenue goals for 2021, subject to Mr. Romp’s continued employment on the vesting date. The PSU award has a target number of shares equal to 7,500 and a maximum number of shares equal to 15,000.

62

COMPENSATION OF EXECUTIVE OFFICERS

In August 2018, the Compensation Committee also approved a special PSU grant to Dr. Dansey with a target and maximum number of shares equal to 17,263. The PSU awards vest in tranches contingent on the FDA’s approval of PADCEV, TUKSYA and tisotumab vedotin but will not vest prior to December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date. Upon the Compensation Committee’s certification that PADCEV received FDA approval, the PADCEV portion of the PSU was deemed eligible to vest. Upon the Compensation Committee’s certification that TUKYSA received FDA approval, the TUKYSA portion of the PSU was deemed eligible to vest. The PADCEV and TUKYSA portions will vest on December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date.

In October 2018, the Compensation Committee approved the Tucatinib LTIP, a company-wide long-term incentive plan, for the purpose of incentivizing the Company’s employees to achieve the FDA approval of TUKYSA. The Tucatinib LTIP provides that each eligible employee, including each named executive officer, is eligible to receive grants of equity awards relating to our common stock, which consist of a “First Tranche” and a “Second Tranche” as set forth in the Tucatinib LTIP, each of which is granted as a separate stock unit award on the applicable date of grant. The stock unit awards provided under the Tucatinib LTIP are granted under, and subject to the terms of, our 2007 Equity Plan and our standard forms of Stock Unit Grant Notice and Stock Unit Agreement for United States employees and non-United States employees. The target number of stock units granted in the First Tranche granted on November 1, 2018 equaled 50% of the target award value applicable to each executive officer divided by the average closing sales price of our common stock for the 30 calendar day period ending on October 31, 2018. The First Tranche vested on April 19, 2020 or the Certification Date, the Compensation Committee’s certification of the first approval by the FDA for the commercial sale and marketing of TUKYSA in the United States by us or any of our partners for any indication, which approval was based on the data from the pivotal HER2CLIMB trial (such achievement, the Tucatinib Milestone). The number of shares that vested was determined by multiplying the target number of stock units subject to each stock unit award by an earn out percentage. On the Certification Date, the Compensation Committee determined that the earn out percentage was 120% using a sliding scale in the Tucatinib LTIP based on the date of achievement of the Tucatinib Milestone and the breadth of the indication for which TUKYSA was approved. The Second Tranche was granted upon the Compensation Committee’s certification of the Tucatinib Milestone. The number of stock units granted with respect to the Second Tranche was equal to 50% of the target award value applicable to each executive officer multiplied by the earn out percentage of 120%, with the product of these numbers then divided by the average closing sales price of our common stock for the 30 calendar day period ending on the calendar day prior to the date of grant of the Second Tranche. The Second Tranche will vest on the second anniversary of the Certification Date, provided that the executive officer’s continuous service with us has not terminated prior to the vesting date.

In August 2019, the Compensation Committee approved two PSU grants to Dr. Siegall as part of its regular annual equity granting process:

•

A grant with vesting contingent on the achievement of certain pre-specified 2022 adjusted revenue goals, or the Adjusted Revenue PSU Awards, subject to Dr. Siegall’s continued employment on the vesting date, which has a target number of shares equal to 38,427 and a maximum number of shares equal to 76,854; and

•

A grant with vesting contingent on the achievement of certain pre-specified three-year TSR goals, or the 2019 Relative TSR PSU Awards, subject to Dr. Siegall’s continued employment on the vesting date, which has a target number of shares equal to 9,607 and a maximum number of shares equal to 19,214.

In December 2019, the Compensation Committee approved the issuance of special PSU awards, or the EV Frontline PSU awards, to eligible employees, including each of our named executive officers, as part of a company-wide long-term incentive grant to incentivize the Company’s employees to achieve the potential approval of PADCEV in the frontline urothelial cancer indication. The EV Frontline PSU awards were granted under, and are subject to the terms of, our 2007 Equity Plan and our standard forms of performance-based Stock Unit Grant Notice and Stock Unit Agreement. The target number of stock units for each executive officer was calculated by dividing a target award value by the average closing price of our common stock during the month of December 2019. None of the EV Frontline PSU awards will vest unless the Compensation Committee certifies that a milestone has been met under the EV Frontline PSU awards. Upon certification that the FDA has granted accelerated approval of PADCEV in the frontline urothelial cancer indication, or the Accelerated Approval Milestone, 25% of the target number of stock units will vest, provided that the applicable executive officer is still employed by us as of the date of vesting. Upon certification that the FDA has granted regular approval of PADCEV in the frontline urothelial cancer indication, or the Regular Approval Milestone, 75% of the target number of stock units will vest, provided that the applicable executive officer is still

2021 PROXY STATEMENT	63

COMPENSATION OF EXECUTIVE OFFICERS

employed by us as of the date of vesting. Each of the Accelerated Approval Milestone and the Regular Approval Milestone has a deadline by which it must be achieved. If it is not achieved by its deadline, then the associated number of stock units will be forfeited. Neither the Accelerated Approval Milestone nor the Regular Approval Milestone can be achieved within one year of the date of grant.

In August 2020, the Compensation Committee approved two PSU grants to each of our named executive officers as part of its regular annual equity granting process:

•

A grant with vesting contingent on the achievement of a pre-specified product sales revenue goal, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares; and

•

A grant with vesting contingent on the achievement of certain pre-specified three-year relative TSR goals, subject to the executive’s continued employment on the vesting date, which has a maximum number of shares equal to 200% of the target number of shares.

For more information regarding grants of equity awards to our executive officers, please see the sections of this proxy statement under the headings “—Compensation Discussion and Analysis—Compensation-Setting Process—Long-Term Equity Awards” and the “Grants of Plan-Based Awards” table above. For more information regarding the acceleration of equity awards held by our executive officers, please see the section of this proxy statement under the heading “—Potential Payments Upon Termination or Change-In-Control.”

OTHER COMPENSATORY ARRANGEMENTS

We pay life insurance premiums for all our employees, including executive officers. In addition, in 2020 we matched 100% of the first 5.5% of salary contributed to our 401(k) plan by employees, including executive officers. The matched contribution is not subject to a vesting period. From time to time, individual executives negotiate other compensatory arrangements in connection with their initial hire.

64

COMPENSATION OF EXECUTIVE OFFICERS

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity awards granted to the named executive officers that were outstanding as of December 31, 2020.

	Option Awards					Stock Awards(1)			Equity Incentive Plan Awards(1)

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(2)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or payout value of unearned shares, units or other rights that have not vested(3) ($)

Clay B. Siegall, Ph.D.

	234,824	—	15.46	8/24/2011	8/24/2021

	181,794	—	26.10	8/20/2012	8/20/2022

	137,500	—	41.04	8/19/2013	8/19/2023

	150,000	—	44.09	8/26/2014	8/26/2024

	160,000	—	39.15	8/25/2015	8/25/2025

	180,000	—	45.30	8/27/2016	8/27/2026

	140,000	28,000	46.37	8/17/2017	8/17/2027

	132,990	94,994	76.86	8/30/2018	8/30/2028

	18,640	18,640	34.20	3/20/2018	5/9/2026

	38,031	76,064	72.64	8/30/2019	8/30/2029

	—	69,383	161.82	8/17/2020	8/17/2030

						47,990	(4)	8,404,969

						36,025	(5)	6,309,419

						—		—	38,427	(6)	6,730,105

						—		—	9,607	(7)	1,682,570

						3,100	(8)	542,934	—		—

									8,440	(9)	1,478,182

						4,729	(10)	828,237	—		—

						27,982	(11)	4,900,767	—		—

						—		—	22,386	(12)	3,920,684

						—		—	5,596	(13)	980,083

Total	1,373,779	287,081				119,826		20,986,326	84,456		14,791,624

Todd E. Simpson

	33,564	—	41.04	8/19/2013	8/19/2023

	40,232	—	44.09	8/26/2014	8/26/2024

	39,946	—	39.15	8/25/2015	8/25/2025

	42,793	—	45.30	8/27/2016	8/27/2026

	47,916	9,584	46.37	8/17/2017	8/17/2027

	28,703	20,502	76.86	8/30/2018	8/30/2028

	5,264	5,262	34.20	3/20/2018	5/9/2026

	16,855	33,710	72.64	8/30/2019	8/30/2029

	—	21,410	161.82	8/17/2020	8/17/2030

						10,357	(4)	1,813,925

						15,966	(5)	2,796,285

						871	(8)	152,547

						—		—	2,436	(9)	426,641

						1,439	(10)	252,026	—		—

						8,635	(11)	1,512,334	—		—

						—		—	3,454	(12)	604,934

						—		—	863	(13)	151,146

Total	255,273	90,468				37,268		6,527,117	6,753		1,182,721

2021 PROXY STATEMENT	65

COMPENSATION OF EXECUTIVE OFFICERS

	Option Awards					Stock Awards(1)			Equity Incentive Plan Awards(1)

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(2)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or payout value of unearned shares, units or other rights that have not vested(3) ($)

Roger D. Dansey, M.D.

	10,379	17,709	65.11	6/15/2018	6/15/2028

	1,860	1,329	76.86	8/30/2018	8/30/2028

	8,172	5,838	77.45	9/7/2018	9/7/2028

	23,338	46,675	72.64	8/30/2019	8/30/2029

	—	32,709	161.82	8/17/2020	8/17/2030

						50,000	(14)	8,757,000	—		—

						671	(4)	117,519	—		—

						2,948	(4)	516,313	—		—

						13,810	(15)	2,418,683	3,453	(16)	604,758

						4,326	(17)	757,656	—		—

						22,106	(5)	3,871,645	—		—

						560	(8)	98,078	—		—

						—		—	2,436	(9)	426,641

						1,439	(10)	252,026	—		—

						13,192	(11)	2,310,447	—		—

						—		—	5,277	(12)	924,214

						—		—	1,319	(13)	231,010

Total	43,749	104,260				109,052		19,099,367	12,485		2,186,623

Chip R. Romp

	17,374	—	45.30	8/27/2016	8/27/2026

	17,708	4,167	46.37	8/17/2017	8/17/2027

	8,037	5,740	76.86	8/30/2018	8/30/2028

	—	3,179	34.20	3/20/2018	5/9/2026

	4,409	8,816	72.64	8/30/2019	8/30/2029

	—	19,328	161.82	8/17/2020	8/17/2030

						2,900	(4)	507,906

						—		—	7,500	(18)	1,313,550

						5,394	(19)	944,705	—		—

						4,176	(5)	731,385	—		—

						8,560	(20)	1,499,198	—		—

						488	(8)	85,468	—		—

						—		—	1,392	(9)	243,795

						822	(10)	143,965	—		—

						3,444	(21)	603,182	—		—

						7,795	(11)	1,365,216	—		—

						—		—	3,118	(12)	546,087

						—		—	780	(13)	136,609

Total	47,528	41,230				33,579		5,881,025	12,790		2,240,041

66

COMPENSATION OF EXECUTIVE OFFICERS

	Option Awards					Stock Awards(1)			Equity Incentive Plan Awards(1)

Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable(2)	Option Exercise Price ($)	Vesting Start Date	Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested		Market or payout value of unearned shares, units or other rights that have not vested(3) ($)

Jean I. Liu

	41,976	—	35.95	12/01/2014	12/1/2024

	32,446	—	39.15	8/25/2015	8/25/2025

	37,500	—	45.30	8/27/2016	8/27/2026

	35,416	7,084	46.37	8/17/2017	8/17/2027

	24,397	17,427	76.86	8/30/2018	8/30/2028

	4,167	4,166	34.20	3/20/2018	5/9/2026

	15,039	30,080	72.64	8/30/2019	8/30/2029

	—	17,841	161.82	8/17/2020	8/17/2030

						8,804	(4)	1,541,933	—		—

						14,246	(5)	2,495,044	—		—

						697	(8)	122,073	—		—

						—		—	1,740	(9)	304,744

						1,028	(10)	180,044	—		—

						7,195	(11)	1,260,132	—		—

						—		—	2,878	(12)	504,053

						—		—	720	(13)	126,101

Total	190,941	76,598				31,970		5,599,226	5,338		934,898

Total	1,911,270	599,637				331,695		58,093,061	121,822		21,335,907

(1)	The number of shares or units that have not vested and the market value of shares or units that have not vested does not include the potential RSUs to be granted under the EV/TV LTIP.
(2)

All of the unexercisable options set forth in this column (other than the options with a vesting start date of March 20, 2018) vest at a rate of 1/4th upon the one year anniversary of the vesting commencement date of such award, which vesting commencement date for each award is based on the date of hire of such person for their initial grant and thereafter on the grant date of such award. 1/36th of the remaining unvested shares vest on an equal monthly basis thereafter until the award is fully vested on the fourth anniversary of the vesting commencement date. The options with a vesting start date of March 20, 2018 vest in four equal annual installments on the first four anniversaries of March 20, 2018.

(3)	The market value of the RSU awards is based on the closing stock price of $175.14 per share for our common stock as reported on the Nasdaq Global Select Market on December 31, 2020.
(4)	RSU awards vests 25% per year until fully vested on August 30, 2022.
(5)	RSU awards vests 25% per year until fully vested on August 30, 2023.
(6)

The Adjusted Revenue PSU awards were granted on August 30, 2019 and will vest after December 31, 2022 upon certification by the Compensation Committee of achievement of the 2022 revenue-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Adjusted Revenue PSU awards is 76,854.

(7)

The 2019 Relative TSR PSU awards were granted on August 30, 2019 and will vest after August 31, 2022 upon certification by the Compensation Committee of the market-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the 2019 Relative TSR PSU awards is 19,214.

(8)

Upon the Compensation Committee’s certification that PADCEV received FDA approval, the PADCEV portion of the RSU award was deemed eligible to vest and will vest on December 18, 2021, subject to the named executive officer’s continued employment on the vesting date, as further described under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.”

(9)

The EV Frontline PSU awards were granted on December 31, 2019 and will vest upon certification by the Compensation Committee of certain milestones, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.”

(10)

Upon the Compensation Committee’s certification that Tucatinib received FDA approval, the Second Tranche of the Tucatinib LTIP was deemed eligible to vest and will vest on April 19, 2022, subject to the named executive officer’s continued employment on the vesting date, as further described under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.”

(11)	RSU awards vest 25% per year until fully vested on August 17, 2024.
(12)

The Product Sales Revenue PSU awards were granted on August 17, 2020 and will vest after December 31, 2023 upon certification by the Compensation Committee of achievement of the 2023 revenue-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Product Sales Revenue PSU awards are 44,772 for Dr. Siegall, 6,908 for Mr. Simpson, 10,554 for Dr. Dansey, 6,236 for Mr. Romp and 5,756 for Ms. Liu.

(13)

The Relative TSR PSU awards were granted on August 17, 2020 and will vest after August 17, 2023 upon certification by the Compensation Committee of the market-based performance metric, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the Relative TSR PSU awards are 11,192 for Dr. Siegall, 1,726 for Mr. Simpson, 2,638 for Dr. Dansey, 1,560 for Mr. Romp and 1,440 for Ms. Liu.

(14)	RSU awards vest in full on June 15, 2021.

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COMPENSATION OF EXECUTIVE OFFICERS

(15)

Upon the Compensation Committee’s certification that PADCEV received FDA approval and that TUKYSA received FDA approval, the PADCEV and TUKYSA portions of Dr. Dansey’s PSU award were deemed eligible to vest and will vest on December 31, 2021, subject to Dr. Dansey’s continued employment on the vesting date, as further described under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.”

(16)

The remaining portion of Dr. Dansey’s PSU award will vest in tranches contingent on the FDA approval of tisotumab vedotin, subject to Dr. Dansey’s continued employment on the vesting date, as further described under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.”

(17)	RSU awards vest 25% per year until fully vested on February 1, 2023.
(18)

The PSU awards were granted on July 17, 2018 and will vest after December 31, 2021 upon certification by the CEO of achievement of the 2021 ADCETRIS revenue milestone, as further described above under the heading “Employment Agreements and Arrangements—Long-Term Incentive Plans and PSU Awards.” Number of unearned shares and market value represent achievement of the performance metric at target. Maximum number of shares under the PSU awards is 15,000.

(19)	RSU awards vest 25% per year until fully vested on July 1, 2023.
(20)	RSU awards vest 33% per year until fully vested on December 19, 2023
(21)	The RSU promotion award vests 25% per year until fully vested on May 15, 2024.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding exercises of stock options and vesting of RSU awards by our named executive officers for the year ended December 31, 2020.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1) $	Number of Shares Acquired on Vesting	Value Realized on Vesting(2) $

Clay B. Siegall, Ph.D.	296,786	39,525,376	111,053	17,480,971

Todd E. Simpson	87,999	13,698,718	35,890	5,662,426

Roger D. Dansey, M.D.	11,912	1,169,163	23,011	3,449,480

Chip R. Romp	46,826	6,664,639	16,005	2,542,961

Jean I. Liu	16,578	2,464,937	27,857	4,390,583

(1)

The value realized on exercise is calculated based on the difference between the exercise price of each option exercised and the closing price of our common stock on the date of exercise multiplied by the number of shares underlying each option exercised, and does not represent actual amounts received by the named executive officers as a result of the option exercises.

(2)	The value realized on vesting is calculated based on the closing price of our common stock on the date of vest multiplied by the number of shares underlying each award vested.

CEO PAY RATIO

Under SEC regulations, we are required to calculate and disclose the total annual compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to our CEO, or the CEO Pay Ratio. Set forth below is a description of the methodology, including material assumptions, adjustments and estimates, we used to identify the median employee for purposes of calculating the CEO Pay Ratio:

•

We identified the median employee using our employee population as of November 4, 2020. For this purpose, we identified all company employees on payroll and all individuals who would receive an IRS Form 1099 from the Company but who did not meet the following exclusion criteria: (i) receipt of annual payments from the Company that totaled less than twenty thousand dollars ($20,000); (ii) employment by another entity, such as employment as faculty of a university; (iii) 1099 recipient constituted a generally recognizable, bona fide third-party service provider such as a law firm or accounting firm; and (iv) 1099 recipient employed more than two or more employees and has two or more other bona fide clients.

•

In determining compensation for purposes of the median calculation, we used each employee’s annual base pay, target annual bonus and regular annual equity awards (at grant date fair value). For individuals receiving 1099s and not excluded based on the criteria above, the amount of compensation reflected in the individual’s Form 1099 was the annual compensation number utilized.

•	We annualized the base salary earned in 2020 by permanent employees (full-time and part-time) hired after January 1, 2020.

Using this approach, we selected the median of our employee population. Once the median employee was identified, we then calculated annual total compensation for this employee in accordance with the requirements of the Summary Compensation Table.

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COMPENSATION OF EXECUTIVE OFFICERS

For 2020, the median of the annual total compensation of our employees (other than our CEO) was $219,364 and the annual total compensation of our CEO was $16,493,557. The ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees other than the CEO was 75:1.

The pay ratio above represents the Company’s reasonable estimate calculated in a manner consistent with the rule and applicable guidance. The rule and guidance provide significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, as the SEC explained when it adopted the rule, in considering the pay-ratio disclosure, shareholders should keep in mind that the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow shareholders to better understand and assess each particular company’s compensation practices and pay-ratio disclosures. Neither the Compensation Committee nor our management used our CEO Pay Ratio measure in making compensation decisions.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

The following table reflects the potential payments and benefits to which the named executive officers would be entitled under each individual’s employment agreement with Seagen and our ECHELON-1 LTIP, the EV/TV LTIP, the Tucatinib LTIP and any PSU award granted to a named executive officer, in the event of termination or change-in-control of the Company. The amounts shown in the table below assume that each termination or event was effective as of December 31, 2020 and that all eligibility requirements under the respective agreement were satisfied.

	Involuntary Termination(1)

Name and Principal Position	Before or more than 12 months after a Change in Control		Immediately before or within 12 months after a Change in Control		Termination due to Death or Disability(2)

Clay B. Siegall, Ph.D.

President and CEO

Base salary continuation	$	1,575,900	$	2,101,200	$	—

Lump sum bonus award payment		1,575,900		3,151,800		1,050,600

Health benefit continuation		43,600		58,133		—

Vacation payout		80,812		80,812		80,812

Stock award acceleration(3)		21,826,402		60,067,383		20,369,799

Total	$	25,102,614	$	65,459,328	$	21,501,211

Todd E. Simpson

Chief Financial Officer

Base salary continuation	$	604,000	$	906,000	$	—

Lump sum bonus award payment		302,000		453,000		302,000

Health benefit continuation		21,237		31,856		—

Vacation payout		46,460		46,460		46,460

Stock award acceleration(3)		6,574,385		15,440,989		4,903,063

Total	$	7,548,082	$	16,878,305	$	5,251,523

Roger D. Dansey, M.D.

Chief Medical Officer

Base salary continuation	$	730,000	$	1,095,000	$	—

Lump sum bonus award payment		474,500		711,750		474,500

Health benefit continuation		29,067		43,600		—

Vacation payout		56,152		56,152		56,152

Stock award acceleration(3)		17,869,366		28,973,186		7,428,410

Total	$	19,159,085	$	30,879,688	$	7,959,062

2021 PROXY STATEMENT	69

COMPENSATION OF EXECUTIVE OFFICERS

	Involuntary Termination(1)

Name and Principal Position	Before or more than 12 months after a Change in Control		Immediately before or within 12 months after a Change in Control		Termination due to Death or Disability(2)

Chip R.Romp

Executive Vice President, Commercial U.S.

Base salary continuation	$	500,000	$	750,000	$	—

Lump sum bonus award payment		225,000		337,500		225,000

Health benefit continuation		29,067		43,600		—

Vacation payout		34,774		34,774		34,774

Stock award acceleration(3)		4,348,065		10,451,607		3,579,856

Total	$	5,136,906	$	11,617,481	$	3,839,630

Jean I. Liu

General Counsel and Executive Vice President, Legal Affairs

Base salary continuation	$	548,300	$	822,450	$	—

Lump sum bonus award payment		274,150		411,225		274,150

Health benefit continuation		29,067		43,600		—

Vacation payout		42,175		42,175		42,175

Stock award acceleration(3)		5,508,582		13,067,054		4,252,533

Total	$	6,402,274	$	14,386,504	$	4,568,858

(1)

Each employment agreement with a named executive officer provides that in the case of involuntary termination occurring not in connection with a change in control, such individual is entitled to receive either a lump-sum payment equal to 12 months of monthly base salary or payment of such amount in accordance with Seagen’s standard payroll schedule, at our discretion, such individual’s annual target bonus, 12 months of continued health benefits and 12 months of accelerated vesting of outstanding equity awards (i.e., stock options and RSU awards), except that Dr. Siegall is entitled to 18 months of base salary and continued health benefits and his annual target bonus multiplied by 1.5. In the case of involuntary termination occurring immediately prior to or within 12 months after a change in control, each named executive officer is entitled to receive 18 months of monthly base salary, such individual’s annual bonus at target, multiplied by 1.5, 18 months of continued health benefits and 100% acceleration of vesting of outstanding equity awards, except that Dr. Siegall is entitled to 24 months of base salary and 24 months of continued health benefits, a pro-rata portion of his annual bonus at target and his annual bonus at target multiplied by 2. Such severance benefits are conditioned upon the individual’s resignation from all positions held by the individual and execution of a full release and waiver of claims. See the description of each named executive officer’s employment agreement set forth below under the heading “—Employment Agreements.”

(2)

Upon termination due to death or disability, each employment agreement provides for payment of the portion of any annual bonus earned prior to the date of termination at target and any accrued but unused vacation, and 12 months accelerated vesting of outstanding equity awards granted after May 18, 2018. The PSUs awarded to our NEOs in August 2020, the PSUs awarded to Dr. Siegall in August 2019, the PSUs awarded Dr. Dansey in September 2018, and the PSUs awarded to Mr. Romp in July 2018 provide for accelerated vesting due to termination of employment due to death or disability.

(3)

The value of equity award vesting acceleration is based on the closing stock price of $175.14 per share for our common stock as reported on the Nasdaq Global Select Market on December 31, 2020 with respect to unvested RSU awards and in-the-money unvested stock option shares (and in the case of unvested stock option shares, minus the exercise price of the unvested option shares). The potential RSU awards to be granted under the EV/TV LTIP as of December 31, 2020 are not included as those awards were not outstanding as of December 31, 2020 and the payout of those awards are not subject to acceleration upon change in control or termination.

EMPLOYMENT AGREEMENTS

We are a party to an amended and restated employment agreement with Dr. Siegall entered into in October 2018. This agreement provides that he receive an annual base salary, which is currently set at $1,156,100 effective February 1, 2021, and he may receive an annual bonus based upon performance criteria and financial and operational results of Seagen as determined by the Compensation Committee of the Board of Directors under our Executive Bonus Plan. Dr. Siegall is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors. In the event Dr. Siegall’s employment is constructively terminated or terminated by Seagen without cause, he will be entitled to receive his monthly base salary and COBRA premium benefits for an additional 18 months (or 24 months if he is constructively terminated or terminated by Seagen without cause immediately prior to or within 12 months after a change in control of Seagen), payable in either a lump-sum payment or in accordance with Seagen’s standard payroll schedule, at Seagen’s discretion, and to stock award vesting acceleration equal to an additional 12 months of vesting, as well as his annual bonus at target multiplied by 1.5. The employment agreement additionally provides that if Dr. Siegall’s employment is constructively terminated or terminated by Seagen without cause immediately prior to or within 12 months after a change in control of Seagen, all of Dr. Siegall’s stock awards will become fully vested and, in the case of stock options, exercisable, and he will be entitled to his pro rata bonus at target for the year in which the change in

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COMPENSATION OF EXECUTIVE OFFICERS

control occurs, and to his target bonus at target multiplied by two. Such severance benefits are conditioned upon Dr. Siegall’s resignation from all positions held by Dr. Siegall and execution of a full release and waiver of claims. Dr. Siegall’s employment is for no specified length of time, and either he or Seagen has the right to terminate his employment at any time with or without cause.

We are a party to an amended and restated employment agreement with Mr. Simpson entered into in October 2018. This agreement provides that he receive an annual base salary, which is currently set at $631,200 effective February 1, 2021, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Mr. Simpson is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors.

We are a party to an amended and restated employment agreement with Dr. Dansey entered into in October 2018. This agreement provides that he receive an annual base salary, which is currently set at $766,500 effective February 1, 2021, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Dr. Dansey is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors.

We are party to an amended and restated employment agreement with Mr. Romp entered into in April 2020. This agreement provides that he receive an annual base salary, which is currently set at $550,000 effective February 1, 2021, and is eligible to receive an annual bonus at a target percentage of his base salary as determined by the Compensation Committee. Mr. Romp is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors.

We are a party to an amended and restated employment agreement with Ms. Liu entered into in October 2018. This agreement provides that she receive an annual base salary, which is currently set at $598,000 effective February 1, 2021, and is eligible to receive an annual bonus at a target percentage of her base salary as determined by the Compensation Committee. Ms. Liu is also eligible to receive additional grants of stock options or other equity awards from time to time in the future as determined by the Compensation Committee of the Board of Directors.

Each of Mr. Simpson’s, Dr. Dansey’s, Mr. Romp’s and Ms. Liu’s amended and restated employment agreements provide that if such executive’s employment is constructively terminated or terminated by us without cause, such executive will be entitled to 12 months of base salary, his or her annual bonus at target, COBRA premium benefits and equity award vesting acceleration equal to 12 months of vesting. Their employment agreements additionally provide that in the event such executive is involuntarily terminated immediately prior to or within 12 months after a change in control, all of such executive’s stock awards will become fully vested and, in the case of stock options, exercisable, and he or she will be entitled to 18 months of base salary and his or her annual bonus at target, multiplied by 1.5. Such severance benefits are conditioned upon such executive’s resignation from all positions held by such executive and execution of a full release and waiver of claims. Each such executive’s employment is for no specified length of time, and either such executive or we have the right to terminate such executive’s employment at any time with or without cause.

OTHER BENEFITS ON TERMINATION OR CHANGE IN CONTROL

We do not provide any “gross-ups” or other payments based on taxes attributable to any of the severance payments and benefits described above.

Upon a termination of employment due to death or disability, each employment agreement also provides for payment of the portion of any annual bonus earned prior to the date of termination and any accrued but unused vacation. In addition, the 2007 Equity Plan provides that all outstanding options to purchase shares of our common stock that are vested and exercisable as of the date of the executive officer’s death or, in the event of the executive officer’s death within 30 days following the termination of service or his or her disability, may be exercised for six months following his or her death or, in the event of termination of service due to the executive officer’s disability, one year following the termination date but in no event after the expiration date of such option.

OTHER TERMINATION BENEFITS

Other than as set forth in each named executive officer’s employment agreement and except as otherwise provided by applicable law, the named executive officers are generally not entitled to any additional benefits upon a termination or change in control of Seagen. However, under the 2007 Equity Plan, in the event of a change in control of Seagen, (i) if

2021 PROXY STATEMENT	71

COMPENSATION OF EXECUTIVE OFFICERS

the successor corporation does not assume or substitute equivalent awards for all outstanding equity awards granted pursuant to the 2007 Equity Plan, then as of the date of completion of the acquisition or merger, the vesting of such equity awards shall be accelerated in full; and (ii) if outstanding equity awards are assumed or equivalent awards are substituted by the successor corporation and if at the time of, immediately prior to or within twelve months after the effective time of the change in control, an equity awardee’s service as an employee or consultant is terminated without cause or due to constructive termination, then the vesting of such substituted equity award shall be accelerated in full. The value of such stock option acceleration in full for each named executive officer, assuming such termination or event was effective as of December 31, 2020, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above under the column “Involuntary Termination—Within 12 months after a Change in Control.”

Under the 2007 Equity Plan, if a named executive officer’s service with us is terminated as a result of death or disability, the period of time in which options may be exercised following termination is extended as described in more detail under the heading “Employment Agreements and Arrangements—Time-Based Stock Awards.”

Under the ECHELON-1 LTIP, the vesting of the stock options held by a named executive officer are subject to full acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the cash award or stock option. The value of such stock option acceleration in full for each named executive officer, assuming such termination or event was effective as of December 31, 2020, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above.

Under the EV/TV LTIP, the vesting of any RSU awards held by a named executive officer is subject to full acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the awards. The value of the acceleration of the portion of such RSU award that was granted upon approval of PADCEV is included in the “Potential Payments Upon Termination or Change-In-Control” table above. The value of the remaining portion of such RSU award acceleration is not included in the “Potential Payments Upon Termination or Change-In-Control” table above, as it was not outstanding as of December 31, 2020.

Under the Tucatinib LTIP, the vesting of any RSU awards held by a named executive officer is subject to partial acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to, or within twelve months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the stock unit awards. The value of such acceleration applicable to the First and Second Tranche of stock unit awards for each named executive officer, assuming such termination or event was effective as of December 31, 2020, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above.

Under the terms of the PSU award granted to Mr. Romp in July 2018, the vesting of such award is subject to acceleration in the event of a termination of service with the Company without cause, due to constructive termination or due to death or disability or in the event an acquirer in a change in control of the Company fails to assume the PSU award. If the termination or change of control occurs prior to the end of the performance period, the portion of the PSU award eligible to vest will be equal to the target number of shares prorated by the fraction of the performance period that has elapsed as of the date of the termination or change of control. If the termination or change in control occurs after the end of the performance period but before certification, the portion of the PSU award eligible to vest will be determined based on the level of achievement of the relevant performance condition. The value of such PSU award acceleration for Mr. Romp assuming such termination or event was effective as of December 31, 2020, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above.

Under the terms of the PSU award granted to Dr. Dansey in September 2018, the vesting of such award is subject to partial acceleration in the event an acquirer in a change in control of the Company fails to assume the PSU award. The portion of the PSU award eligible to vest upon such change in control will be determined based on the level of achievement of the relevant performance conditions and the applicable remaining period preceding the scheduled deadline for achieving any remaining performance conditions not yet satisfied, in each case as of the change in control. In addition, the event of a termination of service with the Company (or an acquirer, if such termination occurs within twelve months after the date of a change in control and the acquirer has continued or assumed the award) without cause, due to constructive termination or due to death or disability, the number of shares deemed eligible to vest, as determined pursuant to the terms of the PSU award, will vest on the later of the date of the termination and the date that the Compensation Committee certifies achievement of the relevant performance conditions, which shall be no

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COMPENSATION OF EXECUTIVE OFFICERS

later than 60 days following the termination. The value of such PSU award acceleration for Dr. Dansey, assuming such termination or event was effective as of December 31, 2020, is set forth in the “Potential Payments Upon Termination or Change-In-Control” table above.

Under the terms of the PSU awards granted to Dr. Siegall in August 2019 and the PSU awards granted to each named executive officer in August 2020, the vesting of such PSU awards will cease upon termination of service as an employee for any reason other than death or disability. The PSU awards provide for acceleration of vesting in the event of certain specified change in control events involving us or the termination of the officer’s employment due to death or disability. In addition, following certain change in control events wherein the PSU awards are assumed by the surviving entity, the PSU awards convert to time-based vesting and cliff vest on the last day of the applicable performance period, subject to the officer’s continued service through the applicable vesting date; provided, however, that if the officer is involuntarily terminated immediately prior to or within 12 months after any such change in control event, the PSU awards will vest effective as of the date of such involuntary termination. The value of such PSU award acceleration is included in the “Potential Payments Upon Termination or Change-In-Control” table above.

Under the terms of the EV Frontline PSU awards held by our named executive officers, the vesting of such awards is subject to partial acceleration in the event of a termination of service (without cause or due to constructive termination) immediately prior to or within 12 months after, a change in control of the Company, or in the event an acquirer in a change in control of the Company fails to assume the awards. The value of such EV Frontline PSU award acceleration, assuming such termination or event was effective as of December 31, 2020, is included in the “Potential Payments Upon Termination or Change-In-Control” table above.

2021 PROXY STATEMENT	73

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

POLICIES AND PROCEDURES FOR REVIEW OF RELATED PARTY TRANSACTIONS

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for the review, oversight and approval of any transaction with an executive officer, director, principal shareholder or any of such persons’ immediate family members or affiliates in which the amount involved exceeds $120,000 or is otherwise required to be disclosed by Seagen under applicable rules and regulations of the SEC. The Audit Committee will consider the relevant facts and circumstances available and deemed relevant, including, but not limited to, the risks, costs and benefits to Seagen, the terms of the transaction, and the availability of other sources for comparable services or products.

CERTAIN TRANSACTIONS WITH OR INVOLVING RELATED PERSONS

Since January 1, 2020, we have not engaged in any transactions, nor are any such transactions currently proposed, in which we were a participant and the amount involved exceeded $120,000, and in which any related person had or will have a direct or indirect material interest, except as follows:

BeiGene License Agreement. We are a party to a license agreement with BeiGene, Ltd., or BeiGene, for the advancement of a preclinical product candidate for treating cancer. One of our directors, Felix J. Baker, and entities affiliated with Dr. Baker, which together are our largest shareholders, or the Baker Entities, owned 13.0% of BeiGene as of December 1, 2020, according to the Schedule 13-D/A filed by the Baker Entities on December 4, 2020. In addition, two representatives of the Baker Entities serve on BeiGene’s board of directors. Under the terms of the agreement, Seagen retained rights to the product candidate in the Americas (United States, Canada and Latin American countries), Europe and Japan. BeiGene was granted exclusive rights to develop and commercialize the product candidate in Asia (except Japan) and the rest of the world. Seagen will lead global development, and BeiGene agreed to fund and operationalize the portion of global clinical trials attributable to its territories. BeiGene will also be responsible for all clinical development and regulatory submissions specific to its territories. Seagen received an upfront payment of $20 million and is eligible to receive progress-dependent milestones for total potential upfront and milestone payments of up to $160 million, as well as royalties for potential sales of the product candidate. The Audit Committee, in exercise of its review and oversight responsibilities, approved the license agreement with BeiGene.

Srinivas Akkaraju Consulting Agreement. In August 2020, we entered into a consulting agreement with our former director, Srinivas Akkaraju, upon his departure from our Board. Under the agreement, we agreed to pay Dr. Akkaraju $10,000 in exchange for consulting services. In addition, Dr. Akkaraju’s outstanding equity awards previously granted to him continued to vest during the term of the agreement, which ends December 31, 2021. The Audit Committee approved the consulting agreement with Dr. Akkaraju.

INDEMNIFICATION AGREEMENTS

Seagen has entered into indemnification agreements with its directors and certain officers for the indemnification of and advancement of expenses to these persons to the fullest extent permitted by law. Seagen also intends to enter into these agreements with our future directors and certain future officers.

74

EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2020 with respect to the shares of our common stock that may be issued under our existing equity compensation plans: our 2007 Equity Plan and Restated 2000 Employee Stock Purchase Plan.

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights (a)	Weighted average exercise price of outstanding options and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column (a)) (c)

Equity compensation plans approved by shareholders:

Amended and Restated 2007 Equity Incentive Plan(1)	10,842,144	$	62.26	8,699,060(2)

Amended and Restated 2000 Employee Stock Purchase Plan	—	$	—	986,069(3)

Equity compensation plans not approved by shareholders	—	$	—	—

Total	10,842,144			9,685,129

(1)

The number of securities to be issued upon exercise of outstanding options and rights (column (a)) includes shares subject to RSU awards granted under the 2007 Equity Plan, which RSU awards do not carry an exercise price. Accordingly, the weighted average exercise price of outstanding options and rights (column (b)) excludes the grant of RSU awards.

(2)

As of December 31, 2020, 8,699,060 shares remained available for future issuance under our 2007 Equity Plan. As of March 1, 2021, 8,610,690 shares remained available for future issuance under our 2007 Equity Plan.

(3)

As of December 31, 2020, 986,069 shares remained available for future issuance under our Amended and Restated 2000 Employee Stock Purchase Plan. As of March 1, 2021, 905,959 shares remained available for purchase in the current purchase period under our Amended and Restated 2000 Employee Stock Purchase Plan.

2021 PROXY STATEMENT	75

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 1, 2021 (except as noted) regarding the beneficial ownership of our common stock by each director (including each nominee for director), by each person or group of affiliated persons known to us to beneficially own five percent or more of our outstanding common stock, by each named executive officer and by all executive officers and directors as a group. Unless otherwise indicated, the address of the individuals and entities below is c/o Seagen Inc., 21823 – 30th Drive SE, Bothell, WA 98021.

Name and Address	Total Common Stock Equivalents(1)	Percent of Common Stock Equivalents(2)

Felix J. Baker, Ph.D.(3) Baker Bros. Advisors LP and Affiliates(3) 860 Washington Street, 3rd Floor New York, NY 10014	47,478,814	26.2%

Capital International Investors(4) 11100 Santa Monica Blvd., 16th Floor Los Angeles, CA 90025	19,872,894	11.0%

BlackRock, Inc.(5) 55 East 52nd Street New York, NY 10055	12,520,079	6.9%

The Vanguard Group(6) 100 Vanguard Blvd Malvern, PA 19355	11,885,283	6.6%

Clay B. Siegall, Ph.D.(7)	1,962,283	1.1%

Todd E. Simpson(8)	353,613	*

Roger D. Dansey, M.D.(9)	70,928	*

Chip R. Romp(10)	63,949	*

Jean I. Liu(11)	227,107	*

David W. Gryska(12)	122,591	*

Marc E. Lippman, M.D.(13)	67,301	*

Ted Love	1,799	*

John A. Orwin(14)	81,341	*

Alpna H. Seth, Ph.D.(15)	32,485	*

Nancy A. Simonian, M.D.(16)	111,341	*

Daniel G. Welch(17)	83,272	*

All directors and executive officers as a group (12 persons)(18)	50,656,824	27.6%

*	Less than one percent
(1)

Beneficial ownership is determined in accordance with SEC rules. In computing the beneficial ownership, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares of common stock beneficially owned includes common stock which the named person has the right to acquire, through option exercise or otherwise, within 60 days after March 1, 2021.

(2)

Percentage of common stock equivalents is based on a total of 181,212,670 shares of common stock outstanding as of March 1, 2021. For each named person, the percentage ownership includes common stock that the person has the right to acquire within 60 days after March 1, 2021, as described in Footnote 1. However, such shares are not deemed outstanding with respect to the calculation of ownership percentage for any other person. In some cases, beneficial ownership calculations for five percent or greater shareholders are based solely on publicly-filed Schedules 13D or 13G, which five percent or greater shareholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2020 unless otherwise provided.

(3)

The shares reported in the table as beneficially owned by the reporting persons includes 43,186,573 shares held by Baker Brothers Life Sciences, L.P. , or Life Sciences, 3,980,588 shares held by 667, L.P., or 667, 18,243 shares held by FBB2, LLC, or FBB2, 48,012 shares held by FBB3, LLC, or FBB3, 23,280 shares held by Felix J. Baker, 23,277 shares held by Julian C. Baker, 77,500 shares issued to Felix J. Baker as a result of the exercise of options and 24,763 shares issued to Felix J. Baker upon the vesting of restricted stock units. This number also includes 96,578 shares of common stock issuable upon exercise of options held by Felix J. Baker that are exercisable within 60 days of March 1, 2021 held by Felix J. Baker that vest within 60 days of March 1, 2021. According to Form 5 filed with the SEC by the reporting persons on February 16, 2021 by, Baker Bros. Advisors LP, or the Adviser, serves as the Investment Adviser to Life Sciences and 667, or collectively the Baker Funds. Baker Bros. Advisors (GP) LLC, or the Adviser GP, is the Adviser’s sole general partner. Julian C. Baker and Felix J. Baker are principals of the Adviser GP. The Adviser has complete and unlimited discretion and authority with respect to the investment and voting power of the securities held by the Baker Funds, and may be deemed to have the power to vote or direct the vote of and the power to dispose or direct the disposition of such securities. In addition, according to the Schedule 13D/A, the Adviser has voting and investment power over the options, RSU awards and common stock held by Felix J. Baker, and the Adviser GP, as well as Felix J. Baker and Julian C. Baker as principals of the Adviser GP, may be deemed to have the power to vote or direct the vote of and the power to dispose or direct the disposition of, the options, RSU awards and common stock held by Felix J. Baker. In addition, according to the Schedule 13D/A, Julian C. Baker and Felix J. Baker are also the sole managers of FBB2 and FBB3 and as such may be deemed to be beneficial owners of shares of common stock held by FBB2 and FBB3 and may be deemed to have the power to vote or direct the vote and dispose or direct the disposition of those shares.

(4)

The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 16, 2021. According to the Schedule 13G/A, Capital International Investors has sole voting power over 19,476,506 shares of common stock and sole dispositive power over all the shares. The Schedule 13G/A

76

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

filed by the reporting person provides information as of December 31, 2020 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2020 and March 1, 2021.
(5)

The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 1, 2021. According to the Schedule 13G/A, BlackRock Inc, has sole voting power over 11,786,485 shares of common stock and sole dispositive power over all the shares. The Schedule 13G/A filed by the reporting person provides information as of December 31, 2020 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2020 and March 1, 2021.

(6)

The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on February 10, 2021. According to the Schedule 13G/A, The Vanguard Group has sole voting power over none of the shares and sole dispositive power over 11,585,586 shares of common stock. The Schedule 13G/A filed by the reporting person provides information as of December 31, 2020 and, consequently, the beneficial ownership of the reporting person may have changed between December 31, 2020 and March 1, 2021.

(7)	Includes 1,366,900 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021.
(8)	Includes 271,010 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021.
(9)	Includes 55,184 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021.
(10)	Includes 53,451 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021.
(11)	Includes 193,965 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021.
(12)	Includes 79,078 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021.
(13)	Includes 16,298 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021.
(14)	Includes 56,578 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021.
(15)

Includes 18,022 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021 and 5,750 shares of common stock issuable for restricted stock units that vest within 60 days of March 1, 2021.

(16)	Includes 86,578 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021.
(17)	Includes 44,078 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021.
(18)

Includes 2,337,720 shares of common stock issuable upon exercise of options that are exercisable within 60 days of March 1, 2021 and 5,750 shares of common stock issuable for restricted stock units that vest within 60 days of March 1, 2021.

2021 PROXY STATEMENT	77

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since June 1998. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our bylaws or other governing documents. However, the Board is submitting the appointment of PricewaterhouseCoopers LLP to the shareholders for ratification as a matter of good corporate governance. While the Audit Committee is not bound by a vote either for or against the proposal, it will consider a vote against PricewaterhouseCoopers LLP by the shareholders in selecting our independent registered public accounting firm in the future. Even if the shareholders do ratify the appointment, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes that such a change would be in the best interests of Seagen and its shareholders.

Shareholder approval of this Proposal No. 3 will require the affirmative vote of a majority of the votes cast in person, virtually or by proxy at the Annual Meeting.

On behalf of the audit committee, the Board recommends a vote FOR this Proposal No. 3.

78

PROPOSAL NO. 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

PricewaterhouseCoopers LLP served as our independent registered public accounting firm for 2020 and 2019 and their aggregate fees for services rendered were as follows:

Type of Fees	2020	2019

Audit Fees	$1,613,000	$1,330,000

Audit-Related Fees	—	—

Tax Fees	—	—

All Other Fees	2,700	2,790

Total Fees	$1,615,700	$1,332,790

Audit Fees. Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “— Audit Fees.” There were no audit-related fees billed to Seagen for services rendered during 2020 or 2019.

Tax Fees. Tax fees principally included tax compliance, tax advice and tax planning fees. There were no tax fees billed to Seagen for services rendered during 2020 or 2019.

All Other Fees. All other fees include any fees billed that are not audit, audit related, or tax fees. In 2020 and 2019, these fees related to accounting research software licenses.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee has adopted an Audit and Audit-Related Services Pre-Approval Policy, or the Policy, which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent registered public accounting firm may be pre-approved. The Policy was originally adopted in 2006, and in light of the growing scale of our business, the Audit Committee updated the Policy in October 2020. Under the Policy both before and after the October update, all audit, audit-related and tax services to be provided by the independent registered public accounting firm are subject to pre-approval by the Audit Committee. The Audit Committee may also pre-approve non-audit services not otherwise prohibited by the Policy that it believes are routine and recurring and would not impair the independence of the auditor. In addition, the Policy authorizes the Chair of the Audit Committee to pre-approve services not prohibited by the Policy to be performed by our independent registered public accounting firm and associated fees up to a cap, provided that the Chair is required to report any decision to pre-approve such audit-related or non-audit services and fees to the full Audit Committee for ratification at its next regular meeting. Among other revisions for improved efficiency, the October 2020 update to the Policy increased the cap applicable to such a pre-approval from $25,000 to $150,000 in light of the current scale of our business. All audit-related and non-audit related services performed by our independent registered public accounting firm in 2020 were pre-approved.

2021 PROXY STATEMENT	79

AUDIT COMMITTEE REPORT

AUDIT COMMITTEE REPORT(1)

The Audit Committee of the Board of Directors is currently comprised of three independent directors and operates under a written charter originally adopted by the Board of Directors in March 2001, which charter is reviewed on an annual basis and amended as necessary by the Board of Directors upon recommendation by the Audit Committee.

The members of the Audit Committee are currently David W. Gryska (chairman), Ted Love and Alpna H. Seth. Each of the members of the Audit Committee is an “independent director” as currently defined in Rules 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards and Rule 10A-3 of the Exchange Act. The Board of Directors has also determined that David W. Gryska is an “audit committee financial expert” as described in applicable rules and regulations of the Securities and Exchange Commission, or the SEC.

The Audit Committee appoints an accounting firm as our independent registered public accounting firm. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held five meetings and acted by written consent two times during 2020. The meetings were designed to provide information to the Audit Committee necessary for it to conduct its oversight function of the external financial reporting activities and audit process of Seagen, and to facilitate and encourage communication between the Audit Committee, management and our independent registered public accounting firm, PricewaterhouseCoopers LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed the audited financial statements for 2020 with management and the independent registered public accounting firm. The Audit Committee also instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm, PricewaterhouseCoopers LLP, required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP that firm’s independence.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

The Audit Committee of the Board of Directors of Seagen Inc.:

David W. Gryska (chair)	Ted Love	Alpna H. Seth

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Seagen under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

80

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

2021 ANNUAL MEETING INFORMATION
Meeting Date:	May 14, 2021	Meeting Place:	The Annual Meeting will be held online at www.virtualshareholdermeeting.com/SGEN2021
Meeting Time:	2:30 p.m. (Pacific)
Record Date:	March 18, 2021

VOTING MATTERS

Management Proposals		Board Vote Recommendation	See Page Number for More Detail

PROPOSAL NO. 1	Election of Class II directors	FOR EACH NOMINEE	Page 8

PROPOSAL NO. 2	Advisory vote on the compensation of our named executive officers	FOR	Page 30

PROPOSAL NO. 3	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021	FOR	Page 78

WHY DID I RECEIVE THIS PROXY STATEMENT?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. This proxy statement describes the proposals on which we would like you, as a shareholder, to vote. It also gives you information on these proposals so that you can make an informed decision, information you may find useful in determining how to vote and information regarding voting procedures.

WHERE CAN I ACCESS THE PROXY MATERIALS?

This proxy statement and our 2020 annual report on Form 10-K are available on the Internet at www.proxyvote.com. In accordance with the rules of the SEC, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a Notice of Internet Availability of Proxy Materials, or the Notice of Internet Availability, with instructions for accessing the proxy materials, including our proxy statement and 2020 annual report on Form 10-K, and voting via the Internet. The Notice of Internet Availability also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and it helps conserve natural resources.

HOW CAN I PARTICIPATE IN THE ANNUAL MEETING?

In light of the COVID-19 pandemic, and for the safety of all our shareholders and personnel, we will be holding our Annual Meeting virtually, on Friday, May 14, 2021, via the Internet at www.virtualshareholdermeeting.com/SGEN2021. Online check-in will begin at 2:15 and you should allow ample time for the check-in procedures. At our virtual Annual Meeting, shareholders who owned shares of our stock as of March 18, 2021, the record date, will be able to attend, vote and submit questions via the Internet by logging in to the meeting website using the 16-digit control number provided to you either on your Notice of Internet Availability or your proxy card. If you do not have a control number, you may attend the meeting in listen-only mode by visiting www.virtualshareholdermeeting.com/SGEN2021, but you will not be able to vote or to submit questions. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials. You will not be able to attend the Annual Meeting in person.

HOW DO I ASK QUESTIONS AT THE ANNUAL MEETING?

During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/SGEN2021. You must have available your 16-digit control number provided in the Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials). We intend to

2021 PROXY STATEMENT	81

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

answer as many questions pertinent to Company matters as time allows at the question and answer session following the formal portion of the meeting. Questions that are substantially similar may be grouped and answered once to avoid repetition.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE VIRTUAL ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES ACCESSING THE VIRTUAL MEETING WEBSITE?

If you experience technical difficulties during the check-in process or during the Annual Meeting, please call (844) 986-0822 (U.S.) or (303) 562-9302 (International) for assistance.

WHAT IF I CANNOT VIRTUALLY ATTEND THE ANNUAL MEETING?

You may vote your shares before the virtual Annual Meeting by Internet, by telephone or by mail as described below. You do not need to access the virtual Annual Meeting to vote if you submitted your vote by Internet, by telephone or by mail in advance of the virtual Annual Meeting. The virtual Annual Meeting will be archived for up to 90 days after the date of the virtual Annual Meeting at www.virtualshareholdermeeting.com/SGEN2021.

WHAT IS THE DIFFERENCE BETWEEN A SHAREHOLDER OF RECORD AND A BENEFICIAL OWNER?

Shareholders whose shares are registered with our transfer agent, Computershare, Inc., in their own name are record holders, also known as shareholders of record. Shareholders whose shares are not registered in their own name with Computershare, Inc. are beneficial holders of shares held in street name. Such shares may be held in an account at a bank or at a brokerage firm (your record holder). If you are a beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder on how to direct it to vote your shares.

HOW CAN I VOTE?

For the election of directors (Proposal No. 1), you may vote “FOR” or “AGAINST” each nominee, or you may abstain from voting for all or any of the nominees. For each of the other two proposals, you may vote “FOR” or “AGAINST” or abstain from voting.

If you are a shareholder of record as of the record date, you may vote via any of the following methods:

Via the Internet:	Call Toll-Free:	Mail Signed Proxy Card:
www.proxyvote.com	1-800-690-6903	Using the Provided Postage-Paid Envelope

If you are a beneficial holder, you have the right to direct your record holder on how to vote your shares, and you will receive instructions from your record holder on how to direct it to vote your shares. Many banks and brokerage firms have a process for their beneficial holders to provide instructions via the Internet or by telephone. If Internet or telephone voting is unavailable from your record holder, please complete and return the voting instruction form in the addressed, postage paid envelope provided. If your shares are held beneficially in street name and you have not given your record holder voting instructions, your record holder will not be able to vote your shares with respect to any matter other than ratification of the appointment of Seagen’s independent registered public accounting firm as explained in more detail below.

In addition, whether you are a shareholder of record or a beneficial owner, if you held shares as of the record date, you may vote at the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/SGEN 2021 during the Annual Meeting and entering your 16-digit control number. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may attend and vote at the Annual Meeting even if you have already voted by proxy.

For those shareholders who receive a Notice of Internet Availability, the Notice of Internet Availability provides information on how to access your proxy materials on the Internet and contains instructions on how to vote via the Internet or by telephone. If you received a Notice of Internet Availability, you can request a printed copy of your proxy materials by following the instructions contained in the Notice of Internet Availability.

82

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

IF I AM A BENEFICIAL HOLDER, HOW CAN I VOTE?

If the shares you own are held in street name by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. In order to vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting via the Internet or over the telephone and provide instructions for doing so on your voting instruction form. Under the current rules that govern brokers, if you do not give instructions to your brokerage firm, it will still be able to vote your shares, but only with respect to proposals for which it has discretionary voting authority. A “broker non-vote” occurs when a broker or other holder of record holding shares for a beneficial owner submits a proxy for the Annual Meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

The election of directors (Proposal No. 1) and the advisory vote on the compensation of our named executive officers (Proposal No. 2) are proposals for which brokers do not have discretionary voting authority. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote with respect to these proposals and those non-votes will be counted as “broker non-votes.” The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 3) is considered to be discretionary, and your brokerage firm will be able to vote on Proposal No. 3 even if it does not receive instructions from you, so long as it holds your shares in its name.

If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent or attend the Annual Meeting.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY?

You may revoke or change a previously delivered proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record for your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may grant a subsequent proxy over the telephone or via the Internet.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 21823 – 30th Drive SE, Bothell, Washington 98021.

•	You may vote at the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/SGEN2021. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most recent proxy card or telephone or Internet proxy is the one that is counted.

If you are a beneficial owner whose shares are held by your broker, bank or other agent as a nominee or agent, you should follow the instructions provided by your broker, bank or other agent.

WHAT IF I RECEIVED MORE THAN ONE SET OF PROXY MATERIALS?

If you receive more than one set of proxy materials, or more than one Notice of Internet Availability or a combination thereof, your shares may be registered in more than one name or are registered in different accounts. Please follow the voting instructions on each set of proxy materials or Notices of Internet Availability to ensure that all of your shares are voted.

WHAT CONSTITUTES A QUORUM TO CONDUCT BUSINESS AT THE ANNUAL MEETING?

There were 181,305,871 shares of common stock issued and outstanding on the record date, March 18, 2021. Each share of common stock is entitled to one vote. The holders of a majority of our issued and outstanding shares of common stock entitled to vote as of the record date must be present at the Annual Meeting (either, virtually or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.” Your shares will be counted towards the quorum only if you submit a valid proxy (or if one is submitted on your behalf by your broker, bank or other agent) or if you vote in person (or virtually) at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Annual Meeting.

2021 PROXY STATEMENT	83

FREQUENTLY ASKED QUESTIONS AND OTHER INFORMATION

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

Assuming that a quorum is present at the Annual Meeting, the following votes will be required:

•

With respect to the election of Class II directors (Proposal No. 1), directors in an uncontested election, such as this one, are elected by a majority of the votes cast. Accordingly, each of the three Class II director nominees must receive the affirmative vote of a majority of the votes cast on his or her election in order to be elected (i.e., the number of shares voted ‘FOR” such nominee must exceed the number of shares voted “AGAINST” such nominee).

•

With respect to the advisory vote on the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 2), approval will require the affirmative vote of a majority of the votes cast in person, virtually or by proxy at the Annual Meeting.

•

With respect to the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 3), approval will require the affirmative vote of a majority of the votes cast in person, virtually or by proxy at the Annual Meeting.

We believe that the procedures to be used by the Inspector of Election to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Abstentions and broker non-votes will not be considered votes cast at the Annual Meeting. Because the approval of all the proposals is based on the votes cast at the Annual Meeting, abstentions and, as applicable, broker non-votes will not have any effect on the outcome of voting on the proposals.

WHO SOLICITS PROXIES AND WHO BEARS THE COST OF SOLICITATION?

The Board of Directors of Seagen is soliciting your proxy to vote your shares at the Annual Meeting. We will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing, and mailing of the Notice of Internet Availability, this proxy statement, the proxy card and any additional solicitation material that we may provide to our shareholders. In addition to these proxy materials, our directors, officers and other employees may contact you by telephone, via the Internet, in person or otherwise to obtain your proxy. Our directors, officers and other employees will not receive any additional compensation for assisting in the solicitation. We have also engaged Morrow Sodali LLC to assist in the solicitation of proxies for a fee of approximately $15,000, plus reasonable out-of-pocket expenses. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy materials.

WHO WILL COUNT THE VOTES AND DETERMINE IF A QUORUM IS PRESENT?

Votes cast by proxy or in person (or virtually) at the Annual Meeting will be tabulated by a representative of Broadridge Financial Solutions, who will act as the Inspector of Election. The Inspector of Election will also determine whether a quorum is present at the Annual Meeting.

IF I RETURN A PROXY BUT DO NOT PROVIDE VOTING INSTRUCTIONS, HOW WILL MY SHARES BE VOTED?

Shares properly voted by proxy will be voted at the Annual Meeting. If you specify a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. If you are the record holder of your shares and you do not specify your vote on each proposal individually when voting via the Internet or over telephone, or if you sign and return a proxy card without giving specific voting instructions, then your shares will be voted as follows:

•	FOR all of the director nominees named herein (Proposal No. 1);

•	FOR the approval of the compensation of our named executive officers as disclosed in this proxy statement (Proposal No. 2); and

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (Proposal No. 3).

If any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the accompanying proxy, referred to in this proxy statement as the “proxy holders,” to vote on those matters in accordance with their best judgment.

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Please note that if you are a beneficial owner of shares held in “street name” and you do not instruct your brokerage firm on how to vote your shares, your brokerage firm may still be able to vote your shares in its discretion. Please see “If I am a Beneficial Holder, How Can I Vote?” above or more information.

IF OTHER BUSINESS IS BROUGHT BEFORE THE ANNUAL MEETING, HOW WILL MY SHARES BE VOTED?

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, or with respect to any adjournment or postponement thereof, it is the intention of the proxy holders to vote on such matters in accordance with their best judgment.

HOW CAN I FIND OUT THE RESULTS OF THE ANNUAL MEETING?

We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a current report on Form 8-K, which we expect to file with the SEC within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results. You can obtain a copy of any of these filings on our website at www.seagen.com or by contacting our Investor Relations Department at (425) 527-4000.

WHEN ARE PROPOSALS AND NOMINATIONS DUE FOR THE 2022 ANNUAL MEETING?

To have your proposal included in our proxy statement for the 2022 Annual Meeting, you must submit your proposal in writing by December 2, 2021, to Jean I. Liu, Corporate Secretary, Seagen, 21823 – 30th Drive SE, Bothell, Washington 98021, and you must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. However, if the 2022 Annual Meeting is not held between April 14, 2022 and June 13, 2022, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

Shareholders wishing to submit proposals or director nominations for our 2022 Annual Meeting that are not to be included in our proxy statement must give timely written notice to our Corporate Secretary in accordance with our bylaws. To be “timely,” written notice must be received by our Corporate Secretary at the above address no earlier than January 14, 2022 and no later than February 13, 2022; provided, however, that in the event the date of the 2022 Annual Meeting is not scheduled to be held between April 14, 2022 and June 13, 2022, then such notice must be received by the later of the 90th day prior to the date of the 2022 Annual Meeting or the 10th day following the date on which public announcement or disclosure of the date of the 2022 Annual Meeting is first made. However, in the event that the number of directors to be elected to the Board of Directors is increased and either all of the nominees for director or the size of the increased Board of Directors is not publicly announced or disclosed by Seagen on or prior to February 3, 2022, a shareholder’s notice to our Corporate Secretary will also be considered timely, but only with respect to nominees for any new positions created by such increase, if the shareholder’s notice is delivered to our Corporate Secretary at the above address not later than the close of business on the 10th day following the first date all of such nominees or the size of the increased Board of Directors has been publicly announced or disclosed by Seagen. We also advise you to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and director nominations, including attendance requirements. A shareholder’s notice to our Corporate Secretary must set forth the information required by our bylaws with respect to each nominee or matter the shareholder proposes to bring before the 2022 Annual Meeting and must be updated not later than ten days after the record date for the determination of shareholders entitled to vote at 2022 Annual Meeting to provide any material changes in the foregoing information. The person presiding at the 2022 Annual Meeting may determine, if the facts warrant, that a nominee or matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board of Directors for the 2022 Annual Meeting will confer discretionary voting authority with respect to (i) any proposal presented by a shareholder at that meeting for which Seagen has not been provided with timely notice and (ii) any proposal made in accordance with our bylaws, if the 2022 proxy statement briefly describes the matter and how management proxy holders intend to vote on it, if the shareholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

SHAREHOLDERS SHARING THE SAME ADDRESS

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple shareholders who reside at the same address may receive a single copy of our annual report and proxy materials, including the Notice of Internet Availability, unless the

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affected shareholder has provided contrary instructions. This procedure reduces printing costs and postage fees. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the Notice of Internet Availability and, if applicable, a separate copy of the annual report and other proxy materials, you may request a separate copy by contacting the bank, broker or other holder of record, by contacting our Investor Relations Department at (425) 527-4000 or by sending a written request to: Jean I. Liu, Corporate Secretary, Seagen, 21823 – 30th Drive SE, Bothell, Washington 98021. The voting instructions sent to a street name shareholder should provide information on how to request (1) householding of future Seagen proxy materials, including Notices of Internet Availability, or (2) separate materials if only one set of documents is being sent to a household. If it does not, a shareholder who would like to make one of these requests should contact Seagen described above.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, executive officers and beneficial owners of more than 10 percent of Seagen’s equity securities to file reports of holdings and transactions in its equity securities with the SEC and Nasdaq generally within two business days of a reportable transaction. We seek to assist our directors and executives by monitoring transactions and completing and filing reports on their behalf. Based solely on our review of Section 16 reports prepared by or furnished to us, we believe that all Section 16(a) SEC filing requirements applicable to its directors and executive officers for fiscal year 2020 were timely met, except as follows: a Form 4 for Ms. Liu and a Form 4 for Mr. Romp, each of which related to satisfaction of performance criteria for RSU awards and a sale to cover taxes, were filed one day after the filing deadline due to COVID-related printer processing delays, and a Form 4 related to one transaction by Dr. Siegall was filed one day after the filing deadline due to an administrative error.

NOTE ABOUT FORWARD-LOOKING STATEMENTS

Certain of the statements made in this Proxy Statement are forward looking, such as those, among others, relating to our potential to achieve the noted development and regulatory milestones; our potential to obtain additional marketing approvals or label expansions, to make regulatory submissions in a timely manner or at all or to effectively commercialize our current and future products; the potential for our clinical trials to support further development, regulatory submissions and potential marketing approvals; the opportunities for, and the therapeutic and commercial potential of, ADCETRIS, PADCEV, TUKYSA and our product candidates; our ability to meet financial projections; our beliefs regarding the benefits and effects of our compensation policies and our expectations to attract and retain executive talent; statements related to our corporate responsibility and sustainability efforts; statements about our prospects for the future generally, as well as other statements that are not historical facts. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include, without limitation, risks and uncertainties associated with maintaining or increasing sales of ADCETRIS, PADCEV and TUKYSA due to competition, unexpected adverse events, regulatory action, the pricing and reimbursement process, market adoption by physicians, the impacts of the COVID-19 pandemic or other factors. We may also be delayed or unsuccessful in planned clinical trial initiations, enrollment in and conduct of our clinical trials, obtaining data from clinical trials, obtaining FDA approval of tisotumab vedotin, planned regulatory submissions, regulatory approvals and launch in each case for a variety of reasons including the difficulty and uncertainty of pharmaceutical product development, the impacts of the COVID-19 pandemic, negative or disappointing clinical trial results, unexpected adverse events or regulatory discussions or actions and the inherent uncertainty associated with the regulatory approval process. We may not be successful in retaining or attracting executive talent or in achieving the goals of our compensation policies or corporate responsibility and sustainability efforts due to market competition, the actions of third parties with which we do business or other factors. More information about the risks and uncertainties we face is contained under the caption “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2020. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

By Order of the Board of Directors,

Jean I. Liu CORPORATE SECRETARY April 1, 2021

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D40842-P50590 1a. Felix J. Baker, Ph.D. 1b. Clay B. Siegall, Ph.D 1c. Nancy A. Simonian, M.D. Nominees: To be elected for terms expiring in 2024: NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 2. Approve, on an advisory basis, the compensation of Seagen’s named executive officers as disclosed in the accompanying proxy statement. 3. Ratify the appointment of PricewaterhouseCoopers LLP as Seagen’s independent registered public accounting firm for the fiscal year ending December 31, 2021. 1. Election of Class II Directors For Against Abstain ! ! ! NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. SEAGEN INC. The Board of Directors recommends you vote FOR all of the director nominees and FOR Proposals 2 and 3: SEAGEN INC. 21823 30TH DR. SE BOTHELL, WA 98021 ! ! ! ! ! ! ! ! ! For Against Abstain ! ! ! VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/SGEN2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D40843-P50590 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SEAGEN INC. The undersigned hereby appoints Clay B. Siegall and Jean I. Liu, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Seagen Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of Seagen Inc. to be held Friday, May 14, 2021 (the “Meeting”) or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. (Continued and to be marked, dated and signed, on the other side)